     As filed with the Securities and Exchange Commission on December 6, 2004



                                                     1933 Act File No. 333-

                                                     1940 Act File No. 811-10223

================================================================================



                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-2

                        (Check appropriate box or boxes)



[X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[ ]  Pre-Effective Amendment No.
[ ]  Post-Effective Amendment No.
and
[X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 18



                             ING Senior Income Fund
                  Exact Name of Registrant Specified in Charter
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)


                                 (800) 992-0180

               Registrant's Telephone Number, Including Area Code

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                              Scottsdale, AZ 85258
     Name and Address (Number, Street, State, Zip Code) of Agent for Service


                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                  Dechert LLP
                               1775 I Street, NW
                              Washington, DC 20006

Approximate Date of Proposed Public Offering:  December 6, 2004

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box)

[ ]  when declared effective pursuant to section 8(c)

The following boxes should only be included and completed if the registrant is a registered closed-end management investment company or business development company which makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act and is making this filing in accordance with Rule 486 under the Securities Act.

[X] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)
[ ] on (date) pursuant to paragraph (a)

This registration incorporates a combined prospectus pursuant to Rule 429, which relates to earlier registration statements filed by the Registrant on June 28, 2004 (see File No. 333-116936), February 23, 2004 (see File No. 333-113012), November 7, 2003 (see File No. 333-110317), September 22, 2003
(see File No. 333-109005), August 15, 2003 (see File No. 333-108020), July 17,
2003 (see File No. 333-107124), July 1, 2002 (see File No. 333-91662) and March
30, 2001 (see File No. 333-54910). This prospectus will also be used in connection with sales of securities registered by the Registrant under those registration statements. This registration statement and the registration statement amended hereby will be collectively referred to as the "Registration Statement."

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933



====================================================================================================
                                           PROPOSED MAXIMUM       PROPOSED MAXIMUM       AMOUNT OF
TITLE OF SECURITIES        AMOUNT BEING     OFFERING PRICE       AGGREGATE OFFERING     REGISTRATION
BEING REGISTERED            REGISTERED        PER SHARE                PRICE              FEE(1)(2)
----------------------------------------------------------------------------------------------------
Class A Common Shares of    12,000,000       $ 15.93            $ 191,160,000        $ 24,219.97
Beneficial Interest, par
value $0.01 per share

Class B Common Shares of     1,000,000       $ 15.50            $  15,500,000        $  1,963.85
Beneficial Interest, par
value $0.01 per share

Class C Common Shares of    10,000,000       $ 15.51            $ 155,100,000        $ 19,651.17
Beneficial Interest, par
value $0.01 per share

Class Q Common Shares of     6,000,000       $ 15.46            $  92,760,000        $ 11,752.69
Beneficial Interest, par
value $0.01 per share
====================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(d) under the Securities Act of 1933, based on net asset value per share as of November 29, 2004.
(2)  Transmitted prior to filing.

                  SUPPLEMENT DATED DECEMBER 6, 2004 TO THE
                      ING SENIOR INCOME FUND PROSPECTUS
                              DATED JULY 1, 2004

      Please read this supplement in connection with the ING Senior Income Fund Prospectus dated July 1, 2004 ("Prospectus"). The Prospectus is hereby amended as follows:

1.   The date of the Prospectus is hereby amended to December 6, 2004.

2. Effective December 6, 2004, ING Senior Income Fund has registered additional Common Shares, to be sold in the Fund's continuous offering of its shares. Please read this supplement in connection with the Fund's Prospectus dated July 1, 2004.

3. The following sentence replaces the first sentence of the fourth paragraph under the section entitled "Preferred Shares" on page 3 of the
Prospectus:

     As of October 31, 2004, the Fund has not issued any preferred shares.

   The following paragraph and table are hereby added to the inside front cover of the Prospectus:

   This Prospectus applies to the offering of Class A, Class B, Class C and Class Q Common Shares, which are offered at the next determined net asset value ("NAV") per share. The minimum purchase amount is $1,000 for Class A, Class B, and Class C Common Shares and $250,000 for Class Q Common Shares.

                                      PRICE TO PUBLIC(1)       SALES LOAD       PROCEEDS TO FUND(2)

Per Class A Common Share              $ 15.93                  $ 0.40(3)          $ 186,360,000
                              Total   $ 191,160,000            $ 4,800,000

Per Class B Common Share              $ 15.50                    None(4)          $  15,500,000
                              Total   $ 15,500,000

Per Class C Common Share              $ 15.51                    None(4)          $ 155,100,000
                              Total   $ 155,100,000

Per Class Q Common Share              $ 15.46                    None(4)          $  92,760,000
                              Total   $ 92,760,000
                                      -------------            -----------        -------------
                              Total   $ 454,520,000            $ 4,800,000        $ 449,720,000
                                      =============            ===========        =============

 (1) The Common Shares are offered on a best efforts basis at a price equal to the NAV, which as of November 29, 2004 is $15.93 per share for Class A (includes sales charge), $15.50 per share for Class B, $15.51 per share for Class C and $15.46 per share for Class Q.

 (2) Assuming the sale of all Class A, Class B, Class C and Q Common Shares registered by this Prospectus. Offering expenses of approximately $73,000 will be capitalized by the Fund and then amortized over 12 months.

 (3) Reduced for purchases of $100,000 and over. Class A Common Shares are subject to a service fee. Class A Common Shares are subject to an early withdrawal fee charge("EWC") of 1.00% if they are repurchased by the Fund within one year of purchase.

 (4) Class B Common Shares repurchased by the Fund are subject to an EWC of up to 3% over the five-year period after purchase and Class C Common Shares are subject to an EWC of 1.00% during the first year after purchase. Class B and Class C Common Shares are subject to a distribution fee and a service fee. Class Q Common Shares are subject to a service fee. ING Funds Distributor, LLC pays a sales commission to authorized dealers from its own assets in connection with sales of Class B Common Shares.

3. The following sentence replaces the first sentence of the fourth paragraph under the section entitled "Preferred Shares" on page 3 of the
Prospectus:

    As of October 31, 2004, the Fund has not issued any preferred shares.

4. The following replaces the last sentence of the section entitled "Leverage" on page 5 of the Prospectus:

    As of October 31, 2004, the Fund had no outstanding borrowings under its credit facility and did not have any preferred shares outstanding.

5. The front-end sales load for Class A Common Shares is reduced. In addition, the breakpoints in the Early Withdrawal Charge ("EWC") have been eliminated for purchases of Class A Common Shares of $1 million or more resulting in a 1.00% EWC for 1 year for all shareholders. Subsequently, the Fund Expense table and Example tables on pages 6 and 7 of the Prospectus are deleted in their entirety and replaced with the following:

WHAT YOU PAY TO INVEST -- FUND EXPENSES

The cost you pay to invest in the Fund varies depending upon which class of Common Shares you purchase. In accordance with SEC requirements, the table below shows the expenses of the Fund, including interest expense on borrowings, as a percentage of the average net assets of the Fund, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of the average net assets, expenses are not expressed as a percentage of all of the assets that are invested for the Fund. The Table below assumes that the Fund has borrowed an amount equal to 25% of its Managed Assets. For information about the Fund's expense ratios if the Fund had not borrowed, see "Risk Factors and Special Considerations -- Annual Expenses Without Borrowings."

                                                                 CLASS A         CLASS B(9)          CLASS C           CLASS Q
-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on your investment
   (as a percentage of offering price)(1)                            2.50%(2)          NONE              NONE              NONE
Dividend Reinvestment Fees                                           NONE              NONE              NONE              NONE
Early Withdrawal Charge                                              NONE(3)              3%(3)             1%(3)          NONE
Exchange Fee                                                         NONE              NONE              NONE              NONE

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
   TO COMMON SHARES)

   Management and Administrative Fees(4)                             1.20%             1.20%             1.20%             1.20%
   Service Fee                                                       0.25%             0.25%(8)          0.25%             0.25%
   Distribution Fee(5)                                               NONE              0.75%             0.50%             NONE
   Interest Expense on Borrowed Funds                                0.50%             0.50%             0.50%             0.50%
   Other Operating Expenses(6)                                       0.29%             0.29%             0.29%             0.29%
Total Annual Expenses                                                2.24%             2.99%             2.74%             2.24%
   Fee Waivers/Reimbursements(7)                                    (0.09)%           (0.34)%           (0.09)%           (0.09)%
Net Annual Expenses(10)                                              2.15%             2.65%             2.65%             2.15%

(1) ING Funds Distributor will pay a dealer reallowance for Class A Common Shares from the sales charge. ING Funds Distributor will pay a sales commission for Class B and Class C Common Shares to authorized dealers from its own assets.

(2)  Reduced for purchases of $100,000 and over, please see page 19.

(3) There is no front-end sales charge if you purchase Class A Common Shares in the amount of $1 million or more. However, the shares will be subject to a 1.00% EWC if they are repurchased by the Fund within one year of purchase. Class B Common Shares repurchased by the Fund within five years after purchase will incur an EWC as follows: 3.0% during the first year after purchase; 2.5% during the second year after purchase; 2.0% during the third year after purchase; 1.5% during the fourth year; and 1.0% during the fifth year after purchase. Class C Common Shares repurchased by the Fund within the first year after purchase will incur a 1.00% EWC. See "Early Withdrawal Charge" under "Shareholder Guide." There is no EWC on Class Q Common Shares. No EWC will be charged on redemptions that are due to the closing of shareholder accounts having a value of less than $1,000.

(4) Pursuant to its Investment Management Agreement with the Fund, the Investment Manager is entitled to receive a fee of 0.80% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- Investment Manager." Pursuant to its Administration Agreement with the Fund, the Administrator is entitled to receive a fee of 0.10% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- The Administrator."

(5) Because the distribution fees payable by Class B and Class C Common Shares may be considered an asset-based sales charge, long-term shareholders in those classes of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (NASD).

(6) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

(7) The Investment Manager has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, subject to possible recoupment by the Investment Manager within three years. The expense limit will continue through at least February 28, 2005. There is no guarantee that this waiver will continue after that date. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Manager provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the Investment Management Agreement.

(8) ING Funds Distributor has agreed to waive the service fee for Class B Common Shares. The fee waiver will continue through at least February 28, 2005. There is no guarantee that this waiver will continue after that date.

(9) Class B Common Shares automatically convert to Class A Common Shares eight years after purchase. See "Shareholder Guide."

(10) If the expenses of the Fund are calculated on the Managed Assets of the Fund (assuming that the Fund has used leverage by borrowing an amount equal to 25% of the Fund's Managed Assets), the Net Annual Expenses for the Fund would be lower than the expenses shown in the table. Such lower Net Annual Expense ratios would be as follows:

                   Class A  = 1.61%
                   Class B  = 1.99%
                   Class C  = 1.99%
                   Class Q  = 1.61%

WHAT YOU PAY TO INVEST - FUND EXPENSES

EXAMPLES

The following hypothetical examples show the amount of the expenses that an investor in the Fund would bear on a $1,000 investment in the Fund that is held for the different time periods in the table. In the first table, it is assumed that the $1,000 remains invested over the entire 10 year period. As a result, no EWCs are included in the listed expense amounts. The second table assumes that the $1,000 investment is tendered and repurchased at the end of each period shown. As a result, EWCs are imposed on certain of those repurchases.

The examples assume that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Net Annual Expenses above remain the same in the years shown (except that the Fee Waivers/Reimbursements only apply for the first year). The tables and the assumption in the hypothetical examples of a 5% annual return are required by regulation of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Management and Other Service Providers."

EXAMPLE #1 -- NO REPURCHASES                1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------
You would pay the following expenses on
  a $1,000 investment, assuming a 5%
  annual return and borrowings by the
  Fund in an amount equal to 25% of its
  Managed Assets.
Class A Common Shares                      $     46   $     93   $    143   $    282
Class B Common Shares                      $     27   $     90   $    157   $    322
Class C Common Shares                      $     27   $     85   $    147   $    317
Class Q Common Shares                      $     22   $     70   $    121   $    264


EXAMPLE #2 -- WITH REPURCHASES AT PERIOD END    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
You would pay the following expenses on
  a $1,000 investment, assuming a 5%
  annual return, borrowings by the Fund
  in an amount equal to 25% of its
  Managed Assets, and the tender and
  repurchase of the entire investment at
  the end of each period shown.
Class A Common Shares                          $     46   $     93   $    143   $    282
Class B Common Shares                          $     57   $    111   $    168   $    322
Class C Common Shares                          $     37   $     85   $    147   $    317
Class Q Common Shares                          $     22   $     70   $    121   $    264

The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Shareholder Guide -- Choosing a Share Class."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

6. The following replaces the introductory paragraph to the financial highlights table on page 8 of the Prospectus:

    The table sets forth selected financial information which has been derived from the Fund's financial statements in the Fund's Annual Report dated as of February 29, 2004 and Semi-Annual Report dated as of August 31, 2004. The information in the table below (with the exception of the periods ended August 31, 2004 and 2003) has been audited by KPMG LLP, independent registered public accounting firm. The auditors' report is contained in the Fund's Annual Report dated as of February 29, 2004. A free copy of the Annual Report and Semi-Annual Report may be obtained by calling (800) 992-0180.

7. The following is an addition to the Financial Highlights table on pages 8 and 9 of the Prospectus:

                                                         CLASS A(1)   CLASS B(1)    CLASS C(1)   CLASS Q (1)
                                                       -------------------------------------------------------
                                                        SIX MONTHS   SIX MONTHS    SIX MONTHS    SIX MONTHS
                                                          ENDED        ENDED         ENDED         ENDED
                                                         AUG. 31,     AUG. 31,      AUG. 31,      AUG. 31,
                                                           2004         2004         2004          2004
--------------------------------------------------------------------------------------------------------------
                                                        (UNAUDITED)  (UNAUDITED)  (UNAUDITED)   (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                   $  15.47       15.45         15.46         15.41
  Income (loss) from investment operations:
  Net investment income                                  $   0.26        0.21          0.22          0.26
  Net realized and unrealized gain (loss)
    on investments                                       $   0.06        0.07          0.06          0.06
  Total income from investment operations                $   0.32        0.28          0.28          0.32
  Less distributions from:
  Net investment Income                                  $   0.28        0.24          0.24          0.28
  Net realized gain on investments                            -           -             -             -
  Total distributions                                    $   0.28        0.24          0.24          0.28
  Net asset value end of period                          $  15.51       15.49         15.50         15.45
  TOTAL INVESTMENT RETURN(2)                             %   2.06        1.80          1.80          2.06
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                      $451,169     108,907       600,589       238,443
  Average borrowings (000's)(3)                          $ 21,511      21,511        21,511        21,511
  Asset coverage per $1,000 of debt                      $  1,219       1,595         1,595         1,595
RATIOS TO AVERAGE NET ASSETS AFTER
 REIMBURSEMENT:
  Expenses (before interest and other fees
    related to revolving credit facility)(4)(5)          %   1.37        1.87          1.87          1.37
  Expenses (with interest and other fees
    related to revolving credit facility) (4)(5)         %   1.50        2.00          2.00          1.50
  Net investment income(4)(5)                            %   3.17        2.67          2.68          3.17
RATIOS TO AVERAGE NET ASSETS BEFORE
 REIMBURSEMENT:
  Expenses (before interest and other fees
    related to revolving credit facility)(4)(5)          %   1.40        2.15          1.90          1.40
  Expenses (with interest and other fees
    related to revolving credit facility)(4)(5)          %   1.53        2.28          2.04          1.53
  Net investment income(4)(5)                            %   3.14        2.39          2.65         3.14
  Portfolio turnover rate                                %     76          76            76            76
  Shares outstanding at end of period (000's)              29,090       7,033        38,753        15,436

----------
(1) Class A, B and C commenced offering of shares on April 2, 2001.
    Class Q commenced operations on December 15, 2000.
(2) Total investment returns are not annualized for periods of less than one year and do not include sales loads.
(3) Based on the active days of borrowing.
(4) Annualized for periods less than one year.
(5) The investment manager has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Adviser within three years.

                  See Accompanying Notes to Financial Statements

8. The following replaces the fourth paragraph in the section entitled "Risk Factors and Special Considerations -- Leverage" on page 15 of the Prospectus:

    The Fund currently uses leverage by borrowing money on a floating rate basis. The current rate on such borrowings (as of October 21, 2004) is 1.84%. To cover the annual interest payments on the borrowings for the current fiscal year (assuming that the current rate remains in effect for the entire fiscal year and assuming that the Fund borrows an amount equal to 25% of its Managed Assets as of October 31, 2004), the Fund would need to experience an annual return of 0.46% on its portfolio (including the assets purchased with the assumed leverage) to cover such annual interest.

9. The following replaces the first sentence of the introductory paragraph in the section entitled "Risk Factors and Special Considerations -- Annual Expenses without Borrowings" on page 16 of the Prospectus:

    From the inception of the Fund through October 31, 2004, the income earned on the assets purchased with the Fund's borrowings has always exceeded the interest expense on such borrowings.

10. The following replaces the last sentence of the first paragraph in the section entitled "Credit Facility" on page 18 of the Prospectus:

    As of October 31, 2004, the Fund had no outstanding borrowings under its credit facility.

11. The following is added after the third sentence of the last paragraph in the section entitled "Shareholder Guide - Choosing a Share Class ING Purchase Options" on page 19 of the Prospectus:

    In addition, more information regarding sales charges and applicable breakpoints may be found on the Fund's website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link.

12. The table in the section entitled "Choosing a Share Class - Sales Charge Calculation" on page 19 of the Prospectus is deleted in its entirety and replaced with the following:

CLASS A COMMON SHARES(1)(2)

Class A Common Shares of the Fund are sold subject to the following sales charge:

 YOUR INVESTMENT                    AS A % OF THE OFFERING PRICE(3)        AS A % OF NET ASSET VALUE
----------------------------------------------------------------------------------------------------
Less than $99,999                   2.50%                                2.56%
$100,000 to $499,999                2.00%                                2.04%
$500,000 to $999,999                1.25%                                1.27%
$1 million or more                  See "Early Withdrawal Charge" on p. 20

All applicable footnotes remain unchanged.

13. The section entitled "Choosing a Share Class - Early Withdrawal Charge - Class A Common Shares" on page 20 of the Prospectus is deleted in its entirety and replaced with the following:

     INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A Common Shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% EWC if they are repurchased by the Fund within one year of purchase.

14. The following section is added prior to the section entitled "Net Asset Value" on page 21 of the Prospectus:

     FREQUENT TRADING - MARKET TIMING

     It is possible that frequent, short-term trading activity may occur in the Fund. Because the Fund conducts repurchase offers only monthly, the Fund believes that the potential adverse effects from short-term trading are less significant than in open-end funds, and the Fund does not monitor trading activity of shareholders to attempt to identify market timers.

     The Fund believes that market timing or frequent, short-term trading in any account is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This, in turn, can have an adverse effect on Fund performance.

     It is possible that certain shareholders holding large amounts of shares of the Fund may tender for repurchase all or some of their shares through the normal monthly offers to repurchase made by the Fund. As a result, other shareholders who tender their shares for repurchase on a pro-rata basis may not have their entire tender accepted by the Fund.

15. The first sentence in the second paragraph of the section entitled "Plan of Distribution" on page 30, of the Prospectus is deleted and replaced with the following:

     In connection with the sale of Class A Common Shares, ING Funds Distributor will reallow to broker-dealers participating in the offering from the sales charge depending on the amount of sales as follows: 2.00% for amounts less than $99,999; 1.50% for amounts of $100,000 to $499,999; and 1.00% for amounts of $500,000 to $999,999.

16. For investments of $1,000,000 to $2,499,999 in Class A Common Shares, all references to the 2 year EWC period are hereby deleted and replaced with a reference to a 1 year EWC period.

17. The last three sentences of the fifth paragraph under the section entitled "Plan of Distribution" on page 30 of the Prospectus are deleted in their entirety and replaced with the following:

    The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, and 0.50% for Class C. Rights to these ongoing payments generally begin to accrue in the 13th month following the purchase of Class A, Class B or Class C shares, although the Distributor may, in its discretion, pay such financial intermediary 12b-1 fees prior to the 13th month. In addition, a 0.25% fee may be paid on Class Q shares.

18. The following sentence replaces the first sentence of the second paragraph in the section entitled "Use of Proceeds" on page 30 of the Prospectus:

    As of October 31, 2004, the Fund had no outstanding borrowings under its credit facility.

19. In addition, all references in the Prospectus to a Statement of Additional Information dated July 1, 2004 are hereby changed to reflect a date of December 3, 2004.

20. The following information updates the paragraph and table on page 32 of the Prospectus under the section heading entitled "Status of Shares:"

        The following table sets forth information about the Fund's outstanding common shares as of November 23, 2004:

                                                AMOUNT HELD BY
                                                 FUND FOR ITS         AMOUNT
      TITLE OF CLASS       AMOUNT AUTHORIZED      OWN ACCOUNT       OUTSTANDING
  Class A Common Shares        Unlimited               0               36,060,197.95
  Class B Common Shares        Unlimited               0                7,702,753.46
  Class C Common Shares        Unlimited               0               46,926,400.68
  Class Q Common Shares        Unlimited               0               13,832,646.19

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                             ING Senior Income Fund
                       Supplement dated December 6, 2004
                      To The ING Senior Income Prospectus
                              Dated July 1, 2004.

The following is added to the ING Senior Income Fund Prospectus dated July 1, 2004.

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

     - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

     - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

     - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

     - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

     - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.
     - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.
     - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.
     - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.
     - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PROSPECTUS

JULY 1, 2004

ING SENIOR INCOME FUND

CLASSES A, B, C AND Q
COMMON SHARES

[GRAPHIC]

THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE ING SENIOR INCOME FUND (THE "FUND") THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. YOU SHOULD READ IT CAREFULLY BEFORE YOU INVEST, AND KEEP IT FOR FUTURE REFERENCE.

THE FUND HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A STATEMENT OF ADDITIONAL INFORMATION DATED JULY 1, 2004 (THE "SAI") CONTAINING ADDITIONAL INFORMATION ABOUT THE FUND. THE SAI IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY OF THE SAI BY CONTACTING THE FUND AT (800) 992-0180 OR BY WRITING TO THE FUND AT 7337 E. DOUBLETREE RANCH ROAD, SCOTTSDALE, ARIZONA 85258. THE PROSPECTUS, SAI AND OTHER INFORMATION ABOUT THE FUND ARE AVAILABLE ON THE SEC'S WEBSITE (http://www.sec.gov). THE TABLE OF CONTENTS FOR THE SAI APPEARS ON PAGE 36 OF THIS PROSPECTUS.

MARKET FLUCTUATIONS AND GENERAL ECONOMIC CONDITIONS CAN ADVERSELY AFFECT THE FUND. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS, INCLUDING RISKS ASSOCIATED WITH THE FUND'S USE OF LEVERAGE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE 14 FOR A DISCUSSION OF ANY FACTORS THAT MAKE AN INVESTMENT IN THE FUND SPECULATIVE OR HIGH RISK.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ING FUNDS LOGO]

This prospectus applies to the offering of Classes A, B, C and Q Common Shares, which are offered at the next determined net asset value ("NAV") per share. The minimum purchase amount is $1,000 for Class A, Class B and Class C Common Shares and $250,000 for Class Q Common Shares.

The following table does not include Class A, Class B, Class C and Class Q Common Shares previously registered (see SEC File Nos. 333-113012, 333-110317, 333-109005, 333-108020, 333-107124, 333-91662 and 333-54910) and unsold as of
June 18, 2004.


                                   PRICE TO PUBLIC(1)    SALES LOAD         PROCEEDS TO FUND(2)
-----------------------------------------------------------------------------------------------
Per Class A Common Share           $            15.51  $          0.74(3)   $    735,635,317.26
                           TOTAL   $   772,320,543.06  $ 36,685,225.80
Per Class B Common Share           $            15.49             None(4)   $     95,238,452.67
                           TOTAL   $    95,238,452.67
Per Class C Common Share           $            15.50             None(4)   $    542,500,000.00
                           TOTAL   $   542,500,000.00
Per Class Q Common Share           $            15.45             None(4)   $    193,125,000.00
                           TOTAL   $   193,125,000.00
                                   ------------------  ---------------      -------------------
                           TOTAL   $ 1,603,183,995.73  $ 36,685,225.80      $  1,566,498,769.93
                                   ==================  ===============      ===================


(1) The Common Shares are offered at a price equal to the next determined NAV per share. The NAVs per share of the Class A, Class B, Class C and Class Q Common Shares as of June 18, 2004 were $15.51 (includes sales charge), $15.49, $15.50 and $15.45, respectively.
(2) Assuming the sales of all Classes A, B, C and Q Common Shares registered hereby at the price per share indicated. Offering expenses of approximately $291,000 will be capitalized by the Fund and then amortized over 12 months.
(3) Reduced for purchases of $50,000 and over. Class A Common Shares are subject to a service fee. Class A Common Shares are subject to an early withdrawal charge if they are repurchased by the Fund within one or two years of purchase depending on the amount of the purchase as follows: 1% for 2 years in amounts of $1,000,000 to $2,499,999; 0.50% for 1 year in amounts of $2,500,000 to $4,999,999; and 0.25% for 1 year in amounts of $5,000,000 and over.
(4) Class B Common Shares repurchased by the Fund are subject to an early withdrawal charge of up to 3% over the five-year period after purchase and Class C Common Shares are subject to an early withdrawal charge of 1.00% during the first year after purchase. Class B and Class C Common Shares are subject to a distribution fee and a service fee, and Class Q Common Shares are subject to a service fee. ING Funds Distributor, LLC pays a sales commission to authorized dealers from its own assets in connection with sales of Class B Common Shares.

INVESTMENT IN THE FUND INVOLVES CERTAIN RISKS AND SPECIAL CONSIDERATIONS, INCLUDING RISKS ASSOCIATED WITH THE FUND'S USE OF LEVERAGE. SEE "RISK FACTORS AND SPECIAL CONSIDERATION" BEGINNING ON PAGE 14.

The Fund is a continuously-offered, diversified, closed-end investment company. Because it is not anticipated that a secondary market will develop for the Fund's Common Shares, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares.

WHAT'S INSIDE

Introduction to the Fund                                   1
Prospectus Synopsis                                        2
What You Pay To Invest -- Fund Expenses                    6
Financial Highlights                                       8
Investment Objective and Policies                         10
The Fund's Investments                                    12
Risk Factors and Special Considerations                   14
Shareholder Guide                                         19
How to Purchase Shares                                    23
Repurchase Offers                                         25
Investment Management and Other Service Providers         27
Dividends and Distributions                               30
Plan of Distribution                                      30
Use of Proceeds                                           30
Description of the Fund                                   31
Description of Capital Structure                          33
Tax Matters                                               34
More Information                                          35
Statement of Additional Information
  Table of Contents                                       36

[GRAPHIC]

OBJECTIVE

[GRAPHIC]

INVESTMENT STRATEGY           This Prospectus describes
                              the Fund's objective,
                              investment strategy and
                              risks.

[GRAPHIC]

RISKS                         You'll also find:

[GRAPHIC]
                              WHAT YOU PAY TO INVEST.

WHAT YOU PAY TO INVEST        A list of the fees and
                              expenses you pay -- both
                              directly and indirectly --
                              when you invest in the
                              Fund.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                      INTRODUCTION TO THE ING SENIOR INCOME FUND

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE AN INFORMED DECISION ABOUT YOUR INVESTMENT IN ING SENIOR INCOME FUND. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

Who should invest in the Fund?

THE ING SENIOR INCOME FUND MAY SUIT YOU IF YOU:

     -    are seeking regular monthly cash income;

     - are willing to accept the risks associated with an investment in a leveraged portfolio consisting primarily of senior loans that are typically below investment grade credit quality; and

     - are able to accept the limited liquidity of your investment resulting from the Fund's monthly repurchase program.

DESCRIPTION OF THE FUND

     The Fund is a continuously-offered, diversified, closed-end management investment company that seeks to provide investors with a high level of monthly income. The Fund seeks to achieve this objective by investing in a professionally managed portfolio comprised primarily of senior loans, an investment typically not available directly to individual investors.

     Since the senior loans in the Fund's portfolio typically are below investment grade credit quality and the portfolio will be leveraged, the Fund has speculative characteristics. The Fund cannot guarantee that it will achieve its investment objective. Because it is not anticipated that a secondary market will develop for the Fund's Common Shares, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares.

     The Fund's investment manager is ING Investments, LLC. The Fund's sub-adviser is ING Investment Management Co. (formerly known as Aeltus Investment Management, Inc.).

[SIDENOTE]

Risk is the potential that your investment will lose money or not earn as much as you hope. All funds have varying degrees of risk, depending upon the securities they invest in.

This Fund involves certain risks and special considerations, including risks associated with investing in below investment grade assets and risks associated with the Fund's use of borrowing and other leverage strategies. See "Risk Factors and Special Considerations" beginning on page 14.

Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the SAI for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Fund, please call your financial consultant or us at (800) 992-0180.

[GRAPHIC]

If you have any questions, please call (800) 992-0180.

Introduction to the Fund                1

PROSPECTUS SYNOPSIS

The following synopsis is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

DESCRIPTION OF THE FUND

THE FUND

The Fund is a continuously-offered, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is organized as a Delaware business trust. The Fund offers four separate classes of Common Shares: Class A, Class B, Class C and Class Q.

INVESTMENT OBJECTIVE

To provide investors with a high level of monthly income. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT MANAGER/SUB-ADVISER

The Fund's Investment Manager is ING Investments, LLC ("ING Investments" or "Investment Manager"), an Arizona limited liability company. The Investment Manager had assets under management of over $35.4 billion as of March 31, 2004.

The Investment Manager is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:ING) ("ING Groep"). ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries with more than 100,000 employees.

The Investment Manager receives an annual fee, payable monthly, in an amount equal to 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) ("Managed Assets"). This definition includes the assets acquired through the Fund's use of leverage.

Effective August 1, 2003, ING Investment Management Co. ("INGIM" or "Sub-Adviser") began serving as the Sub-Adviser to the Fund. See "Investment Management and Other Service Providers -- Sub-Advisers" on page 27. INGIM is an affiliate of the Investment Manager.

DISTRIBUTIONS

Income dividends on Common Shares accrue and are declared daily and are paid monthly. Income dividends will be automatically reinvested in additional shares of the Fund at the Fund's net asset value ("NAV") with no sales charge, unless a shareholder elects to receive distributions in cash or to purchase shares of another ING Fund.

PRIMARY INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in higher yielding, U.S. dollar denominated, floating rate secured senior loans made only to borrowers that are corporations or other business entities organized under U.S. law or located in the U.S. ("Senior Loans"). These Senior Loans are typically below investment grade credit quality. The Fund makes its investments in Senior Loans by purchasing a portion of the overall loan, I.E., the Fund becomes one of a number of lenders participating in the loan. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

Senior Loans either hold the most senior position in the capital structure of the borrower or hold an equal ranking with other senior debt or have characteristics that the Investment Manager believes justify treatment as senior debt.

The Fund may also invest up to 20% of its total assets measured at the time of investment in other instruments, including unsecured loans, subordinated loans, corporate debt securities, loans to foreign borrowers, equities acquired in connection with investments in loans and in other investment companies such as money market funds. See "Investment Objective and Policies" on page 10.

                                        2                    Prospectus Synopsis

PROSPECTUS SYNOPSIS

OTHER INVESTMENT STRATEGIES AND POLICIES

Loans in which the Fund invests typically have interest rates which reset at least quarterly and may reset as frequently as daily. The maximum duration of an interest rate reset on any loan in which the Fund may invest is one year. In order to achieve overall reset balance, the Fund will ordinarily maintain a dollar-weighted average time until the next interest rate adjustment on its loans of 90 days or less.

Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less.

To seek to increase the yield on the Common Shares, the Fund may engage in lending its portfolio securities. Such lending will be fully secured by investment grade collateral held by an independent agent.

When market conditions make it advisable, the Fund may hold a portion of its assets in cash and short-term interest bearing instruments. Moreover, in periods when, in the opinion of the Investment Manager or Sub-Adviser, a temporary defensive position is appropriate, up to 100% of the Fund's assets may be held in cash or short-term interest bearing instruments. The Fund may not achieve its investment objective when pursuing a temporary defensive position.

The Fund may engage in executing repurchase and reverse repurchase agreements.

LEVERAGE

To seek to increase the yield on the Common Shares, the Fund employs financial leverage by borrowing money and may also issue preferred shares. The timing and terms of leverage will be determined by the Fund's Board of Trustees (the "Board") in consultation with the Investment Manager or Sub-Adviser. See "Risk Factors and Special Considerations -- Leverage" at page 15.

BORROWINGS

Under the 1940 Act, the Fund may borrow an amount equal to up to 33 1/3% of its total assets (including the proceeds of the borrowings) less all liabilities other than borrowings. The Fund's obligation to holders of its debt will be senior to its obligation to pay dividends on, or redeem or repurchase, Common Shares (and preferred shares, if any), or to pay holders of Common Shares (and preferred shares, if any) in the event of liquidation.

PREFERRED SHARES

The Fund is authorized to issue an unlimited number of shares of a class of preferred stock in one or more series. The Fund's obligations to holders of any outstanding preferred shares will be senior to its obligation to pay dividends on, or redeem or repurchase, Common Shares, or to pay holders of Common Shares in the event of liquidation. Under the 1940 Act, the Fund may issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding preferred shares.

The 1940 Act also requires that the holders of any preferred shares of the Fund, voting as a separate class, have the right to:

     -    elect at least two trustees at all times; and

     - elect a majority of the trustees at any time when dividends on any series of preferred shares are unpaid for two full years.

In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

As of June 15, 2004, the Fund has not issued any preferred shares. The Fund may consider issuing preferred shares during the current fiscal year or in the future.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Prospectus Synopsis                     3

PROSPECTUS SYNOPSIS

DIVERSIFICATION

The Fund maintains a diversified investment portfolio, a strategy which seeks to limit exposure to any one issuer or industry.

As a diversified investment company, the Fund may not make investments in any one issuer (other than the U.S. Government) if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue. The Fund will consider a borrower on a loan, including a loan participation, to be the issuer of that loan. This strategy is a fundamental policy that may not be changed without shareholder approval. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.

In addition, a maximum of 25% of the Fund's total assets, measured at the time of investment, may be invested in any one industry. This strategy is also a fundamental policy that may not be changed without shareholder approval.

CONTINUOUS OFFERING

The Fund continuously offers its Common Shares for sale. Sales are made through selected broker-dealers and financial services firms which enter into agreements with ING Funds Distributor, LLC ("ING Funds Distributor") the Fund's principal underwriter. Common Shares are sold at a public offering price equal to their NAV per share. The Fund reserves the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) generally will not be accepted for purchase of Common Shares.

REPURCHASE OFFERS

To maintain a measure of liquidity, the Fund offers to repurchase between 5% and 25% of its outstanding Common Shares on a monthly basis. This is a fundamental policy that can not be changed without shareholder approval. The Fund currently anticipates offerings to repurchase not less than 5% of its outstanding Common Shares each month. The Fund may not repurchase more than 25% in any calendar quarter. Other than these monthly repurchases, no market for the Fund's Common Shares is expected to exist. The applicable early withdrawal charge ("EWC") will be imposed on repurchased Class A (for purchases of $1 million or more), Class B and Class C Common Shares. See "Repurchase Offers" on page 25 for important information relating to the acceptance of Fund offers to repurchase Common Shares.

ADMINISTRATOR

The Fund's administrator is ING Funds Services, LLC (the "Administrator"). The Administrator is an affiliate of the Investment Manager. The Administrator receives an annual fee, payable monthly, in a maximum amount equal to 0.10% of the Fund's Managed Assets.

RISK FACTORS AND SPECIAL CONSIDERATIONS

CREDIT RISK ON LOANS

Loans in the Fund's portfolio will typically be below investment grade credit quality. Investment in the Fund involves the risk that borrowers may default on obligations to pay principal or interest when due, that lenders may have difficulty liquidating the collateral securing the loans or enforcing their rights under the terms of the loans, and that the Fund's investment objective may not be realized.

INTEREST RATE RISK

Changes in market interest rates will affect the yield on the Fund's Common Shares. If market interest rates fall, the yield on the Fund's Common Shares will also fall. In addition, changes in market interest rates may cause the Fund's NAV to experience moderate volatility because of the lag between changes in market rates and the resetting of the floating rates on assets in the Fund's portfolio. To the extent that market interest rate changes are reflected as a change in the market spreads for loans of the type and quality in which the Fund invests, the value of the Fund's portfolio may decrease in response to an increase in such spreads. Finally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack the resources to meet higher debt service requirements.

                                        4                    Prospectus Synopsis

PROSPECTUS SYNOPSIS

LEVERAGE

The Fund's use of leverage through borrowings or the issuance of preferred shares can adversely affect the yield on the Fund's Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. As of June 15, 2004, the Fund had outstanding borrowings under its credit facility and did not have any preferred shares outstanding.

LIMITED SECONDARY MARKET FOR LOANS

Because of the limited secondary market for loans, the Fund may be limited in its ability to sell loans in its portfolio in a timely fashion and/or at a favorable price.

DEMAND FOR LOANS

An increase in demand for loans may adversely affect the rate of interest payable on new loans acquired by the Fund and it may also increase the price of loans in the secondary market.

LIMITED LIQUIDITY FOR INVESTORS

The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates. See "Repurchase Offers" on page 25.

INVESTMENT IN FOREIGN BORROWERS

The Fund may invest up to 10% of its total assets in U.S. dollar denominated loans to borrowers that are organized or located in countries outside the United States. Although their loans are denominated in U.S. dollars, these borrowers may have significant non-U.S. dollar revenues. Investment in foreign borrowers involves special risks, including that foreign borrowers may be subject to:

     - less rigorous regulatory, accounting and reporting requirements than U.S. borrowers;

     -    differing legal systems and laws relating to creditors' rights;

     -    the potential inability to enforce legal judgments;

     - economic adversity that would result if the value of the borrower's non-U.S. dollar denominated revenues and assets were to fall because of fluctuations in currency values; and

     - the potential for political, social and economic adversity in the foreign borrower's country.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Prospectus Synopsis                     5

WHAT YOU PAY TO INVEST -- FUND EXPENSES

The cost you pay to invest in the Fund varies depending upon which class of Common Shares you purchase. In accordance with SEC requirements, the table below shows the expenses of the Fund, including interest expense on borrowings, as a percentage of the average net assets of the Fund, and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of the average net assets, expenses are not expressed as a percentage of all of the assets that are invested for the Fund. The Table below assumes that the Fund has borrowed an amount equal to 25% of its Managed Assets. For information about the Fund's expense ratios if the Fund had not borrowed, see "Risk Factors and Special Considerations -- Annual Expenses Without Borrowings."


                                                                 CLASS A         CLASS B(9)          CLASS C           CLASS Q
-------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES

Maximum sales charge on your investment
   (as a percentage of offering price)(1)                            4.75%(2)          NONE              NONE              NONE
Dividend Reinvestment Fees                                           NONE              NONE              NONE              NONE
Early Withdrawal Charge                                              NONE(3)              3%(3)             1%(3)          NONE
Exchange Fee                                                         NONE              NONE              NONE              NONE

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE
   TO COMMON SHARES)

   Management and Administrative Fees(4)                             1.20%             1.20%             1.20%             1.20%
   Service Fee                                                       0.25%             0.25%(8)          0.25%             0.25%
   Distribution Fee(5)                                               NONE              0.75%             0.50%             NONE
   Interest Expense on Borrowed Funds                                0.50%             0.50%             0.50%             0.50%
   Other Operating Expenses(6)                                       0.29%             0.29%             0.29%             0.29%
Total Annual Expenses                                                2.24%             2.99%             2.74%             2.24%
   Fee Waivers/Reimbursements(7)                                    (0.09)%           (0.34)%           (0.09)%           (0.09)%
Net Annual Expenses(10)                                              2.15%             2.65%             2.65%             2.15%

(1) ING Funds Distributor will pay a dealer reallowance for Class A Common Shares from the sales charge. ING Funds Distributor will pay a sales commission for Class B and Class C Common Shares to authorized dealers from its own assets.

(2)  Reduced for purchases of $50,000 and over, please see page 19.

(3) There is no front-end sales charge if you purchase Class A Common Shares in the amount of $1 million or more. However, the shares will be subject to an EWC if they are repurchased by the Fund within one or two years of purchase depending on the amount of the purchase as follows: 1% for 2 years in amounts of $1,000,000 to $2,499,999; 0.50% for 1 year in amounts of $2,500,000 to $4,499,999 and 0.25% for 1 year in amounts of $5,000,000 and over. Class B Common Shares repurchased by the Fund within five years after purchase will incur an EWC as follows: 3.0% during the first year after purchase; 2.5% during the second year after purchase; 2.0% during the third year after purchase; 1.5% during the fourth year; and 1.0% during the fifth year after purchase. Class C Common Shares repurchased by the Fund within the first year after purchase will incur a 1.00% EWC. See "Early Withdrawal Charge" under "Shareholder Guide." There is no EWC on Class Q Common Shares. No EWC will be charged on redemptions that are due to the closing of shareholder accounts having a value of less than $1,000.

(4) Pursuant to its Investment Management Agreement with the Fund, the Investment Manager is entitled to receive a fee of 0.80% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- Investment Manager." Pursuant to its Administration Agreement with the Fund, the Administrator is entitled to receive a fee of 0.10% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- The Administrator."

(5) Because the distribution fees payable by Class B and Class C Common Shares may be considered an asset-based sales charge, long-term shareholders in those classes of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. (NASD).

(6) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

(7) The Investment Manager has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, subject to possible recoupment by the Investment Manager within three years. The expense limit will continue through at least February 28, 2005. There is no guarantee that this waiver will continue after that date. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless the Investment Manager provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the Investment Management Agreement.

(8) ING Funds Distributor has agreed to waive the service fee for Class B Common Shares. The fee waiver will continue through at least February 28, 2005. There is no guarantee that this waiver will continue after that date.

(9) Class B Common Shares automatically convert to Class A Common Shares eight years after purchase. See "Shareholder Guide."

(10) If the expenses of the Fund are calculated on the Managed Assets of the Fund (assuming that the Fund has used leverage by borrowing an amount equal to 25% of the Fund's Managed Assets), the Net Annual Expenses for the Fund would be lower than the expenses shown in the table. Such lower Net Annual Expense ratios would be as follows:

                   Class A  = 1.61%
                   Class B  = 1.99%
                   Class C  = 1.99%
                   Class Q  = 1.61%

                                        6 What You Pay to Invest - Fund Expenses

WHAT YOU PAY TO INVEST - FUND EXPENSES

EXAMPLES

The following hypothetical examples show the amount of the expenses that an investor in the Fund would bear on a $1,000 investment in the Fund that is held for the different time periods in the table. In the first table, it is assumed that the $1,000 remains invested over the entire 10 year period. As a result, no EWCs are included in the listed expense amounts. The second table assumes that the $1,000 investment is tendered and repurchased at the end of each period shown. As a result, EWCs are imposed on certain of those repurchases.

The examples assume that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Net Annual Expenses above remain the same in the years shown (except that the Fee Waivers/Reimbursements only apply for the first year). The tables and the assumption in the hypothetical examples of a 5% annual return are required by regulation of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Management and Other Service Providers."

EXAMPLE #1 -- NO REPURCHASES                1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------
You would pay the following expenses on
  a $1,000 investment, assuming a 5%
  annual return and borrowings by the
  Fund in an amount equal to 25% of its
  Managed Assets.
Class A Common Shares                      $     68   $    114   $    163   $    299
Class B Common Shares                      $     27   $     90   $    157   $    322
Class C Common Shares                      $     27   $     85   $    147   $    317
Class Q Common Shares                      $     22   $     70   $    121   $    264


EXAMPLE #2 -- WITH REPURCHASES AT PERIOD END    1 YEAR    3 YEARS    5 YEARS    10 YEARS
----------------------------------------------------------------------------------------
You would pay the following expenses on
  a $1,000 investment, assuming a 5%
  annual return, borrowings by the Fund
  in an amount equal to 25% of its
  Managed Assets, and the tender and
  repurchase of the entire investment at
  the end of each period shown.
Class A Common Shares                          $     68   $    114   $    163   $    299
Class B Common Shares                          $     57   $    111   $    168   $    322
Class C Common Shares                          $     37   $     85   $    147   $    317
Class Q Common Shares                          $     22   $     70   $    121   $    264

The purpose of the above table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "Shareholder Guide -- Choosing a Share Class."

THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

What You Pay to Invest - Fund Expenses  7

FINANCIAL HIGHLIGHTS

The table below sets forth selected financial information which has been derived from the Fund's financial statements in the Fund's Annual Report dated as of February 29, 2004. The information in the table below has been audited by KPMG LLP, independent registered public accounting firm. The auditors' report is contained in the Fund's Annual Report dated as of February 29, 2004. A free copy of the Annual Report may be obtained by calling (800) 992-0180.

                                                                              CLASS A
                                                             -------------------------------------------
                                                                YEAR           YEAR           PERIOD
                                                                ENDED          ENDED          ENDED
                                                             FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,
                                                                 2004          2003            2002(1)
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                  $          14.83          14.92           15.00
   Income from investment operations:
   Net investment income                                 $           0.61           0.69            0.81
   Net realized and unrealized gain or (loss)
      on investments                                     $           0.69          (0.09)          (0.09)
   Total from investment operations                      $           1.30           0.60            0.72
   Less distributions from:
   Net investment income                                 $           0.64           0.69            0.80
   Net realized gain on investments                      $           0.02             --              --
   Total distributions                                   $           0.66           0.69            0.80
   Net asset value, end of period                        $          15.47          14.83           14.92
   TOTAL INVESTMENT RETURN(2)                            %           8.93           4.15            4.92

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                     $        172,975         11,106           2,411
   Average borrowings (000's)(5)                         $         20,771         17,655          19,797
   Asset coverage ratio                                  %             --*           689           3,220

RATIOS TO AVERAGE NET ASSETS AFTER REIMBURSEMENT:
   Expenses (before interest and other fees
      related to revolving credit facility)(3)(4)        %           1.36           1.42            1.47
   Expenses (with interest and other fees
      related to revolving credit facility)(3)(4)        %           1.43           1.63            1.73
   Net investment income(3)(4)                           %           3.84           4.88            5.58

RATIOS TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT:
   Expenses (before interest and other fees
      related to revolving credit facility)(3)(4)        %           1.46           1.57            1.82
   Expenses (with interest and other fees
      related to revolving credit facility)(3)(4)        %           1.53           1.78            2.07
   Net investment income(3)(4)                           %           3.74           4.73            5.26
   Portfolio turnover rate                               %             72             60              65
   Shares outstanding at end of period (000's)                     11,180            749             162

                                                                              CLASS B
                                                             -------------------------------------------
                                                                YEAR            YEAR          PERIOD
                                                                ENDED           ENDED          ENDED
                                                             FEBRUARY 29,    FEBRUARY 28,   FEBRUARY 28,
                                                                2004             2003         2002(1)
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                  $          14.82          14.92           15.00
   Income from investment operations:
   Net investment income                                 $           0.53           0.62            0.75
   Net realized and unrealized gain or (loss)
      on investments                                     $           0.69          (0.10)          (0.10)
   Total from investment operations                      $           1.22           0.52            0.65
   Less distributions from:
   Net investment income                                 $           0.57           0.62            0.73
   Net realized gain on investments                      $           0.02             --              --
   Total distributions                                   $           0.59           0.62            0.73
   Net asset value, end of period                        $          15.45          14.82           14.92
   TOTAL INVESTMENT RETURN(2)                            %           8.33           3.57            4.45

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                     $         62,852         17,648          12,776
   Average borrowings (000's)(5)                         $         20,771         17,655          19,797
   Asset coverage ratio                                  %             --*           689           3,220

RATIOS TO AVERAGE NET ASSETS AFTER REIMBURSEMENT:
   Expenses (before interest and other fees
      related to revolving credit facility)(3)(4)        %           1.87           1.91            1.96
   Expenses (with interest and other fees
      related to revolving credit facility)(3)(4)        %           1.97           2.09            2.23
   Net investment income(3)(4)                           %           3.47           4.12            5.19

RATIOS TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT:
   Expenses (before interest and other fees
      related to revolving credit facility)(3)(4)        %           2.22           2.31            2.29
   Expenses (with interest and other fees
      related to revolving credit facility)(3)(4)        %           2.31           2.49            2.54
   Net investment income(3)(4)                           %           3.13           3.72            4.89
   Portfolio turnover rate                               %             72             60              65
   Shares outstanding at end of period (000's)                      4,068          1,191             856

(1)  Classes A and B commenced offering of shares on April 2, 2001.
(2) Total investment returns are not annualized for periods of less than one year and do not include sales load.
(3)  Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, subject to possible recoupment by the Investment Manager within three years.

(5)  Based on the active days of borrowing.

*    There were no loans outstanding at year end.

                                        8                   Financial Highlights

FINANCIAL HIGHLIGHTS

                                                                                CLASS C
                                                               -------------------------------------------
                                                                  YEAR           YEAR           PERIOD
                                                                  ENDED          ENDED           ENDED
                                                               FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,
                                                                   2004           2003           2002(1)
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                  $            14.82          14.92           15.00
   Income from investment operations:
   Net investment income                                 $             0.53           0.62            0.75
   Net realized and unrealized gain or loss
      on investments                                     $             0.70          (0.10)          (0.10)
   Total from investment operations                      $             1.23           0.52            0.65
   Less distributions from:
   Net investment income                                 $             0.57           0.62            0.73
   Net realized gain on investments                      $             0.02             --              --
   Total distributions                                   $             0.59           0.62            0.73
   Net asset value, end of period                        $            15.46          14.82           14.92
   TOTAL INVESTMENT RETURN(3)                            %             8.40           3.57            4.45

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                     $          275,849         32,647          19,391
   Average borrowings (000's)(7)                         $           20,771         17,655          19,797
   Asset coverage ratio                                  %               --*           689           3,220

RATIOS TO AVERAGE NET ASSETS AFTER REIMBURSEMENT:
   Expenses (before interest and other fees
      related to revolving credit facility)(4)(5)        %             1.86           1.91            1.96
   Expenses (with interest and other fees
      related to revolving credit facility)(4)(5)        %             1.94           2.09            2.23
   Net investment income(4)(5)                           %             3.38           4.19            5.20

RATIOS TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT:
   Expenses (before interest and other fees
      related to revolving credit facility)(4)(5)        %             1.96           2.06            2.29
   Expenses (with interest and other fees
      related to revolving credit facility)(4)(5)        %             2.04           2.24            2.54
   Net investment income(4)(5)                           %             3.28           4.04            4.89
   Portfolio turnover rate                               %               72             60              65
   Shares outstanding at end of period (000's)                       17,841          2,202           1,300

                                                                                       CLASS Q
                                                               -----------------------------------------------------------
                                                                  YEAR           YEAR             YEAR           PERIOD
                                                                  ENDED          ENDED            ENDED          ENDED
                                                               FEBRUARY 29,   FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,
                                                                   2004           2003           2002(6)         2001(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                  $            14.79          14.89           15.30           15.02
   Income from investment operations:
   Net investment income                                 $             0.63           0.69            0.81            0.14
   Net realized and unrealized gain or loss
      on investments                                     $             0.65          (0.10)          (0.32)           0.14
   Total from investment operations                      $             1.28           0.59            0.49            0.28
   Less distributions from:
   Net investment income                                 $             0.64           0.69            0.90              --
   Net realized gain on investments                      $             0.02             --              --              --
   Total distributions                                   $             0.66           0.69            0.90              --
   Net asset value, end of period                        $            15.41          14.79           14.89           15.30
   TOTAL INVESTMENT RETURN(3)                            %             8.82           4.09            3.73            1.80

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                     $          157,051        215,341         215,029          94,096
   Average borrowings (000's)(7)                         $           20,771         17,655          19,797              --
   Asset coverage ratio                                  %               --*           689           3,220              --*

RATIOS TO AVERAGE NET ASSETS AFTER REIMBURSEMENT:
   Expenses (before interest and other fees
      related to revolving credit facility)(4)(5)        %             1.40           1.41            1.43              --
   Expenses (with interest and other fees
      related to revolving credit facility)(4)(5)        %             1.54           1.59            1.63            1.85
   Net investment income(4)(5)                           %             4.17           4.69            5.94            7.00

RATIOS TO AVERAGE NET ASSETS BEFORE REIMBURSEMENT:
   Expenses (before interest and other fees
      related to revolving credit facility)(4)(5)        %             1.48           1.56            1.70              --
   Expenses (with interest and other fees
      related to revolving credit facility)(4)(5)        %             1.62           1.74            1.90            1.85
   Net investment income(4)(5)                           %             4.09           4.54            5.67            7.00
   Portfolio turnover rate                               %               72             60              65              11
   Shares outstanding at end of period (000's)                       10,188         14,559          14,439           6,152

(1)  Class C commenced offering of shares on April 2, 2001.
(2)  Class Q commenced operations on December 15, 2000.
(3) Total investment returns are not annualized for periods of less than one year and do not include sales load.
(4)  Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Manager within three years.

(6) Effective March 30, 2001, the Management of the Fund effectuated a reverse stock split of 0.6656 of a Share for one Share. Prior period amounts have been restated to reflect the reverse stock split.
(7)  Based on the active days of borrowing.

*    There were no loans outstanding at year end.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Financial Highlights                    9

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide investors with a high level of monthly income. The Fund seeks to achieve this investment objective by investing in the types of assets described below:

1. SENIOR LOANS. Under normal circumstances, at least 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in higher yielding, U. S. dollar denominated, floating rate secured senior loans made only to borrowers that are corporations or other business entities organized under U.S. law or located in the U.S. This investment policy may be changed without shareholder approval so long as the Trust provides its shareholders with at least 60 days' prior notice of any changes in this investment policy.

     The Senior Loans in which the Fund invests are typically below investment grade credit quality. The Fund makes its investments in Senior Loans by purchasing a portion of the overall loan, I.E., the Fund becomes one of a number of lenders participating in the loan.

     Senior Loans either hold the most senior position in the capital structure of the borrower or hold an equal ranking with other senior debt or have characteristics (such as a senior position secured by liens on a borrower's assets) that the Investment Manager believes justify treatment as senior debt.

2. OTHER INVESTMENTS. The Fund may also invest up to 20% of its total assets measured at the time of investment in the following types of investments ("Other Investments"):

     -    unsecured loans;
     -    subordinated loans;
     -    corporate debt securities;
     - loans made to, or debt securities issued by, corporations or other business entities organized or located outside the U.S.;
     -    equity securities incidental to investment in loans; and

     -    other investment companies such as money market funds.

3. CASH AND SHORT-TERM INSTRUMENTS. Under normal circumstances, the Fund may invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the opinion of the Investment Manager or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or short-term instruments.

4. OTHER INVESTMENT STRATEGIES. The Fund may engage in lending its portfolio securities, and may utilize repurchase and reverse repurchase agreements to manage risk.

FUNDAMENTAL DIVERSIFICATION POLICIES

1. INDUSTRY DIVERSIFICATION. The Fund may invest in any industry. The Fund may not invest more than 25% of its total assets in any single industry.

2. BORROWER DIVERSIFICATION. As a diversified investment company, the Fund may not make investments in any one issuer (other than the U.S. Government) if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue. The Fund will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.

These fundamental diversification policies may only be changed with approval by a majority of all shareholders, including the vote of a majority of any holders of preferred shares voting separately as a class.

INVESTMENT POLICIES

The Investment Manager and Sub-Adviser follow certain investment policies set by the Fund's Board. Some of those policies are set forth below. Please refer to the SAI for additional information on these and other investment policies.

1. PAYABLE IN U.S. DOLLARS. All investments purchased by the Fund must be denominated in U.S. dollars.

2. MATURITY. Although the Fund has no restrictions on portfolio maturity, normally at least 80% of the Fund's total assets will be invested in assets with remaining maturities of less than ten years.

3. INTEREST RATE RESETS. Normally, at least 80% of the Fund's total assets will be invested in assets with rates of interest which reset either daily, monthly, or quarterly. The maximum duration of an interest rate reset on any loan investment in which the Fund may invest is one year. In addition, the Fund will ordinarily maintain a dollar-weighted average time until the next interest rate adjustment on its loan investments of 90 days or less.

4. LIMITATIONS ON OTHER INVESTMENTS. The Fund may invest up to 20% of its total assets measured at the time of investment in Other Investments. The following additional limitations apply to Other Investments:

     a. UNSECURED LOANS. The Fund may not invest in unsecured loans, whether or not senior or subordinated, in an aggregate amount that exceeds 10% of the Fund's total assets measured at the time of investment.

     b. SUBORDINATED LOANS. The Fund may not invest in subordinated loans, whether or not secured, in an aggregate amount that exceeds 10% of the Fund's total assets measured at the time of investment.

     c. CORPORATE DEBT SECURITIES. The Fund may not invest in corporate debt securities in an aggregate amount that exceeds 10% of the Fund's total assets measured at the time of investment.

     d. FOREIGN INVESTMENT. The Fund may not invest in loans or debt securities issued by business entities organized or located outside the U.S., that exceed 10% of the Fund's total assets measured at the time of investment.

                                       10      Investment Objective and Policies

INVESTMENT OBJECTIVE AND POLICIES

     e. EQUITIES. The Fund will acquire equity securities only as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt.

5. INVESTMENT QUALITY; CREDIT ANALYSIS. Loans and corporate debt securities in which the Fund invests generally are rated below investment grade credit quality or are unrated. In acquiring a loan, the Investment Manager or Sub-Adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The Investment Manager or Sub-Adviser performs its own independent credit analysis of each borrower. In so doing, the Investment Manager or Sub-Adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The Investment Manager or Sub-Adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by the Fund. See "Risk Factors and Special Considerations -- Credit Risk on Senior Loans."

6. USE OF LEVERAGE. The Fund may borrow money and issue preferred shares to the fullest extent permitted by the 1940 Act. See "Policy on Borrowing" and "Policy on Issuance of Preferred Shares."

POLICY ON BORROWING

The Fund has a policy of borrowing for investment purposes. The Fund seeks to use proceeds from borrowing to acquire loans and other investments which pay interest at a rate higher than the rate the Fund pays on borrowings. Accordingly, borrowing has the potential to increase the Fund's total income available to holders of its Common Shares. The Fund may also borrow to finance the repurchase of its Common Shares or to meet cash requirements.

The Fund may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Fund's assets. The terms of any such borrowings will be subject to the provisions of the 1940 Act, and they will also be subject to the more restrictive terms of any credit agreements relating to borrowings and, to the extent the Fund seeks a rating for borrowings, to additional guidelines imposed by rating agencies which are expected to be more restrictive than the provisions of the 1940 Act. The Fund is permitted to borrow an amount equal to up to 33 1/3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. See "Risk Factors and Special Considerations -- Leverage" and "Risk Factors and Special Considerations -- Restrictive Covenants and 1940 Act Restrictions."

POLICY ON ISSUANCE OF PREFERRED SHARES

The Fund also has adopted a policy which allows it to issue preferred shares for investment purposes. The Fund seeks to use the proceeds from preferred shares to acquire loans and other investments which pay interest at a rate higher than the dividends payable on preferred shares. The terms of the issuance of preferred shares are subject to the 1940 Act and, to the extent the Fund seeks a rating for any preferred shares, to additional guidelines imposed by rating agencies, which are expected to be more restrictive than the provisions of the 1940 Act. Under the 1940 Act, the Fund may issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding preferred shares. See "Risk Factors and Special Considerations -- Leverage."

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Investment Objective and Policies      11

THE FUND'S INVESTMENTS

As stated above under Investment Objective and Policies, the Fund will invest primarily in Senior Loans. This section contains a discussion of the characteristics of Senior Loans, the manner in which those investments are made and the market for Senior Loans.

SENIOR LOAN CHARACTERISTICS

Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers, including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stock of subsidiaries, and intangible assets including trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral.

By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as, for example, employee salaries, employee pensions and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate ("LIBOR"). For example, if LIBOR were 2.00% and the borrower were paying a fixed spread of 3.00%, the total interest rate paid by the borrower would be 5.00%. Base rates and, therefore, the total rates paid on Senior Loans float, I.E., they change as market rates of interest change.

Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.

Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in NAV.

The Fund acquires Senior Loans from lenders such as banks, insurance companies, finance companies, other investment companies and private investment funds. The Fund may also acquire Senior Loans from U.S. branches of foreign banks that are regulated by the Federal Reserve System or appropriate state regulatory authorities.

INVESTMENT BY THE FUND

The Fund invests in Senior Loans primarily by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (I.E., in the primary market) or after the initial loan transaction (I.E., in the secondary market). When the Fund purchases an assignment in the primary market, it may share in a fee paid to the original lenders. When the Fund acquires a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of interest payments from, the lender making the assignment.

There is no minimum rating or other independent evaluation of a borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated below investment grade credit quality. See "Risk Factors and Special Considerations -- Credit Risk on Senior Loans."

ASSIGNMENTS. When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement, E.G., declaring defaults, initiating collection action, ETC. Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan, and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund typically does not hold a majority of

                                       12                 The Fund's Investments

THE FUND'S INVESTMENTS

the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.

ACQUISITION COSTS. When the Fund acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par less its portion of the fee paid to all originating lenders. When the Fund acquires an interest in a Senior Loan in the secondary market, it may be at par, but typically the Fund will do so at premium or discount to par.

SENIOR LOAN MARKET

Total U.S. domestic Senior Loan volume has increased dramatically over the last 10 years. This increase has helped improve the liquidity of Senior Loans. However, this increase has also been accompanied by an increase in the number of participants in the Senior Loan market. Currently, the Senior Loan market is experiencing a narrowing of spreads over LIBOR and some relaxation in credit standards due to an insufficient number of loans to satisfy the requirements of all lenders. More loans may become available if the U.S. economy continues to show signs of improvement.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

The Fund's Investments                 13

RISK FACTORS AND SPECIAL CONSIDERATIONS

RISK IS INHERENT IN ALL INVESTING. THE FOLLOWING DISCUSSION SUMMARIZES SOME OF THE RISKS THAT YOU SHOULD CONSIDER BEFORE DECIDING WHETHER TO INVEST IN THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, SEE "ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES" IN THE SAI.

CREDIT RISK ON SENIOR LOANS

The Fund's ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the assets in its portfolio. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.

Credit risk is the risk of nonpayment of scheduled interest or principal payments. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. See "The Fund's Investments -- Investment by the Fund."

Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non payment of scheduled interest or principal, and the collateral may not be readily liquidated.

In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

The Senior Loans in which the Fund invests are generally rated lower than investment grade credit quality, I.E., rated lower than "Baa" by Moody's or "BBB" by S&P, or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment grade credit quality. Investment decisions will be based largely on the credit analysis performed by the Investment Manager or Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

INTEREST RATE RISK

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates.

Market interest rate changes may also cause the Fund's NAV to experience moderate volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

                                      14 Risk Factors and Special Considerations

RISK FACTORS AND SPECIAL CONSIDERATIONS

Finally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack the resources to meet higher debt service requirements.

CHANGES TO NAV

The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the borrowers on the loans in which the Fund invests. See "Credit Risk on Senior Loans." Changes in market interest rates may also have a moderate impact on the Fund's NAV. See "Interest Rate Risk." Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See "Transaction Policies -- Valuation of the Fund's Assets."

LEVERAGE

The Fund may borrow an amount equal to up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding preferred shares. Borrowings and the issuance of preferred shares are referred to in this Prospectus collectively as "leverage." The Fund may use leverage for investment purposes, to fund the repurchase of its Common Shares, and to meet other cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.

Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Fund's income from the proceeds of leverage will exceed these costs. However, the Investment Manager or Sub-Adviser seeks to use leverage for the purposes of making additional investments only if they believe, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage.

In addition, the Investment Manager or Sub-Adviser intends to reduce the risk that the costs of the use of leverage will exceed the total return on investments purchased with the proceeds of leveraging by utilizing leverage mechanisms whose interest rates float (or reset frequently). In the event of a default on one or more loans or other interest-bearing instruments held by the Fund, the use of leverage would increase the loss to the Fund and may increase the effect on the Fund's NAV. The Fund's lenders and preferred shareholders will have priority to the Fund's assets over the Fund's Common shareholders.

The Fund currently uses leverage by borrowing money on a floating rate basis. The current rate on such borrowings (as of June 15, 2004) is 1.56%. To cover the annual interest payments on the borrowings for the current fiscal year (assuming that the current rate remains in effect for the entire fiscal year and assuming that the Fund borrows an amount equal to 25% of its Managed Assets as of June 15, 2004), the Fund would need to experience an annual return of 0.39% on its portfolio (including the assets purchased with the assumed leverage) to cover such annual interest.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the credit facility or obtained through the issuance of preferred shares may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

The Fund will not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or preferred shares, or purchase or redeem Common Shares or preferred shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any credit facility program that is continuing. See "Risk Factors and Special Considerations -- Restrictive Covenants and 1940 Act Restrictions." In the event of a default under a credit facility program, the lenders may have the right to cause a liquidation of the collateral (I.E., sell Senior Loans and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well.

In addition, the Fund will not be permitted to pay dividends on, or redeem or repurchase, Common Shares unless all accrued dividends on the preferred shares and all accrued interest on borrowings have been paid or set aside for payment.

Because the fee paid to the Investment Manager will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

The Fund is subject to certain restrictions imposed by lenders to the Fund and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or preferred shares issued by the Fund. These restrictions are expected to impose asset coverage, fund composition requirements or limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed on the Fund by the 1940 Act. These covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Risk Factors and Special Considerations 15

RISK FACTORS AND SPECIAL CONSIDERATIONS

ANNUAL EXPENSES WITHOUT BORROWINGS

From the inception of the Fund through June 15, 2004, the income earned on the assets purchased with the Fund's borrowings has always exceeded the interest expense on such borrowings. This has increased the overall yield of the Fund. If the Fund were not to borrow, or the interest expense on the borrowings is excluded from the expenses of the Fund, the remaining expenses, as a percentage of the average net assets of the Fund, would be as follows:


                                                     CLASS A     CLASS B        CLASS C     CLASS Q
---------------------------------------------------------------------------------------------------
ANNUAL EXPENSES WITHOUT BORROWINGS (AS A PERCENTAGE
  OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES)
  Management and Administrative Fees(1)                 0.90%       0.90%          0.90%       0.90%
  Service Fee                                           0.25%       0.25%(5)       0.25%       0.25%
  Distribution Fee(2)                                   NONE        0.75%          0.50%       NONE
  Other Operating Expenses(3)                           0.29%       0.29%          0.29%       0.29%
Total Annual Expenses                                   1.44%       2.19%          1.94%       1.44%
  Fee Waivers/Reimbursements(4)                        (0.09)%     (0.34)%        (0.09)%     (0.09)%
Net Annual Expenses                                     1.35%       1.85%          1.85%       1.35%


(1) Pursuant to its Investment Management Agreement with the Fund, the Investment Manager is entitled to receive a fee of 0.80% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- Investment Manager." Pursuant to its Administration Agreement with the Fund, the Administrator is entitled to receive a fee of 0.10% of the Fund's Managed Assets. See "Investment Management and Other Service Providers -- The Administrator."
(2) Because the distribution fees payable by Class B and Class C Common Shares may be considered an asset-based sales charge, long-term shareholders in those classes of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD").

(3) "Other Operating Expenses" are based on estimated amounts for the current fiscal year.

(4) The Investment Manager has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, leverage expenses, other investment-related costs and extraordinary expenses, subject to possible recoupment by the Investment Manager within three years. The expense limit will continue through at least February 28, 2005. There is no guarantee that this waiver will continue after that date.

(5) ING Funds Distributor has agreed to waive the service fee for Class B Common Shares. The fee waiver will continue through at least February 28, 2005. There is no guarantee that this waiver will continue after that date.

EFFECT OF LEVERAGE

The following table is designed to illustrate the effect on return to a holder of the Fund's Common Shares of the leverage created by the Fund's use of borrowing, using an assumed initial interest rate of 1.50%, assuming the Fund has used leverage by borrowing an amount equal to 25% of the Fund's Managed Assets and assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.


Assumed Portfolio Return, net of expenses(1)          (10)%     (5)%      0%       5%      10%
Corresponding Return to Common Shareholders(2)     (13.83)%  (7.17)%  (0.50)%   6.17%   12.83%

(1) The Assumed Portfolio Return is required by regulation of the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Fund.
(2) In order to compute the "Corresponding Return to Common Shareholders," the "Assumed Portfolio Return" is multiplied by the total value of the Fund's assets at the beginning of the Fund's fiscal year to obtain an assumed return to the Fund. From this amount, all interest accrued during the year is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of the Fund's net assets attributable to Common Shares as of the beginning of the fiscal year to determine the "Corresponding Return to Common Shareholders."

LIMITED SECONDARY MARKET FOR LOANS

Although the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market.

Loans usually trade in large denominations (typically in $1 million or larger units) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the loans in which the Fund invests will be relatively illiquid.

In addition, loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. The

                                      16 Risk Factors and Special Considerations

RISK FACTORS AND SPECIAL CONSIDERATIONS

Fund intends to seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The Fund values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market, because there is less reliable, objective market value data available. In addition, if the Fund purchases a relatively large portion of a loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Investment Manager or Sub-Adviser deems it advisable to do so.

During its monthly repurchase offers, the Fund is required to maintain a percentage of its portfolio, equal to the value of the repurchase amounts, in liquid securities. This permits the Fund to repurchase Common Shares without having to sell illiquid securities at a lower price than it would otherwise consider. The requirement to keep a portion of the Fund's portfolio in liquid securities, however, could negatively impact the Fund's performance.

LENDING PORTFOLIO SECURITIES

To generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extentions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

DEMAND FOR LOANS

Although the volume of loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for loans and higher sales prices, but it may also adversely affect the rate of interest payable on loans acquired by the Fund, the rights provided to the Fund under the terms of a loan agreement, and increase the price of loans that the Fund wishes to purchase in the secondary market.

UNSECURED LOANS AND SUBORDINATED LOANS

Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in unsecured loans and 10% of its total assets in subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk on Senior Loans" except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.

CORPORATE DEBT SECURITIES

Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Because corporate debt securities pay interest at a fixed-rate, when interest rates decline, the value of the Fund's corporate debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Corporate debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

INVESTMENT IN NON-U.S. ISSUERS

Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in U.S. dollar denominated loans and corporate debt made to borrowers and issuers that are organized or located in countries other than the United States. Although such loans and debt investments associated with other investments will require payment of interest and principal in U.S. dollars, these borrowers and issuers may have significant non-U.S. dollar revenues. Investment in non-U.S. entities involves special risks, including that non-U.S. entities may be subject to less rigorous accounting and reporting requirements than U.S. entities, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments, fluctuations in currency values and the potential for political, social and economic adversity.

INVESTMENTS IN EQUITY SECURITIES INCIDENTAL TO INVESTMENT IN LOANS

Subject to the aggregate 20% limit on Other Investments, the Fund may acquire equity securities as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt. Investments in equity securities incidental to investment in loans entail certain risks in addition to those associated with investment in loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Risk Factors and Special Considerations 17

RISK FACTORS AND SPECIAL CONSIDERATIONS

possession of such information the Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.

LIMITED LIQUIDITY FOR INVESTORS

The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates. See "Repurchase Offers" on page 25.

INVESTMENT IN SHORT TERM DEBT SECURITIES AND CASH

Some of the Senior Loans in which the Fund invests are in the form of revolving credits. In order to permit the Fund to meet its obligations under such loans to advance additional funds on short notice, the Fund normally maintains unused borrowing capacity that equals or exceeds the total of all unfunded portions of loans in its portfolio. Subject to the 20% aggregate limit on the Trust's assets that may be invested in Other Investments, the Fund may under normal circumstances invest up to 5% of its Managed Assets in short-term, high quality debt securities or in cash. However, depending upon circumstances, the Fund may exceed the 5% level on occasion for short periods. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Because short-term debt securities pay interest at a fixed-rate, when interest rates decline, the value of the Trust's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.

CREDIT FACILITY

The Fund currently is a party to a credit facility with one financial institution that permits the Fund to borrow up to an aggregate of $350 million. Interest is payable on the credit facility at a floating rate that is tied to LIBOR, the federal funds rate, or a commercial paper based rate, plus a facility fee on unused commitments. The lender under the credit facility has a security interest in all assets of the Fund. As of June 15, 2004, the Fund had $0 outstanding borrowings under the credit facility.

Under the credit facility, the lender has the right to liquidate Fund assets in the event of default by the Fund, and the Fund may be prohibited from paying dividends in the event of a material adverse event or condition respecting the Fund, Investment Manager or Sub-Adviser until outstanding debts are paid or until the event or condition is cured.

RANKING OF SENIOR INDEBTEDNESS

The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under the credit facility are senior to the rights of holders of Common Shares and preferred shares, if any, with respect to the payment of dividends or upon liquidation.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

The credit agreement governing the credit facility program (the Credit Agreements) include usual and customary covenants for this type of transaction, including limits on the Fund's ability to (i) issue preferred shares, (ii) incur liens or pledge portfolio securities, (iii) change its investment objective or fundamental investment restrictions without the approval of lenders, (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect, (v) make any changes in its capital structure, (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders,
(vii) engage in any business other than the businesses currently engaged in,
(viii) create, incur, assume or permit to exist certain debt except for certain specified types of debt, and (ix) permit any of its ERISA affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code or ERISA. In addition, the Credit Agreements do not permit the Trust's asset coverage ratio (as defined in the credit agreements) to fall below 300% at any time (the Credit Agreement Asset Coverage Test).

Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing under a credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreement limits the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares, or purchase or redeem Common Shares, unless the Fund complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreement does not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares (i) at any time that an event of default under the credit agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreement Asset Coverage Test.

                                      18 Risk Factors and Special Considerations

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

You may select from four separate classes of Common Shares: Class A, Class B, Class C and Class Q.

CLASS A COMMON SHARES

-    Front-end sales charge, as described below.
-    Service fee of 0.25% of average annual net assets.

-    An EWC, as described below.

-    Minimum initial investment -- $1,000 (non-IRAs) and $250 (IRAs).

CLASS B COMMON SHARES

-    No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.75% of average annual net assets (including a waiver of the 0.25% service fee).(1)

-    An EWC, as described below.

- Automatic conversion to Class A Common Shares after eight years, thus reducing future annual expenses.

-    Minimum initial investment -- $1,000 (non-IRAs) and $250 (IRAs).

(1) ING Funds Distributor has agreed to waive the service fee for Class B Common Shares. Absent the waiver, the service fee is 0.25% of average annual net assets. The fee waiver will continue through at least February 28, 2005. There is no guarantee that this waiver will continue after that date.

CLASS C COMMON SHARES

-    No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 0.75% of average annual net assets.

-    A 1% EWC on shares sold within one year of purchase.

- No automatic conversion to Class A Common Shares, so annual expenses continue at the Class C level throughout the life of your investment.
-    Minimum initial investment -- $1,000 (non-IRAs) and $250 (IRAs).

CLASS Q COMMON SHARES

-    No front-end sales charge; all your money goes to work for you right away.

-    Service fee of 0.25% of average annual net assets.

- No automatic conversion to Class A Common Shares, so annual expenses continue at the Class Q level throughout the life of your investment.

-    Minimum initial investment -- $250,000

When choosing between classes, you should carefully consider:

-    How long you plan to hold the Fund;

-    The size of your investment;

- The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the EWC; and

-    Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV than Class A or Class Q Common shares. Orders for Class B shares in excess of $100,000 will be declined.

If you invest through omnibus account arrangements with financial intermediaries, note that the Fund generally is not able to identify an individual investor's trading activities. Therefore, the Fund would not be able to detect whether a shareholder's investment in Class B shares exceeded $100,000. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

You also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. In addition, the SAI, which is available without charge upon request, discusses specific classes of investors who may be eligible for a reduced sales charge. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, Class B and Class C Common Shares of the Fund have adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time, the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

SALES CHARGE CALCULATION

CLASS A COMMON SHARES(1)(2)

Class A Common Shares of the Fund are sold subject to the following sales charge:

                            AS A % OF THE          AS A % OF NET
YOUR INVESTMENT           OFFERING PRICE(3)         ASSET VALUE
Less than $50,000                       4.75%                   4.99%
$50,000 - $99,999                       4.50                    4.71
$100,000 - $249,999                     3.50                    3.63
$250,000 - $499,999                     2.50                    2.56
$500,000 - $1,000,000                   2.00                    2.04
$1,000,000 and over     see "Early Withdrawal Charge" on p. 20

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.

(3)  The term "offering price" includes the front-end sales charge.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Shareholder Guide                      19

SHAREHOLDER GUIDE
CHOOSING A SHARE CLASS

EARLY WITHDRAWAL CHARGE

CLASS A COMMON SHARES

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A Common Shares in an amount of $1 million or more. However, the shares will be subject to an EWC if they are repurchased by the Fund within one or two years of purchase, depending on the amount of the purchase, as follows:

                                    PERIOD DURING WHICH
YOUR INVESTMENT             EWC         EWC APPLIES
$1,000,000 to $2,499,999    1.00%          2 years
$2,500,000 to $4,999,999    0.50           1 year
$5,000,000 and over         0.25           1 year

CLASS B AND CLASS C COMMON SHARES

Class B and Class C Common Shares are offered at their NAV per share without any initial sales charge. However, you may be charged an EWC on Class B and Class C Common Shares that you offer to the Fund for repurchase (and are repurchased) within a certain period of time after you bought them. The amount of the EWC is based on the NAV of the Common Shares at the time of purchase. The EWCs are as follows:

CLASS B COMMON SHARES

                           EWC ON SHARES
SOLD DURING             BEING REPURCHASED
1st year                                3.0%
2nd year                                2.5%
3rd year                                2.0%
4th year                                1.5%
5th year                                1.0%
After 5th year                         none

CLASS C COMMON SHARES

                           EWC ON SHARES
SOLD DURING              BEING REPURCHASED
1st year                                1.0%
After 1st year                         none

To keep your EWC as low as possible, each time you offer your Common Shares for repurchase, the Fund will first repurchase Common Shares in your account that are not subject to an EWC, and then will repurchase Common Shares that have the lowest EWC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding the ING Lexington Money Market Trust, ING Money Market Fund and ING Classic Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your investment professional or a Shareholder Services representative for more information.

EWC WAIVERS

The EWC for Class A, Class B and Class C Common Shares will be waived in the following cases (In determining whether an EWC is applicable, it will be assumed that Common Shares held in the shareholder's account that are not subject to such charge are repurchased first):

- The EWC on shares will be waived in the case of repurchase following the death or permanent disability of a shareholder. The waiver is available for total or partial repurchases of shares of the Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those Common Shares held at the time of death or initial determination of permanent disability.
- The EWC will also be waived in the case of a total or partial repurchase of Common Shares of the Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70 1/2 to qualify for the EWC waiver relating to mandatory distributions. This waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service, except that an EWC may be waived in certain circumstances involving repurchases in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the transfer agent either directly or through ING Funds Distributor, at the time of repurchase, that the shareholder is entitled to a waiver of the EWC. The EWC Waiver Form included in the New Account Application must be completed and provided to the transfer agent at the time of the repurchase request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.
-    Reinvestment of dividends and capital gains distributions.
- The EWC which may be imposed on Class A shares purchased in excess of $1 million, may also be waived for registered investment advisors, trust companies and banktrust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

Shareholders who have had their Common Shares repurchased within the previous 90 days may purchase Fund Common Shares at NAV (at the time of reinstatement) in an amount up to the repurchase proceeds. Reinstated Common Shares will retain their original purchase date for purposes of the EWC. The amount of any EWC also will be reinstated.

To exercise this privilege, a written order for the purchase of new Common Shares must be received by the transfer agent or be postmarked within 90 days after the date of repurchase pursuant to the repurchase offer. This privilege can be used only once per calendar year. If a loss is incurred on the repurchase and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

                                       20                      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE

NET ASSET VALUE

The NAV per Common Share of the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per Common Share is determined by dividing the value of the Fund's loan assets plus all cash and other assets (including interest accrued but not collected) attributable to that class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to that class by the number of Common Shares outstanding. The NAV per Common Shares is made available for publication.

VALUATION OF THE FUND'S ASSETS

The assets in the Fund's portfolio are valued daily in accordance with the Fund's Loan Valuation Procedures adopted by the Board. A majority of the Fund's assets are valued using quotations supplied by a third party loan pricing service. However, the loans in which the Fund invests are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable, objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. For further information, see "Risk Factors and Special Considerations -- Limited Secondary Market for Loans."

Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other source believed to be reliable. Loans for which reliable market value quotations are not readily available from a pricing service may be valued with reference to another loan or a group of loans for which reliable market value quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under this proxy procedure.

It is expected that most of the loans held by the Fund will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above. The Investment Manager or Sub-Adviser may believe that the price for a loan derived from quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager or Sub-Adviser that it believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value under procedures established by the Fund's Board, and in accordance with the provisions of the 1940 Act.

Under these procedures, fair value is determined by the Investment Manager or Sub-Adviser and monitored by the Fund's Board through its Valuation and Proxy Voting Committee (formerly the Valuation Committee). In fair valuing a loan, consideration is given to several factors, which may include, among others, the following:

  - the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;
  - the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral;
  - the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects;
  - information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes towards the loan and interests in similar loans;
  - the reputation and financial condition of the agent of the loan and any intermediate participants in the loans;
  -    the borrower's management; and
  - the general economic and market conditions affecting the fair value of the loan.

Securities for which the primary market is a national securities exchange are stated at the last reported sale price on the day of valuation. Securities reported by NASDAQ National Market System will be valued at the NASDAQ Official Closing Price on the valuation day. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Valuation of short term cash equivalent investments is at amortized cost. Securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

EXCHANGE PRIVILEGES AND RESTRICTIONS

You may exchange shares of certain other ING Funds into Common Shares of the Fund. You may also move your investment in the Common Shares of the Fund into certain other ING Funds in conjunction with monthly repurchases made by the Fund. In this case, rather than tendering your shares for cash, you would elect to have the dollar value of those Common Shares accepted for purchases of shares of the other ING Fund.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Shareholder Guide                      21

SHAREHOLDER GUIDE
TRANSACTION POLICIES

The total value of shares being exchanged into the Fund must at least equal the minimum investment requirement applicable to the relevant class of Common Shares of the Fund, and the total value of shares being exchanged out of the Fund into other ING Funds must meet the minimum investment requirements of those products, as applicable. Exchanges of Common Shares are sales and may result in a gain or loss for federal and state income tax purposes. The exchange privilege is only available in states where shares of the fund being acquired may be legally sold.

CLASSES OF SHARES ELIGIBLE FOR EXCHANGE

Common Shares of Classes A, B, C and Q of the Fund may be exchanged for Classes A, B, C or Q Common Shares of any open-end ING Fund at NAV without payment of a sales charge on the exchange. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of the Fund you intend to exchange into before exchanging your Common Shares. Investors may obtain a copy of a prospectus of any other ING Fund by calling (800) 992-0180.

EARLY WITHDRAWAL CHARGES ON EXCHANGES

You are not required to pay an applicable EWC upon an exchange of Common Shares from the Fund to any open-end ING Fund. However, if you exchange and subsequently redeem your shares, the EWC or CDSC from the Fund (not the fund into which you exchanged your common shares) will apply. However, the time period for application of the EWC or CDSC will be calculated based on the first date you acquired your Common Shares in the Fund, so that you get the benefit of the full period of time you owned your Common Shares of the Fund.

TELEPHONE ORDERS

The Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ those procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

SMALL ACCOUNT

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to liquidate through the monthly repurchases, at NAV, the shares of any shareholder whose accounts has a value of less than $1,000 ($250 for IRAs) for Class A, Class B or Class C Common Shares or $250,000 for Class Q Common Shares, other than as a result of a decline in the NAV per share. The Fund reserves the right to increase minimum account size. No EWC will be charged on repurchases that are due to the closing of shareholder accounts having a value of less than $1,000.

ACCOUNT ACCESS

Unless your Common Shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Service Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.

                                       22                     Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE

The minimum initial investment in the Fund is $1,000 ($250 for IRAs) for Class A, Class B and Class C Common Shares and $250,000 for Class Q Common Shares. Common Shares may be purchased from certain financial services firms that have sales agreements with ING Funds Distributor (Authorized Dealers). Investors may be charged a fee for transactions made through a broker or agent.

The Fund reserves the right to reject any purchase order. Please note that cash, traveler's checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Investment Manager reserves the right to waive minimum investment amounts.

                         INITIAL                 ADDITIONAL
METHOD                  INVESTMENT               INVESTMENT
------------------------------------------------------------------
BY CONTACTING    An investment
AN AUTHORIZED    professional with an
DEALER           Authorized Dealer can
                 help you establish and
                 maintain your account.

BY MAIL          Visit or consult an       Visit or consult an
                 Authorized Dealer.        Authorized Dealer.

                 Make your check           Fill out the Account
                 payable to the ING        Additions form included
                 Senior Income Fund        on the bottom of your
                 and mail it, along        account statement along
                 with a completed          with your check payable
                 New Account               to ING Senior Income
                 Application, to the       Fund and mail them in
                 address indicated on      the envelope provided
                 the Application.          with the account
                 Please indicate your      statements.
                 Authorized Dealer on      Remember to write your
                 the New Account           account number on the
                 Application.              check.

BY WIRE          Call the ING              Wire the funds in the
                 Operations                same manner
                 Department at (800)       described under
                 336-3436 to obtain        "Initial Investment."
                 an account number
                 and indicate and
                 Authorized Dealer on
                 the account. Instruct
                 your bank to wire
                 funds to:

                 State Street Bank
                 and Trust Company
                 ABA #101003621
                 Kansas City, MO
                 credit to:

                 ING Senior Income Fund
                 A/C #751-8315; for
                 further credit to:
                 Shareholder A/C
                 #_____________
                 (A/C # you received
                 over the telephone)
                 Shareholder Name:
                 _______________
                 (Account Name)

                 After wiring funds
                 you must complete
                 the New Account
                 Application and
                 send it to:

                 ING Funds
                 P.O. Box 219368
                 Kansas City, MO
                 64121-6368

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Shareholder Guide                      23

SHAREHOLDER GUIDE
HOW TO PURCHASE SHARES

The Fund reserves the right to liquidate sufficient Common Shares to recover annual transfer agent fees should the investor fail to maintain his/her account value at a minimum of $1,000 ($250 for IRAs) for Class A, Class B or Class C Common Shares or $250,000 for Class Q Common Shares.

PRICE OF SHARES

Purchase and exchange orders for Common Shares of the Fund are effected at NAV, determined after the order is received by the transfer agent in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund Common Shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing Common Shares of the Fund will not be issued unless you request them in writing.

The Fund may, on occasion, suspend the continuous offering of its Common Shares. If this occurs, shareholders will still be permitted to reinvest dividends in additional Common Shares, and qualified plan investors will be permitted to continue making automatic contributions for additional Common Shares.

PRE-AUTHORIZED INVESTMENT PLAN

You may establish a pre-authorized investment plan to purchase Common Shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact a Shareholder Services Representative at (800) 992-0180.

RETIREMENT PLANS

The Fund has available prototype qualified retirement plans for both corporations and for self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (State Street) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. State Street currently receives a $12 annual custodial fee for each social security number listed on the account for the maintenance of such accounts.

                                       24                      Shareholder Guide
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REPURCHASE OFFERS                                              SHAREHOLDER GUIDE

REPURCHASE OFFERS

As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to redeem their Common Shares on a monthly basis. The time and dates by which repurchase offers must be accepted (the Repurchase Request Deadline) are 4:00 p.m. Eastern time on the 10th business day of each month.

The Fund is required to offer to repurchase between 5% and 25% of its outstanding Common Shares with each repurchase offer, and under normal market conditions the Board expects to authorize a 5% offer. The Fund may not repurchase more than 25% of its outstanding Common Shares during any calendar quarter. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline. Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date. Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly repurchase offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling (800) 992-0180.

At least 7 and no more than 14 days prior to the Repurchase Request Deadline the Fund will mail written notice to each shareholder setting forth (a) the number of Common Shares the Fund will repurchase, (b) the repurchase request deadline and other terms of the offer to repurchase, and (c) the procedures for shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Common Shares until a subsequent repurchase offer.

If more Common Shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of Common Shares to be repurchased by 2% of the Fund's Common Shares outstanding. If there are still more Common Shares tendered than are offered for repurchase, Common Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation procedures in two situations:

   (a) the Fund may accept all Common Shares tendered by persons who own in the aggregate not more than a specified number of shares (not to exceed 100 Common Shares) before prorating shares tendered by others; or

   (b) the Fund may accept by lot Common Shares tendered by shareholders who tender all Common Shares held by them and who, when tendering, elect to have either all (or at least a minimum amount) or none accepted; however, the Fund first must accept all Common Shares tendered by shareholders who do not make this election.

Because of the foregoing, shareholders may be unable to liquidate all or a given percentage of their Common Shares and some shareholders may tender more Common Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw Common Shares tendered for repurchase at any time prior to the repurchase request deadline.

The Fund does not presently intend to deduct any repurchase fees, other than any applicable EWC, from the repurchase amount. However, in the future, the Board may determine to charge a repurchase fee payable to the Fund reasonably to compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fees will never exceed 2% of the proceeds of the repurchase. It should be noted that the Board may implement repurchase fees without a shareholder vote.

Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund's portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund's portfolio through repurchases, without offsetting new sales, may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value. Notwithstanding the foregoing, it is the Investment Manager or Sub-Adviser's intention to fund repurchases with the proceeds of borrowings whenever practical. Use of the borrowing facility entails certain risks and costs. See "Liquidity Requirements" below.

See "Tax Matters" on page 34 for a general summary for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in the Fund and participating in the Fund's repurchase offer program.

SUSPENSION OR POSTPONEMENT OF A REPURCHASE OFFER

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (b) for any period during

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Shareholder Guide                      25

SHAREHOLDER GUIDE
REPURCHASE OFFERS

which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

LIQUIDITY REQUIREMENTS

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Notification is sent to shareholders until the Repurchase Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (b) that mature by the Repurchase Payment Deadline.

The Board has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund intends to finance Repurchase Offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. There is some risk that the need to sell Senior Loans to fund Repurchase Offers may affect the market for those Senior Loans. In turn, this could diminish the Fund's NAV.

REDEMPTION OF SENIOR SECURITIES

In order to permit the Fund to repurchase Common Shares, the borrowing or other indebtedness issued by the Fund, as well as the terms of any preferred shares, must either mature by the next Repurchase Request Deadline or provide for their redemption, call or repayment by the next Repurchase Request Deadline without penalty or premium. Although the Fund ordinarily does not expect to redeem any senior security, including preferred shares, it may be required to redeem such securities if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner.

                                       26                      Shareholder Guide

                               INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

INVESTMENT MANAGER

ING INVESTMENTS, LLC (the "Investment Manager" or "ING Investments"), an Arizona limited liability company, serves as Investment Manager to the Fund and has overall responsibility for the management of the Fund under the general supervision of the Board. Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

The Fund and the Investment Manager have entered into an Investment Management Agreement that requires ING Investments to provide all investment advisory and portfolio management services for the Fund. The agreement with ING Investments may be canceled by the Board upon 60 days' written notice.

ING Investments is an indirect wholly-owned subsidiary of ING Groep, N.V. (NYSE:
ING)(ING Groep). ING Groep is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries with more than 100,000 employees. The Investment Manager is registered with the SEC as an investment adviser. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles. As of March 31, 2004, ING Investments had assets under management of over $35.4 billion.

The Investment Manager bears its expenses of providing the services described above. The Investment Manager currently receives from the Fund an annual fee, paid monthly, of 0.80% of the Fund's Managed Assets.

The Fund pays all operating and other expenses of the Fund not borne by ING Investments including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing repurchase offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Fund also pays all taxes imposed on it and all brokerage commissions and loan-related fees.

SUB-ADVISER

ING Investments has engaged a sub-adviser to provide day-to-day management of the Fund's portfolio. The Sub-Adviser has, at least in part, been selected primarily on the basis of its successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of the Fund. In the event the sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("INGIM" or "Sub-Adviser"), formerly known as Aeltus Investment Management, Inc., a Connecticut corporation, serves as Sub-Adviser to the Fund. Founded in 1972, INGIM is registered with the SEC as an investment adviser. INGIM is an indirect wholly-owned subsidiary of ING Groep, and is an affiliate of ING Investments. INGIM has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of March 31, 2004, INGIM managed over $53.5 billion in assets. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602. For its services, INGIM is entitled to receive a sub-advisory fee of 0.36%, expressed at an annual rate based on the average daily Managed Assets of the Fund. This sub-advisory fee is paid by ING Investments, not by the Fund.

PORTFOLIO MANAGEMENT. The Fund is managed by INGIM's Senior Debt Group. That team is comprised of the following individuals:

DANIEL A. NORMAN. Mr. Norman is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Norman was Senior Vice President and Portfolio Manager in the Senior Debt Group (since April 1995). Mr. Norman also serves as Senior Vice President and Treasurer of the Fund (since January 2001), and he serves as Senior Vice President and Treasurer of ING Prime Rate Trust, another closed-end fund sub-advised by INGIM that invests primarily in Senior Loans. Mr. Norman co-manages the Fund with Mr. Bakalar.

JEFFREY A. BAKALAR. Mr. Bakalar is Senior Vice President and Senior Portfolio Manager in the Senior Debt Group, and has served in that capacity since November 1999. Prior to that, Mr. Bakalar was Senior Vice President and Portfolio Manager in the Senior Debt Group (since January 1998). Before joining ING Groep N.V., Mr. Bakalar was Vice President of The First National Bank of Chicago (from 1994 to 1998). Mr. Bakalar also serves as Senior Vice President of the Fund (since January 2001) and as Senior Vice President of ING Prime Rate Trust, another closed-end fund sub-advised by INGIM that invests primarily in Senior Loans. Mr. Bakalar co-manages the Fund with Mr. Norman.

CURTIS F. LEE. Mr. Lee is Senior Vice President and Chief Credit Officer in the Senior Debt Group and has served in that capacity since August 1999. Prior to joining ING Groep N.V., Mr. Lee held a series of positions with Standard Chartered Bank in the credit approval and problem loan management functions (1992 - 1999). Mr. Lee also serves as Senior Vice President and Chief Credit Officer of the Fund (since January 2001), and he serves as Senior Vice President and Chief Credit Officer of ING Prime Rate Trust, another closed-end fund sub-advised by INGIM that invests primarily in Senior Loans (since January
2001).

ROBERT L. WILSON. Mr. Wilson is a Senior Vice President in the Debt Group (since March 2003) and before that was Vice President in the Senior Debt Group (since July 1998). Prior to joining ING Groep N.V., Mr. Wilson was Vice President of Bank of Hawaii (from 1997 to 1998) and Vice President of Union Bank of California (from 1994 to 1997).

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Investment Management and Other Service Providers 27

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

MICHEL PRINCE. Mr. Prince is a Vice President in the Senior Debt Group (since May 1998). Prior to joining ING Groep N.V., Mr. Prince was Vice president of Rabobank International, Chicago branch (from 1996 to 1998).

JASON T. GROOM. Mr. Groom is a Vice President in the Senior Debt Group (since June 2000), and before that was an Assistant Vice President in the Senior Debt Group (1998 to 2000). Prior to joining ING Groep N.V., Mr. Groom was an Associate in the Corporate Finance Group of NationsBank (in 1998) and Assistant Vice President, Corporate Finance group, of The Industrial Bank of Japan Limited (from 1995 to 1997).

CHARLES E. LeMIEUX. Mr. LeMieux is a Vice President in the Senior Debt Group (since June 2000), and before that was Assistant Vice President in the Senior Debt team (from 1998 to 2000). Prior to joining ING Groep N.V., Mr. LeMieux was Assistant Treasurer, Cash Management, with Salt River Project (from 1993 to
1998).

MARK F. HAAK. Mr. Haak is a Vice President in the Senior Debt Group (since June
1999). Prior to joining ING Groep N.V., Mr. Haak was Assistant Vice President, Corporate Banking with Norwest Bank (from 1997 to 1998) and Lead Financial Analyst and Portfolio Manager for Bank One AZ, N.A. (from 1996 to 1997).

WILLIAM F. NUTTING, JR. Mr. Nutting is a Vice President in the Senior Debt Group (since November 1999), and joined ING Funds Services, LLC, an affiliate of the Investment Manager, in 1995 as an Operations Associate.

THEODORE M. HAAG. Mr. Haag is Vice President in the Senior Debt Group (since March 2001). Mr. Haag joined ING Groep N.V. in June 2000 as Vice President and Senior Portfolio Manager, a position he continues to hold. From 1997 to 2000, Mr. Haag served as Vice President and Portfolio Manager for Gen Re-New England Asset Management. From 1995 to 1997, Mr. Haag was a Director of Fixed Income Securities and Securities Policy Committee member for Providian Capital Management. Prior to working at Providian, Mr. Haag was a high yield portfolio manager at ICH Corporation.

RALPH E. BUCHER. Mr. Bucher is a Vice President in the Senior Debt Group (since November 2001). Prior to joining ING Groep N.V., Mr. Bucher was the North American Head of Special Assets for Standard Chartered Bank (from 1999 to 2001). Mr. Bucher has also held other senior credit approval positions with Societe Generale (from 1997 to 1999).

BRIAN S. HORTON. Mr. Horton is a Vice President in the Senior Debt Group (since September 2001). Prior to joining ING Groep N.V., Mr. Horton was a Vice President in the Corporate and Investment Banking Group at Bank of America Securities LLC, where he worked in the Consumer and Retail Industry Group (from 1999 to 2001). Mr. Horton also served in various other corporate finance and relationship management positions during his seven years at Bank of America, including corporate finance specialist for the Southeast U.S. region from (1997 to 1999).

MOHAMED N. BASMA. Mr. Basma is a Vice President in the Senior Debt Group (since March 2003), and before that was Research Analyst for the Senior Debt Group (since January 2000). Prior to joining ING Groep N.V., Mr. Basma was a senior auditor/consultant in the audit and business advisory group of Arthur Andersen, LLP (from 1995 to 1997). Mr. Basma attended school for the years between his employment at Arthur Andersen and ING Groep N.V.

JAMES E. GRIMES. Mr. Grimes is a Vice President in the Senior Debt Group (since
2001), and before that was Manager of Structured Investments for ING Groep N.V. (since 1999). Prior to joining ING Groep N.V., Mr. Grimes was Manager of Finance and Strategic Planning for NationsBank Auto Leasing, Inc. (formerly Oxford Resources Corp.) (from 1994 to 1998).

JEFFREY S. SCHULTZ. Mr. Schultz is an Analyst in the Senior Debt Group (since March 2003), and before that was Treasury Operations Assistant (from 1998 to
2000) and Junior Research Analyst (from 2000 to 2003).

THE ADMINISTRATOR

The Administrator of the Fund is ING Funds Services, LLC ("ING Funds Services"). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Investment Manager.

Under an Administration Agreement between ING Funds Services and the Fund, ING Funds Services administers the Fund's corporate affairs subject to the supervision of the Board of the Fund. In that connection, ING Funds Services monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Fund's repurchase offers portfolio. ING Funds Services also furnishes the Fund with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the SEC. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below). The Administration Agreement also requires ING Funds Services to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in the latter capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.

The Fund pays ING Funds Services an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Funds Services is entitled to receive a fee at an annual rate of 0.10% of the Fund's Managed Assets.

                            28 Investment Management and Other Service Providers

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

The Administration Agreement may be canceled by the Board upon 60 days' written notice.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The transfer agent, dividend disbursing agent and registrar for the Common Shares is DST Systems, Inc. ("DST"), whose principal business address is 816 Wyandotte, Kansas City, Missouri 64105.

CUSTODIAN

The Fund's securities and cash are held and maintained under a Custody Agreement with State Street Bank and Trust Company whose principal place of business is 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Investment Management and Other Service Providers 29

DIVIDENDS AND DISTRIBUTIONS

DISTRIBUTION POLICY. Income dividends on Common Shares are calculated and declared daily and paid monthly under guidelines approved by the Board. The Fund may make one or more annual payments from any realized capital gains.

DIVIDEND REINVESTMENT. Unless you instruct the Fund to pay your dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional Common Shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B, C or Q Common Shares of the Fund invested in another ING Fund which offers the same class shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may upon written request elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.

PLAN OF DISTRIBUTION

The Fund has entered into a Distribution Agreement with ING Funds Distributor, LLC. Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258. Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell Common Shares of the Fund from time to time through certain broker-dealers which have entered into dealer agreements with ING Funds Distributor, LLC. The Common Shares will be offered on a continuous basis and may be purchased at NAV.

In connection with the sale of Class A Common Shares, ING Funds Distributor will reallow to broker-dealers participating in the offering from the sales charge depending on the amount of the sale as follows: 4.25% for amounts less than $50,000; 4.00% for amounts of $50,000 to $99,999; 3.00% for amounts of $100,000 to $249,999; 2.25% for amounts of $250,000 to $499,999; and 1.75% for amounts of
$500,000 to $999,999. For purchases of Class A Common Shares that are subject to an EWC, ING Funds Distributor, LLC will compensate broker-dealers participating in the offering depending on the amount invested as follows: 1.00% for amounts of $1,000,000 to $2,499,999; 0.50% for amounts of $2,500,000 to $4,999,999; and
0.25% for amounts over $5,000,000.

ING Funds Distributor, LLC will compensate broker-dealers participating in the offering at a rate of 3.0% of the gross sales price per share for Class B Common Shares and 1.0% of the gross sales price per share for Class C Common Shares purchased from the Fund by such broker-dealer. No commission is paid on Class Q Common Shares.

Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made. Unless otherwise indicated in a prospectus supplement, ING Funds Distributor will act as underwriter on a reasonable efforts basis.

In addition, ING Funds Distributor, LLC will compensate broker-dealers participating in the offering on a quarterly basis at rates that are based on the average daily net assets of shares that are registered in the name of such broker-dealer as nominee or held in a shareholder account that designates such broker-dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 0.50% for Class C and 0.25% for Class Q Shares. Rights to these ongoing payments generally begin to accrue in the 13th month following a purchase of Class A, B or C Shares. The Distributor may, in its discretion, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class A, B, C or Q Shares.

USE OF PROCEEDS

It is expected that 100% of the net proceeds of Common Shares issued pursuant to the Offering will be invested in Senior Loans and other securities consistent with the Fund's investment objective and policies within three months. Pending investment in Senior Loans, the proceeds will be used to pay down the Fund's outstanding borrowings under its credit facilities or to fund redemptions. See "Investment Objective and Policies -- Policy on Borrowing."

As of June 15, 2004, the Fund had no outstanding borrowings under its credit facility. By paying down the Fund's borrowings, the Fund can avoid adverse impacts on yields pending investment of such proceeds in Senior Loans. As investment opportunities are subsequently identified, it is expected that the Fund will reborrow amounts previously repaid and invest such amounts in additional Senior Loans or to fund redemptions.

                                       30            Dividends and Distributions

                                                         DESCRIPTION OF THE FUND

The Fund is a Delaware statutory trust organized on December 15, 2000, and is registered with the SEC as a continuously-offered, diversified, closed-end management investment company that makes monthly repurchase offers for its Common Shares, subject to certain conditions. The Fund is managed by a Board, elected by the shareholders of the Fund. The Board is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund and review the Fund's performance.

The Fund's Agreement and Declaration of Trust (the "Declaration of Trust") authorizes the issuance of an unlimited number of shares of beneficial interest classified as Common Shares, and an unlimited number of shares of beneficial interest classified as preferred shares.

Under Delaware law, Fund shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. As an added protection, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. The Fund's Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.

The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

The Declaration of Trust provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund. It also provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund is responsible for the following expenses, among others: the fees payable to the Investment Manager; the fees payable to the Administrator; the fees and certain expenses of the Fund's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Fund; the charges and expenses of the Fund's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Fund in connection with its transactions; independent loan pricing services; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade association of which the Fund is a member; the costs of share certificates representing shares of the Fund; organizational and offering expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the SEC, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business.

DIVIDENDS, VOTING AND LIQUIDATION RIGHTS

Each Common Share of the Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund's net assets upon liquidation. Matters such as approval of new advisory agreements and changes in a fundamental policy of the Fund require the affirmative vote of all shareholders. Matters affecting a certain class of the Fund will be voted on by shareholders of that particular class.

All Common Shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights (other than the automatic conversion of Class B Common Shares to Class A Common Shares after eight years) applicable to any of the Common Shares. Common Shares do not have cumulative voting rights and, as such, holders of more than 50% of the Common Shares voting for trustees representing the holder of Common Shares can elect all trustees representing the holders of Common Shares and the remaining shareholders would not be able to elect any such trustees.

In the event preferred shares are outstanding, holders of preferred shares, voting as a separate class, are entitled to elect (a) two trustees of the Fund at all times and (b) a majority of the trustees if at any time dividends on preferred shares are unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. In all other cases, trustees will be elected by holders of Common Shares voting separately as a single class.

Subject to the voting rights described above, the Fund may not, among other things, without the approval of the holders of a majority of the outstanding preferred shares, voting as a separate class, approve any plan of reorganization adversely affecting preferred shares. In addition, the Fund may not, without the affirmative vote of the holders of at least a majority of the outstanding preferred shares, voting as a separate class: (a) authorize, create or issue additional preferred shares or classes or series of preferred shares ranking prior to or on a parity with preferred shares with respect to the payment of dividends or the distribution of assets upon liquidation; (b) amend, alter or repeal the provisions of the Declaration of Trust, the Bylaws of the Fund or any Certificate of Designation, whether by merger, consolidation or

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Description of the Fund                31

DESCRIPTION OF THE FUND

otherwise, so as to materially affect any preference, right or power of such preferred shares or the holders thereof; or (c) change or adjust any investment restrictions of the Fund that are designated as fundamental by the Prospectus or SAI.

When the Fund has any preferred shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares of a series of, or in options, warrants or rights to subscribe for or purchase, Common Shares) in respect of Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless (a) it has paid all cumulative dividends on preferred shares; (b) it has redeemed any preferred shares that it has called for mandatory redemption; and (c) after paying the dividend, the Fund meets asset coverage requirements set forth in the Declaration of Trust or any Certificate of Designation.

STATUS OF SHARES

The following table sets forth information about the Fund's outstanding Common Shares as of June 15, 2004:

                                                NUMBER HELD BY
                                                 FUND FOR ITS       NUMBER
         TITLE OF CLASS      NUMBER AUTHORIZED   OWN ACCOUNT      OUTSTANDING
      -------------------------------------------------------------------------
      Class A Common Shares     49,500,000            0         21,021,975.0298
      Class B Common Shares     18,601,617            0          6,585,346.6542
      Class C Common Shares     64,750,000            0         31,036,793.7903
      Class Q Common Shares     37,250,000            0         12,492,726.3258

FUNDAMENTAL AND NON-FUNDAMENTAL POLICIES OF THE FUND

The investment objective of the Fund, certain policies of the Fund specified herein as fundamental and the investment restrictions of the Fund described in the SAI are fundamental policies of the Fund and may not be changed without a Majority Vote of the shareholders of the Fund. The term Majority Vote means the affirmative vote of (a) more than 50% of the outstanding shares of the Fund or
(b) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. All other policies of the Fund may be modified by resolution of the Board of the Fund.

                                       32                Description of the Fund

                                                DESCRIPTION OF CAPITAL STRUCTURE

COMMON SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, par value $.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Whenever preferred shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund would be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a rating agency. These requirements include asset coverage tests more stringent than under the 1940 Act. See "Preferred Shares" below.

BORROWINGS

The Fund's Declaration of Trust authorizes the Fund, without the prior approval of holders of Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise granting a security interest in the Fund's assets. See "Risk Factors and Special Consideration."

PREFERRED SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of a class of beneficial interest with preference rights, including preferred shares, having a par value $.01 per share, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares or other series of outstanding preferred shares. The preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and as are set forth in the Fund's Certificate of Designation establishing the terms of the preferred shares.

Any decision to offer preferred shares is subject to market conditions and to the Board and the Investment Manager's or Sub-Adviser's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to achieve the benefits to the Common Shares described in this prospectus for long-term investors. The terms of the preferred shares will be determined by the Board in consultation with the Investment Manager or Sub-Adviser (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes a preferred shares offering. It is expected, at least initially, that the preferred shares would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days) and would provide for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The preference on distribution, liquidation preference, voting rights and redemption provisions of the preferred shares will likely be as stated below.

Under the 1940 Act, the Fund may issue preferred shares so long as immediately after any issuance of preferred shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

The preferred shares would have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets would be made to holders of Common Shares.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

Description of Capital Structure       33

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It generally does not matter how long a shareholder has held the Fund's Common Shares or whether the shareholder elects to receive distributions in cash or reinvest them in Common Shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to a shareholder at his or her long-term capital gains rate. Dividends from the Fund are generally not eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock.

Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder's dividend and capital gains distributions.

If a shareholder invests through a tax-deferred account, such as a retirement plan, the shareholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and shareholders should consult a tax adviser about investment through a tax-deferred account.

There may be tax consequences to a shareholder if the shareholder sells Common Shares. A shareholder will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the shareholder holds those Common Shares. If a shareholder exchanges shares, the shareholder may be treated as if he or she sold them. Shareholders are responsible for any tax liabilities generated by their own transactions.

If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders all Common Shares of the Fund that he or she owns or is considered to own, the shareholder may realize a taxable gain or loss. This gain or loss will be treated as capital gain or loss if the Fund's Common Shares are held as capital assets and will be long-term or short-term depending upon the shareholder's holding period for the Common Shares. If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders fewer than all of the Common Shares of the Fund that he or she owns or is considered to own, the redemption may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the tendered Common Shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered Common Shares, and all or a portion of that deemed distribution may be taxable as a dividend.

As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

                                       34                            Tax Matters

                                                                MORE INFORMATION

LEGAL MATTERS

The validity of the Common Shares offered hereby will be passed on for the Fund by Dechert LLP, 1775 I Street, NW, Washington, DC and 30 Rockefeller Plaza New York, NY 10112, counsel to the Fund.

AUDITORS

KPMG LLP serves as independent registered public accounting firm for the Fund. The auditors' address is 355 South Grand Avenue, Los Angeles, California 90071.

REGISTRATION STATEMENT

The Fund has filed with the SEC a Registration Statement under the Securities Act, relating to the Common Shares offered hereby. For further information with respect to the Fund and its Common Shares, reference is made to such Registration Statement and the exhibits filed therein.

[GRAPHIC]
If you have any questions, please call (800) 992-0180.

More Information                       35

STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
   Change of Name                                                           3
   Investment Objective                                                     3
   Investment Restrictions                                                  3
   Additional Information About Investments and Investment Techniques       5
   Trustees                                                                12
   Officers                                                                15
   Compensation Table                                                      20
   Control Persons and Principal Holders of Securities                     22
   Code of Ethics                                                          22
   Investment Management and Other Service Providers                       23
   Proxy Voting Procedures                                                 29
   Portfolio Transactions                                                  29
   Additional Purchase Information                                         31
   Liquidity Requirements                                                  35
   Federal Taxation                                                        35
   Advertising and Performance Data                                        39
   General Information                                                     41
   Financial Statements                                                    41
   Appendix A                                                              42

                                       36    Statement of Additional Information

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                             ING SENIOR INCOME FUND
                          7337 E. DOUBLETREE RANCH ROAD
                            SCOTTSDALE, ARIZONA 85258
                                 (800) 992-0180

                            FUND ADVISORS AND AGENTS

          INVESTMENT MANAGER
          ING Investments, LLC
          7337 E. Doubletree Ranch Road
          Scottsdale, AZ 85258

          SUB-ADVISER
          ING Investment Management Co.
          10 State House Square
          Hartford, Connecticut 06103

          ADMINISTRATOR
          ING Funds Services, LLC
          7337 E. Doubletree Ranch Road
          Scottsdale, AZ 85258

          CUSTODIAN
          State Street Bank and Trust Company
          801 Pennsylvania Avenue
          Kansas City, Missouri 64105

          INDEPENDENT AUDITORS
          KPMG LLP
          355 South Grand Avenue
          Los Angeles, CA 90071

          DISTRIBUTOR
          ING Funds Distributor, LLC
          7337 E. Doubletree Ranch Road
          Scottsdale, AZ 85258

          TRANSFER AGENT
          DST Systems, Inc.
          816 Wyandotte
          Kansas City, MO 64105

          LEGAL COUNSEL
          Dechert LLP
          1775 I Street, NW
          Washington, DC 20006

          INSTITUTIONAL INVESTORS AND ANALYSTS
          Call ING Senior Income Fund
          (800) 336-3436

THE FUND HAS NOT AUTHORIZED ANY PERSON TO PROVIDE YOU WITH ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THIS OFFER. YOU SHOULD RELY ONLY ON THE INFORMATION IN THIS PROSPECTUS OR OTHER INFORMATION TO WHICH WE HAVE REFERRED YOU. THIS PROSPECTUS IS NOT AN OFFER TO SELL OR THE SOLICITATION OF ANY OFFER TO BUY ANY SECURITY OTHER THAN THE COMMON SHARES OFFERED BY THIS PROSPECTUS, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY THE COMMON SHARES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION. THE DELIVERY OF THIS PROSPECTUS OR ANY SALE MADE PURSUANT TO THIS PROSPECTUS DOES NOT IMPLY THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS CORRECT AS OF ANY TIME AFTER THE DATE OF THIS PROSPECTUS. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED.

WHEN CONTACTING THE SEC, YOU WILL WANT TO REFER TO THE FUND'S SEC FILE NUMBER. THE FILE NUMBER IS AS FOLLOWS: 1940 Act File No. 811-10223

[ING FUNDS LOGO]

PRPRO-SIF      (07/04 - 07/01/04)

                             ING SENIOR INCOME FUND

                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                       STATEMENT OF ADDITIONAL INFORMATION

                                  December 6, 2004

     ING Senior Income Fund ("Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund's investment objective is to provide investors with a high level of monthly income. There is no assurance that the Fund will achieve its investment objective. The Fund will continuously offer its shares to the public and conduct monthly repurchase offers for its shares. The Fund is managed by ING Investments, LLC ("ING Investments" or "Investment Manager"). ING Investment Management Co. ("INGIM" or "Sub-Adviser") serves as the sub-adviser to the Fund.

     This Statement of Additional Information ("SAI") relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto, dated July 1, 2004, As Amended December 6, 2004. This SAI does not include all information that a prospective investor should consider before purchasing shares in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. In addition, the financial statements from the Fund's Annual Report dated February 29, 2004, are incorporated herein by reference. A copy of the Prospectus may be obtained without charge by calling the Investment Manager at (800) 992-0180.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
CHANGE OF NAME                                                                 3
INVESTMENT OBJECTIVE                                                           3
INVESTMENT RESTRICTIONS                                                        3
ADDITIONAL INFORMATION ABOUT INVESTMENTS AND INVESTMENT TECHNIQUES             5
TRUSTEES                                                                      12
OFFICERS                                                                      15
COMPENSATION TABLE                                                            20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                           22
CODE OF ETHICS                                                                22
INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS                             23
PROXY VOTING PROCEDURES                                                       29
PORTFOLIO TRANSACTIONS                                                        29
ADDITIONAL PURCHASE INFORMATION                                               31
LIQUIDITY REQUIREMENTS                                                        35
FEDERAL TAXATION                                                              35
ADVERTISING AND PERFORMANCE DATA                                              39
GENERAL INFORMATION                                                           41
FINANCIAL STATEMENTS                                                          41
APPENDIX A                                                                    42

     The Prospectus and SAI omit certain information contained in the registration statement filed with the Securities and Exchange Commission ("Commission" or "SEC"), Washington, DC. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office for no charge. The registration statement is also available on the Commission's website (www.sec.gov).

                                 CHANGE OF NAME

     Effective March 1, 2002, the Fund changed its name from Pilgrim Senior Income Fund to ING Senior Income Fund.

                              INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide investors with a high level of monthly income. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in higher yielding, U.S. dollar denominated, floating rate secured senior loans made only to borrowers that are corporations or other business entities organized under U.S. law or located in the U.S. ("Senior Loans"). These Senior Loans are typically below investment grade credit quality.

     The Fund may also invest up to 20% of its total assets in other investments, including unsecured loans, subordinated loans, corporate debt securities, loans to foreign borrowers, equity securities incidental to its investment in loans and in other investment companies such as money market funds. Under normal circumstances, the Fund may also invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the opinion of the Fund's Investment Manager or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or short-term instruments.

                             INVESTMENT RESTRICTIONS

     The Fund operates under a number of investment policies and restrictions. Certain investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. In accordance with the 1940 Act, a majority of the Fund's outstanding securities means the lesser of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares. The following investment restrictions have been designated as fundamental policies. The Fund will not:

  1. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of (i) entering into certain interest rate hedging transactions, (ii) entering into reverse repurchase agreements, or (iii) borrowing money or issuing preferred shares in amounts not exceeding the asset coverage tests established by Section 18(f) of the 1940 Act or as otherwise permitted by law.

  2. Invest more than 25% of its total assets in any industry.

  3. Make investments in any one issuer other than U.S. government securities if, immediately after such purchase or acquisition, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would own more than 25% of any outstanding issue, except that up to 25% of the Fund's total assets may be invested without regard to the foregoing restrictions. For the purpose of the foregoing restriction, the Fund will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. In addition, with respect to a loan under which the Fund does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to pay scheduled principal or interest, the Fund will also separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Fund acquires a loan) to be an issuer of the loan.

  4. Act as an underwriter of securities, except to the extent that it may be deemed to act as an underwriter in certain cases when disposing of its portfolio investments or acting as an agent or one of a group of co-agents in originating loans.

  5. Purchase or sell equity securities, real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options (except that the Fund may, incidental to the purchase or ownership of an interest in a loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities as well as other assets, such as real estate and real estate mortgage loans.)

  6. Make loans of money or property to any person, except that the Fund may (i) make loans to corporations or other business entities, or enter into leases or other arrangements that have the characteristics of a loan consistent with its investment objective and policies; (ii) lend portfolio instruments; and (iii) acquire securities subject to repurchase agreements.

  7. Make investments on margin, hypothecate, mortgage or pledge any of its assets except for the purpose of providing security for borrowings as described above in paragraph 1 and then only in an amount up to 33 1/3% of the Fund's total assets.

     If a percentage restriction set forth in paragraphs 2, 3 or 7 above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Fund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions.

     There is no limitation on the percentage of the Fund's total assets that may be invested in instruments which are not readily marketable or subject to restrictions on resale, and to the extent the Fund invests in such instruments, the Fund's portfolio should be considered illiquid. The extent to which the Fund invests in such instruments may affect its ability to realize the net asset value ("NAV") of the Fund.

     The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in higher yielding, U.S. dollar denominated, floating rate secured senior loans made only to borrowers that are corporations or other business entities organized under U.S. law or located in the U.S. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                       REPURCHASE OFFER FUNDAMENTAL POLICY

     The Board of Trustees (the "Board") has adopted a Repurchase Offer Fundamental Policy resolution setting forth the Fund's fundamental policy that it will conduct monthly Repurchase Offers. This Fundamental policy may be changed only with the approval of a majority of the Fund's outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class. The Fund is required to offer to repurchase between 5% and 25% of its outstanding Common Shares with each repurchase offer, and under normal market conditions the Board expects to authorize a 5% offer. The Fund may not repurchase more than 25% of its outstanding Common Shares during any calendar quarter.

     The time and dates by which repurchase offers must be accepted (the "Repurchase Request Deadline") are 4:00 p.m. Eastern time on the 10th business day of each month. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (or the next business day if the 14th calendar day is not a business day). Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date. Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly repurchase offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled.

     The Repurchase Offer Fundamental Policy may be changed only with approval of a majority of the Fund's outstanding voting securities, including a majority of any holders of preferred shares voting separately as a class.

                          ADDITIONAL INFORMATION ABOUT
                      INVESTMENTS AND INVESTMENT TECHNIQUES

     Some of the different types of securities, in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective and Policies." Additional information concerning certain of the Fund's investments and investment techniques is set forth below.

EQUITY SECURITIES

     In connection with its purchase or holding of interests in loans, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives. The Fund will acquire such interests only as an incident to the intended purchase or ownership of loans or in connection with a reorganization of a borrower or its debt. The Fund normally will not hold more than 20% of its total assets in equity securities. Equity securities will not be treated as Senior Loans; therefore, an investment in such securities will not count toward the 80% of the Fund's net assets, plus the amount of any borrowings for investment purposes, that normally will be invested in Senior Loans. Equity securities are subject to financial and market risks and can be expected to fluctuate in value.

INTEREST RATES AND PORTFOLIO MATURITY

     Interest rates on loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the Federal Reserve federal funds rate, the Prime Rate or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Investment Manager believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate.

     Loans in which the Fund invests typically have interest rates, which reset at least quarterly and may reset as frequently as daily. The maximum duration of an interest rate reset on any loan in which the Fund may invest is one year. Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less. The Fund's portfolio of loans will ordinarily have a dollar-weighted average time until the next interest rate adjustment of 90 days or less, although the time may exceed 90 days. The Fund may find it possible and appropriate to use interest rate swaps and in other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of loans.

     Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

     In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

     During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates, which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio, as a whole will tend to lag behind changes in market rates.

     Market interest rate changes may also cause the Fund's NAV to experience moderate volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

     Finally, to the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

OTHER INVESTMENTS

     Assets not invested in Senior Loans will generally consist of unsecured loans, subordinated loans, corporate debt securities, loans to foreign borrowers, cash or short-term debt instruments with remaining maturities of 120 days or less (which may have yields tied to the Prime Rate, commercial paper rates, the federal funds rate or LIBOR), equity securities and warrants acquired in connection with investment in or restructuring of a loan and other instruments as described under "Additional Information About Investments and Investment Techniques" and in other investment companies such as money market funds. Short-term debt instruments may include (i) commercial paper rated A-1 by Standard & Poor's Ratings Services or P-1 by Moody's Investors Service, Inc., or of comparable quality as determined by the Investment Manager, (ii) certificates of deposit, bankers' acceptances, and other bank deposits and obligations, and
(iii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Under normal circumstances, the Fund may invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the judgment of the Investment Manager, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash.

REPURCHASE AGREEMENTS

     The Fund has the ability, pursuant to its investment objective and policies, to enter into repurchase agreements. A repurchase agreement is a contract under which the Fund may sell and simultaneously obtain the commitment of the purchaser to sell the security back to the Fund at an agreed upon price on an agreed upon date. Repurchase agreements will be considered borrowings by the Fund, and as such are subject to the restrictions on borrowing. Borrowings by the Fund create an opportunity for greater total return, but at the same time increase exposure to capital risk. The Fund will maintain in a segregated account with its custodian cash or liquid high grade portfolio securities in an amount sufficient to cover its obligations with respect to the repurchase agreements. The Fund will receive payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the Commission require either that securities sold by the Fund under a repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Fund's books and records pending repurchase. Repurchase agreements may involve certain risks in the event of default or insolvency of the other party, including possible loss from delays or restrictions upon the Fund's ability to dispose of the underlying securities.

REVERSE REPURCHASE AGREEMENTS

     The Fund has the ability, pursuant to its investment objective and policies, to enter into reverse repurchase agreements if the asset which is the subject of the repurchase is a loan. Such agreements may be considered to be loans by the Fund for purposes of the 1940 Act. Each reverse repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such reverse repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a reverse repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Manager or Sub-Adviser will monitor the value of the collateral. Securities subject to reverse repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk the Fund only enters into reverse repurchase agreements with highly rated, large financial institutions. The Fund may only enter into reverse repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

LENDING LOANS AND OTHER PORTFOLIO INSTRUMENTS

     To generate additional income, the Fund may lend its portfolio securities including interests in Senior loans, in an amount equal to up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made to any companies affiliated with the Investment Manager. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

     The Fund may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission. The lending of financial instruments is a common practice in the securities industry. The loans are required to be secured continuously by collateral, consistent with the requirements of the 1940 Act discussed below, maintained on a current basis at an amount at least equal to the market value of the portfolio instruments loaned. The Fund has the right to call a loan and obtain the portfolio instruments loaned at any time on such notice as specified in the transaction documents. For the duration of the loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the portfolio instruments loaned and may also receive compensation for the loan of the financial instrument. Any gain or loss in the market price of the instruments loaned that may occur during the term of the loan will be for the account of the Fund.

     The Fund may lend its portfolio instruments so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the instruments loaned, (b) the borrowers add to such collateral whenever the price of the instruments loaned rises (I.E., the value of the loan is marked to market on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned instruments and increase in their market value. The Fund may lend its portfolio instruments to member banks of the Federal Reserve System, members of the New York Stock Exchange ("NYSE") or other entities determined by the Investment Manager to be creditworthy. All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Investment Manager, and will be considered in making decisions with respect to the lending of portfolio instruments.

     The Fund may pay reasonable negotiated fees in connection with loaned instruments. In addition, voting rights may pass with loaned securities, but if a material event were to occur affecting such a loan, the Fund will retain the right to call the loan and vote the securities. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could materially and adversely affect the Fund's rights as a creditor. However, the loans will be made only to firms deemed by the Investment Manager or Sub-Adviser to be of good financial standing and when, in the judgment of the Investment Manager or Sub-Adviser, the consideration which can be earned currently from loans of this type justifies the attendant risk.

ORIGINATING LOANS

     The Fund has the ability to act as an agent in originating and administering a loan on behalf of all lenders or as one of a group of co-agents in originating loans. However, the Fund has not done so to date and has no present intention of doing so in the future. The agent for a loan is required to administer and manage the loan and to service or monitor the collateral. The agent is also responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all lenders which are parties to the loan agreement. The agent is charged with the responsibility of monitoring compliance by the borrower with the restrictive covenants in the loan agreement and of notifying the lenders of any adverse change in the borrower's financial condition. In addition, the agent generally is responsible for determining that the lenders have obtained a perfected security interest in the collateral securing the loan.

     Lenders generally rely on the agent to collect their portion of the payments on a loan and to use the appropriate creditor remedies against the borrower. Typically under loan agreements, the agent is given broad discretion in enforcing the loan agreement and is obligated to use the same care it would use in the management of its own property. The borrower compensates the agent for these services. Such compensation may include special fees paid on structuring and funding the loan and other fees on a continuing basis. The precise duties and rights of an agent are defined in the loan agreement.

     When the Fund is an agent, it has, as a party to the loan agreement, a direct contractual relationship with the borrower and, prior to allocating portions of the loan to the lenders, if any, assumes all risks associated with the loan. The agent may enforce compliance by the borrower with the terms of the loan agreement. Agents also have voting and consent rights under the applicable loan agreement. Action subject to agent vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the loan, which percentage varies depending on the relative loan agreement. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a loan, or relating collateral therefor, frequently require the unanimous vote or consent of all lenders affected. When the Fund participates as an original lender, it typically acquires the loan at par.

     Pursuant to the terms of a loan agreement, the agent typically has sole responsibility for servicing and administering a loan on behalf of the other lenders. Each lender in a loan is generally responsible for performing its own credit analysis and its own investigation of the financial condition of the borrower. Generally, loan agreements will hold the agent liable for any action taken or omitted that amounts to gross negligence or willful misconduct. In the event of a borrower's default on a loan, the loan agreements provide that the lenders do not have recourse against the Fund for its activities as agent. Instead, lenders will be required to look to the borrower for recourse.

     In a typical interest in a Senior Loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a Senior Loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor credit loan covenants, and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a Senior Loan. The agent is compensated for these services by the borrower as set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the Senior Loan and/or an ongoing fee or other amount.

     The loan agreements in connection with Senior Loans set forth the standard of care to be exercised by the agents on behalf of the lenders and usually provide for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

ADDITIONAL INFORMATION ON LOANS

     Loans in which the Fund invests are typically made to business borrowers to finance leveraged buyouts, recapitalizations, mergers, stock repurchases and to finance internal growth. Such loans usually include restrictive covenants which must be maintained by the borrower. Such covenants, in addition to the timely payment of interest and principal, may include mandatory prepayment provisions arising from free cash flow and restrictions on dividend payments, and usually state that a borrower must maintain specific minimum financial ratios as well as establishing limits on total debt. A breach of covenant, which is not waived by the agent, is normally an event of acceleration, I.E., the agent has the right to call the loan. In addition, loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the loan in an order of maturity described in the loan documents. Under certain interests in loans, the Fund may have an obligation to make additional loans upon demand by the borrower. The Fund intends to reserve against such contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover such obligations.

     In a typical interest in a loan, the agent administers the loan and has the right to monitor the collateral. The agent is also required to segregate the principal and interest payments received from the borrower and to hold these payments for the benefit of the lenders. The Fund normally looks to the agent to collect and distribute principal of and interest on a loan. Furthermore, the Fund looks to the agent to use normal credit remedies, such as to foreclose on collateral, monitor loan covenants, and notify the lenders of any adverse changes in the borrower's financial condition or declarations of insolvency. At times the Fund may also negotiate with the agent regarding the agent's exercise of credit remedies under a loan. The agent is compensated for these services by the borrower as set forth in the loan agreement. Such compensation may take the form of a fee or other amount paid upon the making of the loan and/or an ongoing fee or other amount.

     The loan agreements in connection with the loans set forth the standard of care to be exercised by the agents on behalf of the lenders and usually provide for the termination of the agent's agency status in the event that it fails to act properly, becomes insolvent, enters FDIC receivership, or if not FDIC insured, enters into bankruptcy or if the agent resigns. In the event an agent is unable to perform its obligations as agent, another lender would generally serve in that capacity.

     The Fund believes that the principal credit risk associated with acquiring loans from another lender is the credit risk associated with the borrower of the underlying loan. The Fund may incur additional credit risk, however, when the Fund acquires a participation in a loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the loan was acquired. However, in acquiring loans, the Fund conducts an analysis and evaluation of the financial condition of each such lender. In this regard, if the lenders have a long-term debt rating, the long-term debt of all such participants is rated "BBB" or better by Standard & Poor's ("S&P") or "Baa" or better by Moody's Investors Service, Inc. ("Moody's"), or has received a comparable rating by another nationally recognized rating service. In the absence of rated long-term debt, the lenders or, with respect to a bank, the holding company of such lenders have commercial paper outstanding which is rated at least "A-1" by S&P or "P-1" by Moody's. In the absence of such rated long-term debt or rated commercial paper, the Fund may acquire participations in loans from lenders whose long-term debt and commercial paper is of comparable quality to the foregoing rating standards as determined by the Investment Manager under the supervision of the Trustees. The Fund also diversifies its portfolio with respect to lenders from which the Fund acquires loans. See "Investment Restrictions."

     Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund's portfolio, while having a stated one to ten-year term, may be prepaid, often without penalty. The Fund generally holds loans to maturity unless it has become necessary to sell them to satisfy any shareholder repurchase offers or to adjust the Fund's portfolio in accordance with the Investment Manager's or Sub-Adviser's view of current or expected economic or specific industry or borrower conditions.

     Loans frequently require full or partial prepayment of a loan when there are asset sales or a securities issuance. Prepayments on loans may also be made by the borrower at its election. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a loan to be shorter than its stated maturity. Prepayment may be deferred by the Fund. This should, however, allow the Fund to reinvest in a new loan and recognize as income any unamortized loan fees. In many cases this will result in a new facility fee payable to the Fund.

     Because interest rates paid on these loans fluctuate periodically with the market, it is expected that the prepayment and a subsequent purchase of a new loan by the Fund will not have a material adverse impact on the yield of the portfolio. See "Portfolio Transactions."

     Under a loan, the borrower generally must pledge as collateral assets which may include one or more of the following: cash, accounts receivable, inventory, property, plant and equipment, both common and preferred stock in its subsidiaries, trademarks, copyrights, patent rights and franchise value. The Fund may also receive guarantees as a form of collateral. In some instances, a loan may be secured only by stock in a borrower or its affiliates. There is no assurance, however, that the borrower would provide additional collateral or that the liquidation of the existing collateral would satisfy the borrower's obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated.

     The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding loans. The fee component may include any, or a combination of, the following elements: arrangement fees, non-use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a loan as compensation for the initiation of the transaction. A non-use fee is paid based upon the amount committed but not used under the loan. Facility fees are on-going annual fees paid in connection with a loan. Letter of credit fees are paid if a loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until loan closing if for an extended period. The amount of fees is negotiated at the time of closing.

                                    TRUSTEES

BOARD. The Fund is governed by its Board. A trustee who is not an interested person of the Fund, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees of the Fund are listed below.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF OFFICE                              FUND COMPLEX
                              POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) -   OVERSEEN BY   OTHER DIRECTORSHIPS HELD
    NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED(1)   DURING THE PAST 5 YEARS     TRUSTEE(4)          BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

PAUL S. DOHERTY               Trustee           January 2001 -   Mr. Doherty is President        117       University of
7337 E. Doubletree Ranch Rd.                    Present          and Partner, Doherty,                     Massachusetts Foundation
Scottsdale, Arizona 85258                                        Wallace, Pillsbury and                    Board (April 2004 -
Date of Birth: 04/28/1934                                        Murphy, P.C., Attorneys                   Present).
                                                                 (1996 -Present).

J. MICHAEL EARLEY             Trustee           February 2002 -  President and Chief             117
7337 E. Doubletree Ranch Rd.                    Present          Executive Officer,
Scottsdale, Arizona 85258                                        Bankers Trust Company,
Date of Birth: 05/02/1945                                        N.A. (1992 - Present).

R. BARBARA GITENSTEIN         Trustee           February 2002 -  President, College of New       117       New Jersey Resources
7337 E. Doubletree Ranch Rd.                    Present          Jersey (1999 - Present).                  (September 2003 -
Scottsdale, Arizona 85258                                                                                  Present).
Date of Birth: 02/18/1948

WALTER H. MAY                 Trustee           January 2001 -   Retired. Formerly,              117       Trustee, BestPrep
7337 E. Doubletree Ranch Rd.                    Present          Trustee of each of the                    Charity (1991 - Present)
Scottsdale, Arizona 85258                                        funds managed by                          - Charitable
Date of Birth: 12/12/1936                                        Northstar Investment                      organization.
                                                                 Management Corporation
                                                                 (1996 - 1999).

JOCK PATTON                   Trustee           January 2001 -   Private Investor (June          117       Director, Hypercom Corp.
7337 E. Doubletree Ranch Rd.                    Present          1997 - Present).                          (January 1999 -
Scottsdale, Arizona 85258                                        Formerly, Director and                    Present); JDA Software
Date of Birth: 12/11/1945                                        Chief Executive Officer,                  Group, Inc. (January
                                                                 Rainbow Multimedia Group,                 1999 - Present); Swift
                                                                 Inc. (January 1999 -                      Transportation Co.
                                                                 December 2001).                           (March 2004 - Present).

DAVID W.C. PUTNAM             Trustee           January 2001 -   President and Director,         117       Anchor International
7337 E. Doubletree Ranch Rd.                    Present          F.L. Putnam Securities                    Bond Trust (December
Scottsdale, Arizona 85258                                        Company, Inc. and its                     2000 - Present); F.L.
Date of Birth: 10/08/1939                                        affiliates (1978 -                        Putnam Foundation
                                                                 Present); President,                      (December 2000 -
                                                                 Secretary and Trustee,                    Present); Progressive
                                                                 The Principled Equity                     Capital Accumulation
                                                                 Market Fund (1996 -                       Trust (August 1998 -
                                                                 Present).                                 Present); Principled
                                                                                                           Equity Market Fund
                                                                                                           (November 1996 -
                                                                                                           Present), Mercy
                                                                                                           Endowment Foundation
                                                                                                           (1995 - Present); Asian
                                                                                                           American Bank and Trust
                                                                                                           Company (June 1992 -
                                                                                                           Present); Notre Dame
                                                                                                           Health Care Center (1991
                                                                                                           - Present) F.L. Putnam
                                                                                                           Securities Company, Inc.
                                                                                                           (June 1978 - Present);
                                                                                                           and an Honorary Trustee,
                                                                                                           Mercy

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF OFFICE                              FUND COMPLEX
                              POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) -   OVERSEEN BY   OTHER DIRECTORSHIPS HELD
    NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED(1)   DURING THE PAST 5 YEARS     TRUSTEE(4)          BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Hospital (1973 -
                                                                                                           Present).

BLAINE E. RIEKE               Trustee           February 2001 -  General Partner,                117       Trustee, Morgan Chase
7337 E. Doubletree Ranch Rd.                    Present          Huntington Partners                       Trust Co. (January 1998
Scottsdale, Arizona 85258                                        (January 1997 - Present).                 - Present); Director,
Date of Birth: 09/10/1933                                        Chairman of the Board and                 Members Trust Co.
                                                                 Trustee of each of the                    (November 2003 -
                                                                 funds managed by ING                      Present).
                                                                 Investment Management Co.
                                                                 LLC (November 1998 -
                                                                 February 2001).

ROGER B. VINCENT              Trustee           February 2002 -  President, Springwell           117       Director, AmeriGas
7337 E. Doubletree Ranch Rd.                    Present          Corporation (1989 -                       Propane, Inc. (1998 -
Scottsdale, Arizona 85258                                        Present). Formerly,                       Present).
Date of Birth: 08/26/1945                                        Director, Tatham
                                                                 Offshore, Inc. (1996 -
                                                                 2000).

RICHARD A. WEDEMEYER          Trustee           February 2001 -  Retired. Formerly, Vice         117       Trustee, Touchstone
7337 E. Doubletree Ranch Rd.                    Present          President - Finance and                   Consulting Group (1997 -
Scottsdale, Arizona 85258                                        Administration, Channel                   Present); Jim Henson
Date of Birth: 03/23/1936                                        Corporation (1996 -                       Legacy (1994 - Present).
                                                                 2002); Trustee, First
                                                                 Choice Funds (1997 -
                                                                 2001); and of each of the
                                                                 funds managed by ING
                                                                 Investment Management Co.
                                                                 LLC (1998 - 2001).

TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY(2)        Trustee           February 2001 -  Chief Executive Officer,        171       Trustee, Equitable Life
7337 E. Doubletree Ranch Rd.                    Present          ING U.S. Financial                        Insurance Co., Golden
Scottsdale, Arizona 85258                                        Services (September 2001                  American Life Insurance
Date of Birth: 05/05/1956                                        - Present); Member, ING                   Co., Life Insurance
                                                                 Americas Executive                        Company of Georgia,
                                                                 Committee (2001 -                         Midwestern United Life
                                                                 Present); President,                      Insurance Co., ReliaStar
                                                                 Chief Executive Officer                   Life Insurance Co.,
                                                                 and Director of Northern                  Security Life of Denver,
                                                                 Life Insurance Company                    Security Connecticut
                                                                 (March 2001 - October                     Life Insurance Co.,
                                                                 2002), ING Aeltus Holding                 Southland Life Insurance
                                                                 Company, Inc. (2000 -                     Co., USG Annuity and
                                                                 Present), ING Retail                      Life Company, and United
                                                                 Holding Company (1998 -                   Life and Annuity
                                                                 Present), ING Life                        Insurance Co. Inc (March
                                                                 Insurance and Annuity                     2001 - Present); Member
                                                                 Company (September 1997 -                 of the Board, Bushnell
                                                                 November 2002) and ING                    Performing Arts Center;
                                                                 Retirement Holdings, Inc.                 St. Francis Hospital;
                                                                 (1997 - Present).                         National Conference for
                                                                 Formerly, General Manager                 Community Justice; and
                                                                 and Chief Executive                       Metro Atlanta Chamber of
                                                                 Officer, ING Worksite                     Commerce.
                                                                 Division (December 2000 -
                                                                 October 2001), President,
                                                                 ING-SCI, Inc. (August
                                                                 1997 - December 2000);
                                                                 President, Aetna
                                                                 Financial Services
                                                                 (August 1997 - December
                                                                 2000).

JOHN G. TURNER(3)             Chairman and      January 2001 -   Chairman, Hillcrest             117       Director, Hormel Foods
7337 E. Doubletree Ranch Rd.  Trustee           Present          Capital Partners (May                     Corporation (March 2000
Scottsdale, Arizona 85258                                        2002-Present); Vice                       - Present); Shopko
Date of Birth: 10/03/1939                                        Chairman of ING Americas                  Stores, Inc. (August
                                                                 (2000 - 2002); Chairman                   1999 - Present); and
                                                                 and Chief Executive                       M.A. Mortenson Company
                                                                 Officer of ReliaStar                      (March 2002 - Present);
                                                                 Financial Corp. and                       Conseco Inc. (September
                                                                 ReliaStar Life Insurance                  2003 - Present).
                                                                 Company (1993 -

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                TERM OF OFFICE                              FUND COMPLEX
                              POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) -   OVERSEEN BY   OTHER DIRECTORSHIPS HELD
    NAME, ADDRESS AND AGE         WITH FUND     TIME SERVED(1)   DURING THE PAST 5 YEARS     TRUSTEE(4)          BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 2001); Chairman of
                                                                 ReliaStar Life Insurance
                                                                 Company of New York (1995
                                                                 - 2001); Chairman of
                                                                 Northern Life Insurance
                                                                 Company (1992 - 2001);
                                                                 Chairman and Trustee of
                                                                 the Northstar affiliated
                                                                 investment companies
                                                                 (1993 - 2001); and
                                                                 Director, Northstar
                                                                 Investment Management
                                                                 Corporation and its
                                                                 affiliates (1993 - 1999).

(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
(2) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments and the Distributor, ING Funds Distributor, LLC.
(3) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments and the Distributor, ING Funds Distributor, LLC.
(4) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING Get Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

Information about the Fund's officers is set forth in the table below.

                                                            TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND  TIME SERVED (1)(2)            DURING THE LAST FIVE YEARS (3)
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY             President                     January 2001 - Present        President and Chief Executive Officer,
7337 E. Doubletree Ranch Rd.                                                              ING Investments, LLC(2) (December 2001 -
Scottsdale, Arizona 85258     Chief Executive Officer and   February 2001 - Present       Present). Formerly, Senior Executive
Date of Birth: 04/09/1949     Chief Operating Officer                                     Vice President and Chief Operating
                                                                                          Officer, ING Investments, LLC(2) (April
                                                                                          1995 - December 2000); and Executive
                                                                                          Vice President, ING Investments, LLC(2)
                                                                                          (May 1998 - June 2000).

STANLEY D. VYNER              Executive Vice President      August 2003 - Present         Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                              Investments, LLC(2) (July 2000 -
Scottsdale, Arizona 85258                                                                 Present) and Chief Investment Risk
Date of Birth: 05/14/1950                                                                 Officer (June 2003 - Present). Formerly,
                                                                                          Chief Investment Officer of the
                                                                                          International Portfolios, ING
                                                                                          Investments, LLC(2) (July 1996 - June
                                                                                          2003); and President and Chief Executive
                                                                                          Officer, ING Investments, LLC(2) (August
                                                                                          1996 - August 2000).

MICHAEL J. ROLAND             Executive Vice President and  February 2002 - Present       Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                         Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258                                                                 Investments, LLC(2) (December 2001 -
Date of Birth: 05/30/1958     Chief Financial Officer       January 2001 - Present        Present). Formerly, Senior Vice
                                                                                          President, ING Investments, LLC(2) (June
                                                                                          1998 - December 2001).

ROBERT S. NAKA                Senior Vice President and     January 2001 - Present        Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                         Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                 (October 2001 - Present). Formerly,
Date of Birth: 06/17/1963                                                                 Senior Vice President and Assistant
                                                                                          Secretary, ING Funds Services, LLC(3)
                                                                                          (February 1997 - August 1999).

ROBYN L. ICHILOV              Vice President                January 2001 - Present        Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                              LLC(3) (October 2001 - Present) and ING
Scottsdale, Arizona 85258                                                                 Investments, LLC(2) (August 1997 -
Date of Birth: 09/25/1967                                                                 Present).

KIMBERLY A. ANDERSON          Senior Vice President         November 2003 - Present       Senior Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.                                                              LLC(2) (October 2003 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Vice President and Assistant
Date of Birth: 07/25/1964                                                                 Secretary, ING Investments, LLC(2)
                                                                                          (October 2001 - October 2003); Assistant
                                                                                          Vice President, ING Funds Services,
                                                                                          LLC(3) (November 1999 - January 2001);
                                                                                          and has held various other positions
                                                                                          with ING Funds Services, LLC(3) for more
                                                                                          than the last five years.




LAUREN D. BENSINGER           Vice President                August 2003 - Present         Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                              Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                 (July 1995 - Present); and Vice
Date of Birth: 02/06/1954                                                                 President (February 1996 - Present) and
                                                                                          Chief Compliance Officer (October 2001 -
                                                                                          Present), ING Investments, LLC(2).

TODD MODIC                    Vice President                August 2003 - Present         Vice President of Financial Reporting -
7337 E. Doubletree Ranch Rd.                                                              Fund Accounting of ING Fund Services,
Scottsdale, Arizona 85258                                                                 LLC(3) (September 2002 - Present).
                                                                                          Formerly, Director of Financial
                                                                                          Reporting, ING Investments, LLC(2)
                                                                                          (March 2001 - September 2002); Director

                                                            TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE         POSITIONS HELD WITH THE FUND  TIME SERVED (1)(2)            DURING THE LAST FIVE YEARS (3)
----------------------------------------------------------------------------------------------------------------------------------
Date of Birth: 11/03/1967                                                                 of Financial Reporting, Axient
                                                                                          Communications, Inc. (May 2000 - January
                                                                                          2001); and Director of Finance,
                                                                                          Rural/Metro Corporation (March 1995 -
                                                                                          May 2000).

SUSAN P. KINENS               Assistant Vice President and  February 2003 - Present       Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                         Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                 (December 2002 - Present); and has held
Date of Birth: 12/31/1976                                                                 various other positions with ING Funds
                                                                                          Services, LLC(3) for more than the last
                                                                                          five years.

MARIA M. ANDERSON             Assistant Vice President      August 2001 - Present         Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                              Services, LLC(3) (October 2001 -
Scottsdale, Arizona 85258                                                                 Present). Formerly, Manager of Fund
Date of Birth: 05/29/1958                                                                 Accounting and Fund Compliance, ING
                                                                                          Investments, LLC(2) (September 1999 -
                                                                                          November 2001); and Section Manager of
                                                                                          Fund Accounting, Stein Roe Mutual Funds
                                                                                          (July 1998 - August 1999).

DANIEL A. NORMAN              Senior Vice President and     January 2001 - Present        Senior Vice President (April 1995 -
7337 E. Doubletree Ranch Rd.  Treasurer                                                   Present) and Senior Investment Manager
Scottsdale, Arizona 85258                                                                 in the Senior Floating Rate Loan Group
Date of Birth: 12/29/1957                                                                 (November 1999 - Present), ING
                                                                                          Investment Management Co. Formerly,
                                                                                          Portfolio Manager in the Senior Floating
                                                                                          Rate Loan Group (April 1995 - November
                                                                                          1999).

JEFFREY A. BAKALAR            Senior Vice President         January 2001 - Present        Senior Vice President (January 1998 -
7337 E. Doubletree Ranch Rd.                                                              Present) and Senior Investment Manager
Scottsdale, Arizona 85258                                                                 in the Senior Floating Rate Loan Group
Date of Birth: 12/15/1959                                                                 (November 1999 - Present), ING
                                                                                          Investment Management Co. Formerly,
                                                                                          Portfolio Manager in the Senior Floating
                                                                                          Rate Loan Group (January 1998 - November
                                                                                          1999).

ELLIOT A. ROSEN               Senior Vice President         May 2002 - Present            Senior Vice President in the Senior
7337 E. Doubletree Ranch Rd.                                                              Floating Rate Loan Group of ING
Scottsdale, Arizona 85258                                                                 Investment Management Co. (February 1999
Date of Birth: 05/07/1953                                                                 - Present).

WILLIAM H. RIVOIR III         Senior Vice President and     January 2001 - Present        Vice President, ING Investment
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                         Management Co. (January 2004 - Present).
Scottsdale, Arizona 85258                                                                 Formerly, Counsel, ING USFS Law
Date of Birth: 01/19/1951                                                                 Department (January 2003 - December
                                                                                          2003); and Senior Vice President, ING
                                                                                          Investments, LLC(2) (June 1998 -
                                                                                          December 2002).

CURTIS F. LEE                 Senior Vice President and     February 2001 - Present       Senior Vice President and Chief Credit
7337 E. Doubletree Ranch Rd.  Chief Credit Officer                                        Officer in the Senior Floating Rate Loan
Scottsdale, Arizona 85258                                                                 Group of ING Investment Management Co.
Date of Birth: 06/05/1954                                                                 (August 1999 - Present). Formerly, held
                                                                                          a series of positions with Standard
                                                                                          Chartered Bank in the credit approval
                                                                                          and problem loan management functions
                                                                                          (1992 - 1999).

HUEY P. FALGOUT, JR.          Secretary                     August 2003 - Present         Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                              Services (September 2003 - Present).
Scottsdale, AZ 85258                                                                      Formerly, Counsel, ING U.S. Financial
Date of Birth: 11/15/1963                                                                 Services (November 2002 - September
                                                                                          2003); and Associate General Counsel of
                                                                                          AIG American General (January 1999 -
                                                                                          November 2002).

THERESA K. KELETY             Assistant Secretary           August 2003 - Present         Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                              (April 2003 - Present). Formerly, Senior
Scottsdale, AZ 85258                                                                      Associate with Shearman & Sterling
Date of Birth: 02/28/1963                                                                 (February 2000 - April 2003); and
                                                                                          Associate with Sutherland Asbill &
                                                                                          Brennan (1996 - February 2000).

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

     The Fund currently has an Executive Committee, Audit Committee, Valuation and Proxy Voting Committee (formerly Valuation Committee), Nominating Committee, Investment Review Committee and a Compliance and Coordination Committee. The Audit, Valuation and Proxy Voting, Nominating and Compliance and Coordination Committees consist entirely of Independent Trustees.

COMMITTEES

     The Board has an Executive Committee whose function is to act on behalf of the full Board between regularly scheduled meetings when necessary. The Committee currently consists of two Independent Trustees and two Trustees who are interested persons as defined in the 1940 Act: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held two (2) meetings during the fiscal year ended February 29, 2004.

     The Board has an Audit Committee whose function is to meet with the independent auditors of the Fund to review the scope of the Fund's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of four Independent Trustees: Messrs. Earley, Rieke, Vincent and Putnam. Mr. Earley serves as Chairman of the Committee. The Audit Committee held four (4) meetings during the fiscal year ended February 29, 2004.

     The Board has a Valuation and Proxy Voting Committee (formerly the Valuation Committee) whose functions include, among others, reviewing the determination of the value of securities held by the Fund for which market value quotations are not readily available and, beginning in July 2003, overseeing management's administration of proxy voting. The Committee currently consists of five Independent Trustees: Messrs. May, Doherty, Patton, and Wedemeyer and Dr. Gitenstein. Mr. Patton serves as Chairman of the Committee. The Valuation and Proxy Voting Committee held four (4) meetings during the fiscal year ended February 29, 2004.

     The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Nominating Committee currently consists of four Independent Trustees: Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a charter nor does it have a policy regarding whether it will consider nominees recommended by shareholders. However, the Board expects to have the Committee consider these matters fully during the upcoming year with a view towards adopting and publishing a charter and policies regarding shareholder recommendations for Trustee nominees. As part of its consideration, the Committee will also consider minimum qualifications for Trustee positions as well as a process for the Trust to identify and evaluate potential nominees. The Nominating Committee held no meetings during the fiscal year ended February 29, 2004.

     The Board has established an Investment Review Committee that will monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund. The Committee currently consists of five Independent Trustees and one Trustee who is an interested person as defined in the 1940 Act:
Dr. Gitenstein and Messrs. Doherty, Patton, May, McInerney and Wedemeyer. Mr. Wedemeyer serves as Chairman of the Committee. The Investment Review Committee held four (4) meetings during the fiscal year ended February 29, 2004.

     The Board has established a Compliance and Coordination Committee for the purpose of facilitating information flow among Board members and with management between Board meetings, developing agendas for executive sessions of independent Board members, evaluating potential improvements in the allocation of work load among the Board members and Board committees, and evaluating other opportunities to enhance the efficient operations of the Board. The Compliance and Coordination Committee currently consists of five Independent Trustees: Messrs. Earley, May, Patton, Vincent and Wedemeyer. The Compliance and Coordination Committee held one (1) meeting during the fiscal year ended February 29, 2004.

TRUSTEE OWNERSHIP OF SECURITIES

     SHARE OWNERSHIP POLICY

   In order to further align the interests of the Independent Trustees with shareholders, it is the policy to own, beneficially, shares of one or more ING Funds at all times. For this purpose, beneficial ownership of Fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in a Fund.

   Under this Share Ownership Policy, the initial value of investments in the ING Funds that are beneficially owned by a Trustee must equal at least $50,000. Existing Trustees shall have a reasonable amount of time from the date of adoption of this Policy in order to satisfy the foregoing requirements. A new Trustee shall satisfy the foregoing requirements within a reasonable amount of time of becoming a Trustee. A decline in the value of any Fund investments will not cause a Trustee to have to make any additional investments under this Share Ownership Policy.

Set forth below is the dollar range of equity securities owned by each Trustee.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                        DOLLAR RANGE OF EQUITY     SECURITIES IN ALL REGISTERED INVESTMENT
                                        SECURITIES IN THE FUND         COMPANIES OVERSEEN BY TRUSTEE IN
          NAME OF TRUSTEE              AS OF DECEMBER 31, 2003          FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

Paul S. Doherty                                  None                           Over $100,000

J. Michael Earley                                None                         $10,001 - $50,000

R. Barbara Gitenstein                            None                         $10,001 - $50,000

Walter H. May                                    None                           Over $100,000

Jock Patton                                      None                           Over $100,000

David W. C. Putnam                               None                           Over $100,000

Blaine E. Rieke                                  None                         $50,001 - $100,000

Roger B. Vincent                                 None                           Over $100,000

Richard A. Wedemeyer                             None                         $10,001 - $50,000

TRUSTEES WHO ARE INTERESTED PERSONS

Thomas J. McInerney                              None                         $50,001 - $100,000

John G. Turner                                   None                           Over $100,000

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

     Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members') share ownership in securities of the Fund's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2003.

                                 NAME OF
                               OWNERS AND
                              RELATIONSHIP TO                                VALUE OF     PERCENTAGE OF
      NAME OF TRUSTEE            TRUSTEE       COMPANY    TITLE OF CLASS    SECURITIES       CLASS
--------------------------------------------------------------------------------------------------------
Paul S. Doherty                    N/A           N/A           N/A          $        0        N/A

J. Michael Earley                  N/A           N/A           N/A          $        0        N/A

R. Barbara Gitenstein              N/A           N/A           N/A          $        0        N/A

Walter H. May                      N/A           N/A           N/A          $        0        N/A

Jock Patton                        N/A           N/A           N/A          $        0        N/A

David W. C. Putnam                 N/A           N/A           N/A          $        0        N/A

Blaine E. Rieke                    N/A           N/A           N/A          $        0        N/A

Roger B. Vincent                   N/A           N/A           N/A          $        0        N/A

Richard A. Wedemeyer               N/A           N/A           N/A          $        0        N/A

COMPENSATION OF TRUSTEES

     The Fund pays each Trustee who is not an interested person a pro rata share, as described below of: (i) an annual retainer of $40,000 (Messrs. Patton and May, as lead trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 per attendance of any committee meeting; (iv) $1,000 for meeting attendance as a chairperson; (v) $2,000 per telephonic meeting; and (vi) out-of-pocket expenses. The pro rata share paid by the Fund is based on the average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager or its affiliates, for which the Trustees serve in common as Trustees.

     The following table has been provided to the Fund by ING Investments and sets forth information regarding the compensation paid to the Trustees for the Fund's fiscal year ended February 29, 2004 for service on the Boards of the ING Funds complex.

                               COMPENSATION TABLE

                                                       PENSION OR
                                                       RETIREMENT            ESTIMATED             TOTAL
                                                        BENEFITS              ANNUAL            COMPENSATION
                                   AGGREGATE           ACCRUED AS             BENEFITS          FROM FUND AND
                                 COMPENSATION         PART OF FUND             UPON             FUND COMPLEX
     NAME AND POSITION             FROM FUND            EXPENSES           RETIREMENT (1)    PAID TO TRUSTEES(2)
      Paul S. Doherty              $  1,593                N/A                  N/A             $    104,000
         Trustee
     J. Michael Earley             $  1,633                N/A                  N/A             $    106,000
         Trustee
   R. Barbara Gitenstein           $  1,506                N/A                  N/A             $     97,000
         Trustee
     R. Glenn Hilliard                    0                N/A                  N/A             $          0
        Trustee(3)
      Walter H. May                $  1,912                N/A                  N/A             $    123,000
         Trustee
    Thomas J. McInerney            $      0                N/A                  N/A             $          0
        Trustee(4)
       Jock Patton                 $  2,133                N/A                  N/A             $    129,000
         Trustee
     David W.C. Putnam             $  1,393                N/A                  N/A             $     92,000
         Trustee
      Blaine E. Rieke              $  1,535                N/A                  N/A             $    100,000
         Trustee
      John G. Turner               $      0                N/A                  N/A             $          0
        Trustee (4)
     Roger B. Vincent              $  1,785                N/A                  N/A             $    118,000
        Trustee(5)
   Richard A. Wedemeyer            $  1,785                N/A                  N/A             $    118,000
        Trustee(5)

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which the extension would apply until such time as the shareholder meeting can be held or is no longer needed.
(2) Represents compensation from 117 funds (total in complex as of February 29, 2004).
(3) Mr. Hilliard is an interested person, as defined in the 1940 Act, because of his relationship with ING Groep, N.V., the parent company of the Investment Manager, ING Investments LLC, and the Distributor, ING Funds Distributor, LLC. Resigned as a Trustee effective April 30, 2003.
(4) Messrs. McInerney and Turner are "interested persons," as defined by the Investment Company Act of 1940 , because of their affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distibutor, LLC.

(5) Mr. Wedemeyer and Mr. Vincent were paid $10,000, as approved by the Board, each in recognition of an extensive time commitment to format a methodolgy for presenting valuation information to the Board.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of other shareholders. As of November 23, 2004, no person owned beneficially or of record more than 25% of the Fund.

     As of November 23, 2004, the Trustees and Officers of the Fund as a group owned less than 1% of any class of the Fund's outstanding shares. As of November 23, 2004, to the knowledge of the Fund, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Fund, except as follows:


             NAME/                  CLASS AND TYPE    PERCENTAGE OF      PERCENTAGE OF
             ADDRESS                 OF OWNERSHIP        CLASS                FUND
     ---------------------------------------------------------------------------------
     Charles Schwab & Co. Inc.          Class Q         43.93%                5.81%
     101 Montgomery St.
     11th Floor
     San Francisco, CA 94104-4122

     Pershing LLC                       Class Q          6.60%                0.87%
     P.O. Box 2052
     Jersey City, NJ 07303-2052

                                 CODE OF ETHICS

     The ING Funds, the Investment Manager, and the Distributor have each adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading of securities that may be purchased or held by the Fund or of Fund shares. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel. The Code of Ethics may be reviewed and copied at the SEC's Public Reference Room located at 450 Fifth Street, NW, Washington, DC 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Code of Ethics also is available on the SEC's website (http://www.sec.gov) and copies may also be obtained at prescribed rates by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section at the address listed above.

                INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

     THE INVESTMENT MANAGER

     The investment adviser for the ING Fund is ING Investments, LLC ("Investment Manager" or "ING Investments"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Manager, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to ING Investment Management Co. (the "Sub-Adviser" or "INGIM"), formerly known as Aeltus Investment Management, Inc (See "Sub-Adviser" section below). The Sub-Adviser is an indirect, wholly owned subsidiary of ING Groep N.V. (NYSE:
ING) ("ING Groep N.V."). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.

     On February 26, 2001, the name of the Investment Manager changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Manager was changed from ING Pilgrim Investments, LLC to ING Investments, LLC.

     The Investment Manager pays all of its expenses from the performance of its obligations under the Investment Management Agreement, including executive salaries and expenses of the officers of the Fund who are employees of the Investment Manager or its affiliates. Other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, expenses incurred in connection with the sale, issuance, registration and transfer of its shares; fees of its Custodian, Transfer and Shareholder Servicing; salaries of officers and fees and expenses of trustees or members of any advisory board or committee of the Fund who are not members of, affiliated with or interested persons of the Investment Manager; the cost of preparing and printing reports, proxy statements and prospectuses of the Fund or other communications for distribution to its shareholders; legal, auditing and accounting fees; the fees of any trade association of which the Fund is a member; fees and expenses of registering and maintaining registration of its shares for sale under federal and applicable state securities laws; and all other charges and costs of its operation plus any extraordinary or non-recurring expenses.

     For the fiscal years ended February 29, 2004, February 28, 2003 and February 28, 2002, the Investment Manager was paid $3,534,357, $2,275,682 and $1,860,537, respectively, for services rendered to the Fund.

     After an initial term, the Investment Management Agreement continues from year to year if specifically approved at least annually by the Trustees or the Shareholders. In either event, the Investment Management Agreement must also be approved by vote of a majority of the Trustees who are not parties to the Investment Management Agreement or interested persons of any party, cast in person at a meeting called for that purpose.

     In connection with their deliberations relating to the Fund's current Investment Management Agreement, the Board, including a majority of the Independent Trustees, considered information that had been provided by the Investment Manager throughout the year at regular Board meetings, as well as information specifically furnished for a Board meeting held annually to specifically consider such renewal, and considered several factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. Foremost among them was the positive performance of the Fund. In their approval of the arrangement, the Board considered several factors, including but not limited to, the following: (1) the continued belief that the Fund is well-managed by the Investment Manager; (2) the fact that the Fund has consistently earned income in furtherance of its investment objective; and (3) the positive performance of the Investment Manager in the areas of leverage, administration, credit analysis and fair valuation with respect to the Fund and its portfolio assets. In addition, the Board considered: (1) the performance of the Fund compared to those of a peer group of closed-end loan participation funds; (2) the nature and quality of the services provided by the Investment Manager to the Fund including the Investment Manager's experience in managing a similar fund and the nature and depth of the services it provides to that fund and the Fund; (3) the fairness of the compensation under the Investment Management Agreement in light of the services provided to the Fund; (4) the profitability to the Investment Manager from the Investment Management Agreement; (5) the personnel, including the portfolio managers, operations, financial condition, and investment management capabilities, methodologies and resources of the Investment Manager, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by shareholders of the Fund and a comparison of the Fund's fees and expenses to those of a peer group of funds; (7) the Investment Manager's compliance capabilities and efforts on behalf of the Fund; (8) the complexity of the instruments in which the Fund invests and the investment research associated with those instruments performed by the Investment Manager and the Investment Manager's proven expertise in managing the types of investments in which the Fund invests; and (9) the substantial time and resources devoted to the valuation process by the Investment Manager. The Board also considered the total services provided by ING Funds Services, LLC, the Fund's administrator, as well as the fees it receives for such services.

     In considering the Investment Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling. However, the Independent Trustees indicated that, generally, they initially scrutinized the performance of the Fund, including performance in relation to a peer group of funds, and the fees paid by the Fund. The Board concluded that the fees to be paid to the Investment Manager are reasonable in relation to the services to be rendered, and that the anticipated expenses to be borne by the shareholders were reasonable. The Board further determined that the contractual arrangements offer an appropriate means for the Fund to obtain high quality portfolio management services in furtherance of the Fund's objectives, and to obtain other appropriate services for the Fund.

     In reviewing the terms of the Investment Management Agreement and in discussions with the Investment Manager concerning such Investment Management Agreement, the Independent Trustees were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement is in the best interests of the Fund and its shareholders, and that the Investment Management fees are fair and reasonable. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of the Fund, including the unanimous vote of the Independent Trustees, approved the Investment Management Agreement.

     The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Manager. The Investment Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The Investment Manager has agreed to reimburse the Fund's expenses to the extent necessary so that the Fund's Other Operating Expenses do not exceed 0.20% of the Fund's average annual net assets. The Investment Manager reserves the right to terminate the expense limitation at any time after February 28, 2005. The use of the name ING in the Fund's name is pursuant to the Investment Management Agreement between the Fund and the Investment Manager, and in the event that the Agreement is terminated, the Fund has agreed to amend its Agreement and Declaration of Trust to remove the reference to ING.

     The use of the name ING in the Fund's name is pursuant to the Investment Management Agreement between the Fund and the Investment Manager, and in the event that the Agreement is terminated, the Fund has agreed to amend its Agreement and Declaration of Trust to remove the reference to ING.

SUB-ADVISER

     The Investment Management Agreement for the Fund provides that the Investment Manager, with the approval of the Board, may select and employ an investment adviser to serve as a Sub-Adviser to the Fund, shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Trustees and officers of the Fund who are employees of the Investment Manager or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligatoins under the sub-advisory agreement.

     On August 1, 2003, ING underwent an internal reorganization plan that, among other things, integrated its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Investment Management Co. ("INGIM" or "Sub-Adviser"). One of the primary purposes of the integration plan was to use the resources of several ING Groep N.V. companies to promote consistently high levels of performance in terms of investment standards, research, policies and procedures from the portfolio management functions related to the Fund. As a result of this integration plan, the operational and supervisory functions were separated from the portfolio management functions related to the Fund, with the former continuing to be provided by the Investment Manager and the latter provided by INGIM. The portfolio management personnel currently employed by ING Investments became employees of INGIM, which assumed primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities.

     INGIM serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement ("Sub-Advisory Agreement") between the Investment Manager and INGIM, effective August 1, 2003. The Sub-Advisory Agreement requires INGIM to provide, subject to the supervision of the Board and the Investment Manager, a continuous investment program for the Fund and to determine the composition of the assets of the Fund, including determination of the purchase, retention or sale of the securities, cash and other investments for the Fund, in accordance with the Fund's investment objectives, policies and restrictions and applicable laws and regulations. The Sub-Advisory Agreement also requires INGIM to use reasonable compliance techniques as the Sub-Adviser or the Board may reasonably adopt, including any written compliance procedures.

     In determining whether or not it was appropriate to approve the Sub-Advisory Agreement and to recommend approval to shareholders, the Board, including a majority of the Independent Trustees, considered several factors. Foremost among them was the fact that the new arrangement will not affect the fees charged to the Fund, nor the provision of portfolio management services to the Fund. In their approval of the arrangement, the Board considered several factors, including, but not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries; (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency; (3) the consolidation of portfolio management within one entity will permit certain future changes in portfolio managers without the potential expense of shareholder proxy solicitations; and (4) the reorganization can help INGIM to build a larger, more coherent management structure and to retain and attract highly qualified portfolio managers. The Board noted that INGIM had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered: (1) the current portfolio managers will remain and continue to provide services under the direction of the Sub-Adviser; (2) that the nature and quality of the services to be provided by the Sub-Adviser, including the Sub-Adviser's extensive investment management experience and the quality of services provided to the other mutual funds advised by the Sub-Adviser; (3) the fairness of the compensation under the Sub-Advisory Agreement in light of the services to be provided; (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of INGIM after the reorganization; (5) the expectation of management that the reorganization will enable the Sub-Adviser to attract additional highly qualified personnel and to leverage its portfolio management resources and trading and research capabilities; and (6) compensation and the fact that the cost of the Sub-Adviser will be paid by the Investment Manager and not directly by the Fund. The Board of Trustees also reviewed information provided by the Sub-Adviser relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In the context of reviewing the Sub-Advisory Agreement with the Sub-Adviser, the Board of Trustees met with senior management and reviewed absolute and relative performance of the Fund. The Board of Trustees also considered the compensation structure within the Sub-Adviser and its ability to attract and retain high quality investment professionals. The Board also considered the advisory fee to be retained by the Investment Manager for its oversight and monitoring services that will be provided to the Fund. After considering the Investment Manager's recommendation and these other factors, the Board concluded that engaging INGIM as Sub-Adviser would be in the best interests of the Fund and its shareholders.

     The Sub-Advisory Agreement may be terminated at any time by the Fund by a vote of the majority of the Board or by a vote of a majority of the outstanding securities. The Sub-Advisory Agreement also may be terminated by: (i) the Investment Manager at any time, upon sixty (60) days' written notice to the Fund and the Sub-Adviser; (ii) at any time, without payment of any penalty by the Fund, by the Fund's Board or a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Investment Manager and the Sub-Adviser; or (iii) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Investment Manager requests additional time to find a replacement for the Sub-Adviser, in which case, the Sub-Adviser shall allow the additional time, requested by the Fund or the Investment Manager, not to exceed three (3) additional months beyond the initial three (3) month notice period; provided, however, that the Sub-Adviser may terminate the Sub-Advisory Agreement at any time without penalty, effective upon written notice to the Investment Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Investment Manager ceases to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Investment Manager becomes bankrupt or otherwise incapable of carrying out its obligations under the Sub-Advisory Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Investment Manager or the Fund as required by the terms of the Sub-Advisory Agreement. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual appoval of the Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meetnig duly called and held, of a majority of the Trustees, on behalf of the Fund, who are not parties to the Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement will terminate automatically in the event of an assignment (as defined in the 1940 Act).

     In this capacity, INGIM, subject to the supervision and control of ING Investments and the Trustees of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and execute any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement are based on an annual fee as disclosed below and are paid monthly in arrears by ING Investments.

     For its services, INGIM is entitled to receive a sub-advisory fee of 0.36% from the Fund, expressed as an annual rate based on the average daily Managed Assets of the Fund, and paid by the Investment Manager. For the 7 months ended February 29, 2004, ING Investments paid INGIM, in its capacity as Sub-Adviser, $1,073,879 in sub-advisory fees.

THE ADMINISTRATOR

     The Administrator of the Fund is ING Funds Services, LLC ("Administrator" or "ING Funds Services "), which is an affiliate of the Investment Manager. In connection with its administration of the corporate affairs of the Fund, the Administrator bears the following expenses: the salaries and expenses of all personnel of the Fund and the Administrator except for the fees and expenses of Trustees not affiliated with the Administrator or the Investment Manager; costs to prepare information; determination of daily NAV by the recordkeeping and accounting agent; expenses to maintain certain of the Fund's books and records that are not maintained by the Investment Manager, the custodian, or transfer agent; costs incurred to assist in the preparation of financial information for the Fund's income tax returns, proxy statements, quarterly, semi-annual, and annual shareholder reports; costs of providing shareholder services in connection with any repurchase offers or to shareholders proposing to transfer their shares to a third party; providing shareholder services in connection with the dividend reinvestment plan; and all expenses incurred by the Administrator or by the Fund in connection with administering the ordinary course of the Fund's business other than those assumed by the Fund, as described below.

     Except as indicated immediately above and under "The Investment Manager," the Fund is responsible for the payment of its expenses including: the fees payable to the Investment Manager; the fees payable to the Administrator; the fees and certain expenses of the Fund's custodian and transfer agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Fund; the charges and expenses of the Fund's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Fund in connection with its transactions; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade association of which the Fund is a member; the costs of share certificates representing shares of the Fund; organizational and offering expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the Commission, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business.

     For the fiscal years ended February 29, 2004, February 28, 2003 and February 28, 2002, the Administrator was paid $441,795, $284,458 and $232,623, respectively, for services rendered to the Fund.

THE DISTRIBUTOR

     Pursuant to an Underwriting and Distribution Services Agreement (the "Distribution Agreement"), ING Funds Distributor, LLC, an affiliate of the Investment Manager and the Administrator, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. The Distributor bears all of its expenses of providing services pursuant to the Distribution Agreement, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and the Distributor pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. The Distributor also pays for supplementary sales literature and advertising costs.

     The Distribution Agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by the Fund or by the Distributor upon 60 days' notice. Termination by the Fund with respect to a class may be by vote of a majority of the Board, and a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, or a majority of the outstanding voting securities of the class of the Fund, as defined under the 1940 Act.

     In addition to paying fees under the Fund's Distribution Agreement, the Fund may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Manager (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Fund to intermediaries may take two forms: (1) basis point payments on net assets and/or
(2) fixed dollar amount payments per shareholder account. These may include payments for 401k sub-accounting services, networking fees, and omnibus account servicing fees.

     The Fund's Manager or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including Fund affiliates. These amounts would be in addition to the distribution payments made by the Fund under the Distribution Agreement, and are in addition to trails and commissions. The payments made under these arrangements are paid out of the Manager's or the Distributor's legitimate profits, and are intended to result in the promotion or distribution of Fund shares.

     Compensation paid by the Manager or the Distributor may take the form of cash incentives and non-cash compensation, and may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; occasional entertainment; ticket charges; charitable contributions to charities supported by an intermediary; payment for travel expenses (including meals and lodging) incurred by sales personnel to locations appropriate under applicable NASD Rules for such seminars or training programs; radio and television shows regarding securities products; seminars for the public; business development and educational enhancement items such a software packages; prospecting lists; client appreciation events; advertising and sales campaigns (including printing and postage expenses) regarding the Fund or other funds managed by the Manager; other events sponsored by dealers; and professional certifications and dues. The Distributor also may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. Payment arrangements with financial institutions are generally structured in one of three ways: (1) as a percentage of net assets; (2) as a fixed dollar amount; or (3) as a percentage of gross sales. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Fund's shares sold by the dealer during a particular period, and (2) 0.20% per annum of the value of the Fund's shares held by the dealer's customers.

     The Distributor has agreed to waive the service fee for Class B Common Shares. The expense waiver will continue through at least February 28, 2005. There is no guarantee that this waiver will continue after that date. For the fiscal years ended February 29, 2004, February 28, 2003 and February 28, 2002, the Distributor was paid $1,962,635, $938,133 and $648,947, respectively, for services rendered to the Fund.

     The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund's most recent fiscal year:

                              NET UNDERWRITING        COMPENSATION ON
    NAME OF PRINCIPAL          DISCOUNTS AND          REDEMPTIONS AND          BROKERAGE            OTHER
       UNDERWRITER              COMMISSIONS             REPURCHASES           COMMISSIONS        COMPENSATION
-------------------------------------------------------------------------------------------------------------
       ING Funds
   Distributor, LLC             $  157,034               $  83,472              $  2,057             $  0

                             PROXY VOTING PROCEDURES

     The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Investment Manager the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting procedures, which require the Investment Manager to vote proxies in accordance with the Fund's proxy voting procedures and guidelines, an independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Valuation and Proxy Voting Committee to oversee the implementation of the Fund's proxy voting procedures. A copy of the proxy voting procedure guidelines of the Fund, including procedures of the Investment Manager, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database (www.sec.gov).

                             PORTFOLIO TRANSACTIONS

     The Fund will generally have at least 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in Senior Loans. The remaining assets of the Fund will generally consist of unsecured loans, subordinated loans, corporate debt securities, loans to foreign borrowers, equity securities acquired in connection with the purchase of loans and in other investment companies such as money market funds. The remaining assets may also consist of cash and short-term debt instruments. The Fund will acquire investments from and sell investments to banks, insurance companies, finance companies, and other investment companies and private investment funds. The Fund may also purchase investments from and sell investments to U.S. branches of foreign banks which are regulated by the Federal Reserve System or appropriate state regulatory authorities. The Fund's interest in a particular investment will terminate when the Fund receives full payment on the loan or sells an investment in the secondary market. Costs associated with purchasing or selling investments in the secondary market include commissions paid to brokers and processing fees paid to agents. These costs are allocated between the purchaser and seller as agreed between the parties.

     Purchases and sales of short-term debt and other financial instruments for the Fund's portfolio usually are principal transactions, and normally the Fund will deal directly with the underwriters or dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such market makers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Short-term debt instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund that are not transactions with principals will consist primarily of brokerage commissions or dealer or underwriter spreads between the bid and asked price, although purchases from underwriters may involve a commission or concession paid by the issuer.

     Each Investment Management Agreement or Sub-Advisory Agreement authorizes the Investment Manager or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable execution available. Pursuant to the Investment Management Agreements or Sub-Advisory Agreement, the Investment Manager or Sub-Adviser determines, subject to the instructions of and review by the Board of the Fund, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Manager or the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

     In placing portfolio transactions, the Investment Manager or Sub-Adviser will use commercially reasonable efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities and other factors. While the Investment Manager or Sub-Adviser seeks to obtain the most favorable net results in effecting transactions in the Fund's portfolio securities, brokers or dealers who provide research services may receive orders for transactions by the Fund. Such research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry, or economic sector. The Investment Manager or Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions that other brokers or dealers not providing such research may charge for the same transaction, even if the specific services were not imputed to the Fund and were useful to the Investment Manager or Sub-Adviser in advising other clients. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Investment Manager or the Sub-Adviser under the Investment Management Agreement or Sub-Advisory Agreement between the Investment Manager, the Sub-Adviser and the Fund. The expenses of the Investment Manager or Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. The Investment Manager or Sub-Adviser may use any research services obtained in providing investment advice to its other investment advisory accounts. Conversely, such information obtained by the placement of business for the Investment Manager or Sub-Adviser or other entities advised by the Investment Manager or Sub-Adviser will be considered by and may be useful to the Investment Manager or Sub-Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (1934 Act), the Investment Manager or Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services (as defined in the 1934 Act) to the Investment Manager or Sub-Adviser an amount of disclosed commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting the transaction.

     The Fund does not intend to effect any brokerage transaction in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Investment Manager or Sub-Adviser. To the extent certain services which the Fund is obligated to pay for under the Investment Management Agreement or Sub-Advisory Agreement are performed by the Investment Manager or Sub-Adviser, the Fund will reimburse the Investment Manager or Sub-Adviser for the costs of personnel involved in placing orders for the execution of portfolio transactions.

     Brokerage commissions paid by the Fund for the fiscal year ended February 29, 2004, was $3,301. There were no brokerage commissions paid by the Fund for the fiscal years ended February 28, 2003 and February 28, 2002.

     Of the total commissions paid during the fiscal years ended February 29, 2004, February 28, 2003 and February 29, 2002, $0 was paid to firms which provided research, statistical or other services to the Investment Manager.

PORTFOLIO TURNOVER RATE

     The annual rate of the Fund's total portfolio turnover for the fiscal year ended February 29, 2004, February 28, 2003 and February 28, 2002 was 72%, 60% and 65%, respectively. The annual turnover rate of the Fund is generally expected to be between 25% and 100%, although as part of its investment policies, the Fund places no restrictions on portfolio turnover and the Fund may sell any portfolio security without regard to the period of time it has been held. The annual turnover rate of the Fund also includes loans on which the Fund has received full or partial payment. The Investment Manager believes that full and partial payments on loans generally comprise approximately 25% to 75% of the Fund's total portfolio turnover each year.

                         ADDITIONAL PURCHASE INFORMATION

     If you invest in the Fund through a financial intermediary, you may be charged a commsssion or transaction fee by the financial intermediary for the purchase and sale of Fund shares.

SPECIAL PURCHASES AT NET ASSET VALUE

     Class A shares of the Fund may be purchased at NAV, without a sales charge, by persons who have offered for repurchase their Class A Shares of the Fund or redeemed their Class A Shares of another ING Fund within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the repurchase or redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the repurchase or redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the repurchase or redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Additionally, Class A Shares of the Fund may also be purchased at NAV by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that the Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made through a dealer who has executed a selling group agreement with respect to the Fund (or an open-end ING Fund), the Distributor may pay the selling firm 0.25% of the Offering Price from its own funds.

     Shareholders of ING Money Market Fund, ING Classic Money Market Fund and ING Lexington Money Market Trust who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A Shares of the Fund at its current NAV, without a sales charge.

     The officers, Trustees and bona fide full-time employees of the Fund and the officers, directors and full-time employees of the Investment Manager, the Sub-Adviser, the Distributor, any service provider to the Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or Sub-Adviser, may purchase Class A Shares of the Fund at NAV without a sales charge. Such purchasers may be required to sign a letter stating that the purchase is for his or her own investment purposes only and that the securities will not be resold except to the Fund. The Fund may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at NAV without any commission or concession.

     Class A Shares may also be purchased at NAV by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of an open-end fund managed by the Investment Manager or from ING Prime Rate Trust.

     Class A Shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more ING Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Fund or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Fund; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); (vi) any registered investment company for which the Investment Manager serves as adviser; (vii) investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in the Fund or through an unregistered separate account sponsored by ING Life Insurance and Annuity Company (ILIAC) or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability; and (viii) insurance companies (including separate accounts).

     The Fund may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

     An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares of the Fund by completing the Letter of Intent section of the Shareholder Application in the Prospectus. By completing the Letter of Intent, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. Those holdings will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one ING Fund will be effective only after notification to the Distributor that the investment qualifies for a discount. Any shares of the shareholder repurchased by the Fund during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less amounts repurchased by the Fund) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 4.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the purchaser's monthly statement; income and capital gain distributions on the escrowed shares will be paid directly to the investor. The escrowed shares will not be available for repurchase by the Fund until the Letter of Intent has been completed, or the higher sales charge paid. When the total purchases, less repurchases by the Fund, equal the amount specified under the Letter of Intent, the shares in escrow will be released. If the total purchases, less repurchases by the Fund, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter of Intent. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less repurchases by the Fund, are less than the amount specified under the Letter of Intent, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, an appropriate number of shares in escrow will be repurchased by the Fund at the next monthly repurchase to realize such difference. If the proceeds from a total repurchase of the escrowed shares are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total repurchase of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the repurchase and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his or her attorney-in-fact with full power of substitution to surrender for repurchase any or all escrowed shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and liqudate shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that the Letter of Intent is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Fund plus shares of open-end funds distributed by the Distributor can be combined with a current purchase of shares of the Fund to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor,
(ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plan qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also applies on a non-cumulative basis to purchases made at one time by the customers of a single dealer in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Fund and open-end ING Funds purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent privilege, shares which impose an EWC or CDSC may be combined with Class A shares for a reduced sales charge but will not affect any EWC or CDSC which may be imposed upon the redemption of shares of a Fund which imposes an EWC or CDSC.

CONVERSION OF CLASS B SHARES

     A shareholder's Class B shares will automatically convert to Class A shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares, except that Class B Shares acquired initially through Funds that were part of the Northstar family of funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on

Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the respective net asset values per share of the two classes.

                             LIQUIDITY REQUIREMENTS

     From the time that the Fund sends a notification to shareholders until the Pricing Date (as defined in the Fund's repurchase offer documents), the Fund will maintain a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (as defined in the Fund's repurchase offer documents) in assets: (a) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the asset within the time period between the Repurchase Request Deadline and the next Repurchase Payment Deadline (as defined in the Fund's repurchase offer documents); or (b) that mature by the next Repurchase Payment Deadline. In the event that the Fund's assets fail to comply with this requirement, the Board will cause the Fund to take such action as the Board deems appropriate to ensure compliance.

                                FEDERAL TAXATION

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Fund.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund will elect each year to be taxed as a regulated investment company
(RIC) under Subchapter M of the Internal Revenue Code ("Code"). As a RIC, the Fund generally will not be subject to federal income tax on the portion of its investment company taxable income (I.E., taxable interest, dividends and other taxable ordinary income, net of expenses, and net short-term capital gains in excess of long-term capital losses) and net capital gain (I.E., the excess of net long-term capital gains over the sum of net short-term capital losses and capital loss carryovers from prior years) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income for the taxable year ("Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement and an asset diversification requirement discussed below, a RIC must derive at least 90% of its gross income for each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) other than at the original issue will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

     In general, investments by the Fund in zero coupon or other original issue discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the Fund holds the securities, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a RIC and to avoid federal income and excise taxes.

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate shareholders.

     If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a RIC that fails to distribute in each calendar year an amount equal to the sum of (1) 98% of its ordinary taxable income for the calendar year, (2) 98% of its capital gain net income (I.E., capital gains in excess of capital losses) for the one-year period ended on October 31 of such calendar year, and (3) any ordinary taxable income and capital gain net income for previous years that was not distributed or taxed to the RIC during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxed to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     The Fund intends to make sufficient distributions or deemed distributions (discussed below) of its ordinary taxable income and capital gain net income to avoid liability for the excise tax.

DISTRIBUTIONS

     The Fund anticipates distributing all or substantially all of its investment company taxable income for the taxable year. Such distributions will be taxable to shareholders as ordinary income. If a portion of the Fund's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends received deduction.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will generally be taxable to shareholders at a maximum federal tax rate of 15%. Distributions are subject to these capital gains rates regardless of the length of time the shareholder has held his shares. Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the applicable corporate tax rate. In such event, it is expected that the Fund also will elect to treat such gain as having been distributed to shareholders. As a result, each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will be entitled to claim a tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


     Generally, the maximum tax rate for individual taxpayers on long-term capital gains from sales and on certain qualifying dividend income is 15%. These rates do not apply to corporate taxpayers. The Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate, although it does not expect to distribute a material amount of qualifying dividends. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of lower rate. Distributions from funds, such as the Fund, investing in debt instruments will not generally qualify for the lower rates.


     Distributions by the Fund in excess of the Fund's earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any such return of capital distributions in excess of the shareholder's tax basis will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. If the NAV at the time a shareholder purchases shares of the Fund reflects undistributed income or gain, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% of all dividends and redemption proceeds payable to any shareholder (1) who fails to provide the Fund with a certified, correct identification number or other required certifications, or (2) if the Internal Revenue Service notifies the Fund that the shareholder is subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability if the appropriate information is provided to the IRS.

REPURCHASE OF SHARES

     Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in a repurchase offer. A sale of Fund shares pursuant to a repurchase offer will be treated as a taxable sale or exchange of the Fund shares if the tender (i) completely terminates the shareholder's interest in the Fund, (ii) is treated as a distribution that is substantially disproportionate or (iii) is treated as a distribution that is not essentially equivalent to a dividend. A substantially disproportionate distribution generally requires a reduction of at least 20% in the shareholder's proportionate interest in the Fund after taking into account all shares sold under the repurchase offer. A distribution not essentially equivalent to a dividend requires that there be a meaningful reduction in the shareholder's interest, which should be the case if the shareholder has a minimal proportionate interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

     The Fund intends to take the position that sales of Fund shares pursuant to a repurchase offer will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Fund shares as a capital asset and as a long-term capital gain or loss if such shares have been held for more than one year. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. All or a portion of any loss realized on a sale may also be disallowed if the shareholder acquires other Fund shares within 30 days before or after the sale and, in such a case, the basis of the acquired shares would then be adjusted to reflect the disallowed loss.

     If a sale of Fund shares pursuant to a repurchase offer is not treated as a sale or exchange, then the amount received upon a sale of shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the Fund shares. For individuals, any dividend received as a result of a repurchase should be taxed at 15%.
In addition, if any amounts received are treated as a dividend to tendering shareholders, there is a risk that a constructive dividend may be considered to be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender. In addition, to the extent that the price under a repurchase offer includes any unrealized gains, non-tendering shareholders would be taxed if and when the Fund recognizes and distributes such gains.

FOREIGN SHAREHOLDERS

     U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends, in part, on whether the shareholder's income from the Fund is effectively connected with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or exchange of shares of the Fund, capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, capital gain dividends, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Such shareholders that are classified as corporations for U.S. tax purposes also may be subject to a branch profits tax.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status. See "Distributions."

     Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; OTHER TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Income received by the Fund from foreign sources may be subject to withholding and other taxes imposed by such foreign jurisdictions, absent treaty relief. Distributions to shareholders also may be subject to state, local and foreign taxes, depending upon each shareholder's particular situation. Shareholders are urged to consult their tax advisers as to the particular consequences to them of an investment in the Fund.

                        ADVERTISING AND PERFORMANCE DATA

ADVERTISING

     From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include trading volume of the Fund's shares, the number of loan investments, annual total return, aggregate total return, distribution rate, average compounded distribution rates and yields of the Fund for specified periods of time, and diversification statistics. Such information may also include rankings, ratings and other information from independent organizations such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Value Line, Inc., CDA Technology, Inc., Standard & Poor's, Portfolio Management Data (a division of Standard & Poor's), Moody's, Bloomberg or other industry publications. These rankings will typically compare the Fund to all closed-end funds, to other Senior Loan funds, and/or also to taxable closed-end fixed income funds. Any such use of rankings and ratings in advertisements and sales literature will conform with the guidelines of the NASD approved by the Commission. Ranking comparisons and ratings should not be considered representative of the Fund's relative performance for any future period.

     Reports and promotional literature may also contain the following information: (i) number of shareholders; (ii) average account size; (iii) identification of street and registered account holdings; (iv) lists or statistics of certain of the Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rates, number of holdings, average market capitalization and modern portfolio theory statistics alone or in comparison with itself (over time) and with its peers and industry group; (v) public information about the assets class; and (vi) discussions concerning coverage of the Fund by analysts.

     In addition, reports and promotional literature may contain information concerning the Investment Manager, ING Groep, the Portfolio Managers, the Administrator or affiliates of the Fund including (i) performance rankings of other funds managed by the Investment Manager, or the individuals employed by the Investment Manager who exercise responsibility for the day-to-day management of the

Fund, including rankings and ratings of investment companies published by Lipper, Morningstar, Inc., Value Line, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank or rate investment companies or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services; (v) the past performance of other funds managed by the Investment Manager; (vi) quotes from a portfolio manager of the Fund or industry specialists; and (vii) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

     The Fund may compare the frequency of its reset period to the frequency which LIBOR changes. Further, the Fund may compare its yield to (i) LIBOR, (ii) the federal funds rate, (iii) the Prime Rate, quoted daily in the Wall Street Journal as the base rate on corporate loans at large U.S. money center commercial banks, (iv) the average yield reported by the Bank Rate Monitor National Index for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (v) yield data published by Lipper, Bloomberg or other industry sources, or (vi) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding. Further, the Fund may compare such other yield data described above to each other. The Fund may also compare its total return, NAV stability and yield to fixed income investments. As with yield and total return calculations, yield comparisons should not be considered representative of the Fund's yield or relative performance for any future period.

     The Fund may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussion of other investment companies in the ING Funds, products and services, and descriptions of the benefits of working with investment professionals in selecting investments.

PERFORMANCE DATA

     The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. On occasion, the Fund may quote total return calculations published by Lipper, a widely recognized independent publication that monitors the performance of both open-end and closed-end investment companies.

     The Fund's distribution rate is calculated on a monthly basis by annualizing the dividend declared in the month and dividing the resulting annualized dividend amount by the Fund's corresponding month-end NAV (in the case of NAV) or the last reported market price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income, and ordinarily will not include capital gains or losses, if any.

     Total return and distribution rate and compounded distribution rate figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and NAV per share can be expected to fluctuate over time. Total return will vary depending on market conditions, the Senior Loans, and other securities comprising the

Fund's portfolio, the Fund's operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

                               GENERAL INFORMATION

CUSTODIAN

     State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 has been retained to act as the custodian for the Fund. State Street Bank and Trust Company does not have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

LEGAL COUNSEL

     Legal matters for the Fund are passed upon by Dechert LLP, 1775 I Street, NW, Washington, DC 20006 and 30 Rockefeller Plaza, New York, NY 10122.

INDEPENDENT AUDITORS

     KPMG LLP, 355 South Grand Avenue, Los Angeles, CA 90071, currently serves as the independent registered public accounting firm and has been selected as independent auditors for the Fund for the fiscal year ending February 28, 2005.

                              FINANCIAL STATEMENTS

     The Financial Statements and the independent auditors' reports thereon, appearing in the Fund's Annual Report for the period ended February 29, 2004 are incorporated by reference in this SAI. The Fund's Annual and Semi-Annual Reports are available at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, upon request and without charge by calling (800) 992-0180.

                                    ING FUNDS

                                   ----------

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

                                   ----------

I.     INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. These Procedures and Guidelines may be amended only by the Board. The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.    VALUATION AND PROXY VOTING COMMITTEE

The Boards hereby delegate to the Valuation and Proxy Voting Committee of each Board (each a "Committee" and collectively, the "Committees") the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund's investment adviser (the "Adviser"). The Proxy Voting Procedures of the Adviser are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein,

--------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Valuation and Proxy Voting Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Valuation and Proxy Voting Committee with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined below and in the Adviser's proxy voting procedures) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.   DELEGATION OF VOTING RESPONSIBILITY

The Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Valuation and Proxy Voting Committee.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

When a Fund is a feeder in a master/feeder structure, proxies for the portfolio securities of the master fund will be voted pursuant to the master fund's proxy voting policies and procedures.

IV.    APPROVAL AND REVIEW OF PROCEDURES

Each Fund's Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Board hereby approves such procedures. All material changes to such procedures must be approved by the Board or the Valuation and Proxy Voting Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Valuation and Proxy Voting Committee at its next regularly scheduled meeting.

V.     VOTING PROCEDURES AND GUIDELINES

The Guidelines which are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

       A.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, they appear to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

       B.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1. Votes in Accordance with Agent Recommendation

            In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2. Non-Votes

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent
               Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then request that each member of the Proxy Group and each Investment Professional participating in the voting process provide a Conflicts Report (as such term is defined for purposes of the Adviser's proxy voting procedures).

            If Counsel determines that a conflict of interest appears to exist with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will then call a meeting of the Valuation and Proxy Voting Committee and forward to such committee all information relevant to their review, including the following materials or a summary thereof: the applicable Procedures and Guidelines, the recommendation of the Agent where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser's proxy voting procedures).

            If Counsel determines that there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

            4. Referrals to a Fund's Valuation and Proxy Voting Committee

            A Fund's Valuation and Proxy Voting Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

            The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.    CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends a vote contrary to the

Procedures and Guidelines, or contrary to the recommendation of the Agent, or where the Procedures and Guidelines are silent and the Agent has made no recommendation, and Counsel has determined that a conflict of interest appears to exist with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund's Valuation and Proxy Voting Committee for determination so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which it may be deemed to have a conflict of interest.

VII.   REPORTING AND RECORD RETENTION

Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING INVESTORS TRUST
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND


Effective as of July 10, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES


                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                                   ----------

                             PROXY VOTING PROCEDURES
                    Effective as of July 10, 2003, as amended

                                   ----------

I.     INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.    ROLES AND RESPONSIBILITIES

       A.   Proxy Coordinator

       The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

       B.   Agent

       An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

       The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

       The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

       C.   Proxy Group

       The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy

       Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

       A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

       A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

       For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
       (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

       If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

       If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

       D.   Investment Professionals

       The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.   VOTING PROCEDURES

       A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

       B.   Routine Matters

       The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

       C.   Matters Requiring Case-by-Case Consideration

       The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

       Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

       The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1. Votes in Accordance with Agent Recommendation

            In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2. Non-Votes

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits,

            E.G., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent
               Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.    CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.     REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund's portfolio securities. Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                           TITLE OR AFFILIATION
Stanley D. Vyner          Chief Investment Risk Officer and Executive Vice
                          President of ING Investments, LLC

Karla J. Bos              Acting Proxy Coordinator

Maria Anderson            Assistant Vice President - Manager Fund Compliance
                          of ING Funds Services, LLC

Michael J. Roland         Executive Vice President and Chief Financial Officer
                          of ING Investments, LLC

Todd Modic                Vice President of Financial Reporting - Fund
                          Accounting of ING Funds Services, LLC

Theresa K. Kelety, Esq.   Counsel, ING Americas US Legal Services


Effective as of April 21, 2004

                                    EXHIBIT 3
                                     TO THE
                        ING FUNDS PROXY VOTING PROCEDURES


                                   ----------

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 11, 2003

                                   ----------

I.     INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.    GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent,

Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

1.     THE BOARD OF DIRECTORS
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis.

SEPARATING CHAIRMAN AND CEO
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately.

PROPOSALS SEEKING A MAJORITY OF INDEPENDENT DIRECTORS
Evaluate on a CASE-BY-CASE basis shareholder proposals asking that a majority of directors be independent. Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

STOCK OWNERSHIP REQUIREMENTS
Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

TERM OF OFFICE
Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors.

AGE LIMITS
Generally, vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if:
       (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
       (2)  Only if the director's legal expenses would be covered.

2.     PROXY CONTESTS
VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.     AUDITORS
RATIFYING AUDITORS
Generally, vote FOR proposals to ratify auditors.

NON-AUDIT SERVICES
Consider on a CASE-BY-CASE basis proposals to approve auditors when total non-audit fees exceed the total of audit fees, audit-related fees and permissible tax fees.

AUDITOR INDEPENDENCE
Generally, vote AGAINST shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services).

AUDIT FIRM ROTATION (SHAREHOLDER PROPOSALS):
Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.     PROXY CONTEST DEFENSES
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
Generally, vote AGAINST proposals to classify the board.
Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

SHAREHOLDER ABILITY TO REMOVE DIRECTORS
Generally, vote AGAINST proposals that provide that directors may be removed only for cause.
Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

CUMULATIVE VOTING
Generally, vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
Review on a CASE-BY-CASE basis proposals that seek to fix the size of the board. Review on a CASE-BY-CASE basis proposals that give management the ability to alter the size of the board without shareholder approval.

5.     TENDER OFFER DEFENSES
POISON PILLS
Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

GREENMAIL
Generally, vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

PALE GREENMAIL
Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

UNEQUAL VOTING RIGHTS
Generally, vote AGAINST dual-class exchange offers.
Generally, vote AGAINST dual-class recapitalizations.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND THE CHARTER OR BYLAWS Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

WHITE SQUIRE PLACEMENTS
Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.     MISCELLANEOUS GOVERNANCE PROVISIONS
CONFIDENTIAL VOTING
Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:
    - In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
    -  If the dissidents agree, the policy remains in place.
    - If the dissidents do not agree, the confidential voting policy is waived. Generally, vote FOR management proposals to adopt confidential voting.

EQUAL ACCESS
Generally, vote FOR shareholder proposals that would allow significant company shareholders (defined as those holding more than $5 million in securities of the company in question) equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.

SHAREHOLDER ADVISORY COMMITTEES
Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

7.     CAPITAL STRUCTURE
COMMON STOCK AUTHORIZATION
Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.
Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

REVERSE STOCK SPLITS
Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.

PREFERRED STOCK
Generally, vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Generally, vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.
Generally, vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Generally, vote FOR management proposals to reduce the par value of common stock.

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

DEBT RESTRUCTURINGS
Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

SHARE REPURCHASE PROGRAMS
Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.     EXECUTIVE AND DIRECTOR COMPENSATION
Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Generally, vote AGAINST management proposals seeking approval to reprice options.

DIRECTOR COMPENSATION
Votes on stock-based plans for directors are made on a CASE-BY-CASE basis.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be made on a CASE-BY-CASE basis.

OBRA-RELATED COMPENSATION PROPOSALS:
     AMENDMENTS THAT PLACE A CAP ON ANNUAL GRANTS OR AMEND ADMINISTRATIVE
     FEATURES
     Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO ADD PERFORMANCE-BASED GOALS
     Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

     AMENDMENTS TO INCREASE SHARES AND RETAIN TAX DEDUCTIONS UNDER OBRA
     Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of
     Section 162(m) should be evaluated on a CASE-BY-CASE basis.

     APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.
Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

GOLDEN AND TIN PARACHUTES
Generally, vote FOR shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.
Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

EXPENSING OF STOCK OPTIONS
Consider shareholder proposals to expense stock options on a CASE-BY-CASE basis.

9.     STATE OF INCORPORATION
VOTING ON STATE TAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

VOTING ON REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis.

10.    MERGERS AND CORPORATE RESTRUCTURINGS
MERGERS AND ACQUISITIONS
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

CORPORATE RESTRUCTURING
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a CASE-BY-CASE basis.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis.

ASSET SALES
Votes on asset sales should be made on a CASE-BY-CASE basis.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis.

ADJOURNMENT
Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

APPRAISAL RIGHTS
Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

CHANGING CORPORATE NAME
Generally, vote FOR changing the corporate name.

11.    MUTUAL FUND PROXIES
ELECTION OF DIRECTORS
Vote the election of directors on a CASE-BY-CASE basis.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis.

PROXY CONTESTS
Vote proxy contests on a CASE-BY-CASE basis.

INVESTMENT ADVISORY AGREEMENTS
Vote the investment advisory agreements on a CASE-BY-CASE basis.

APPROVING NEW CLASSES OR SERIES OF SHARES
Generally, vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 ACT POLICIES
Vote these proposals on a CASE-BY-CASE basis.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION Vote these proposals on a CASE-BY-CASE basis.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Generally, vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME RULE PROPOSALS
Vote these proposals on a CASE-BY-CASE basis.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

CHANGING THE DOMICILE OF A FUND
Vote reincorporations on a CASE-BY-CASE basis.

CHANGE IN FUND'S SUBCLASSIFICATION
Vote these proposals on a CASE-BY-CASE basis.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER APPROVAL
Generally, vote FOR these proposals.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis.

MASTER-FEEDER STRUCTURE
Generally, vote FOR the establishment of a master-feeder structure.

CHANGES TO THE CHARTER DOCUMENT
Vote changes to the charter document on a CASE-BY-CASE basis.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis.

ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

TERMINATE THE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.    SOCIAL AND ENVIRONMENTAL ISSUES
These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

13.    GLOBAL PROXIES
While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

ROUTINE MANAGEMENT PROPOSALS
Generally, vote FOR the following and other similar routine management proposals:
    -  the opening of the shareholder meeting
    -  that the meeting has been convened under local regulatory requirements
    -  the presence of quorum
    -  the agenda for the shareholder meeting
    -  the election of the chair of the meeting
    -  the appointment of shareholders to co-sign the minutes of the meeting
    -  regulatory filings (E.G., to effect approved share issuances)
    - the designation of inspector or shareholder representative(s) of minutes of meeting
    - the designation of two shareholders to approve and sign minutes of meeting
    -  the allowance of questions
    -  the publication of minutes
    -  the closing of the shareholder meeting

DISCHARGE OF MANAGEMENT/SUPERVISORY BOARD MEMBERS
Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders.

DIRECTOR REMUNERATION
Consider director compensation plans on a CASE-BY-CASE basis. Generally, vote FOR proposals to approve the remuneration of directors as long as the amount is not excessive and there is no evidence of abuse.

APPROVAL OF FINANCIAL STATEMENTS AND DIRECTOR AND AUDITOR REPORTS
Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company's financial accounts and reporting.

REMUNERATION OF AUDITORS
Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

INDEMNIFICATION OF AUDITORS
Generally, vote AGAINST proposals to indemnify auditors.

ALLOCATION OF INCOME AND DIVIDENDS
Generally, vote FOR management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

STOCK (SCRIP) DIVIDEND ALTERNATIVES
Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

DEBT ISSUANCE REQUESTS
When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards.

FINANCING PLANS
Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

RELATED PARTY TRANSACTIONS
Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company's charter or contains unfavorable terms.

CAPITALIZATION OF RESERVES
Generally, vote FOR proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

ARTICLE AMENDMENTS
Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:
    -  it is editorial in nature;
    -  shareholder rights are protected;
    -  there is negligible or positive impact on shareholder value;
    -  management provides adequate reasons for the amendments; and
    -  the company is required to do so by law (if applicable).

                                     PART C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

   1.  Financial Statements

                    Contained in Part A: Financial Highlights for the period ended August 31, 2004 (unaudited) and the periods ended February 29, 2004, February 28, 2003 and 2002.

                    Contained in Part B: Financial Statements are incorporated in Part B by reference to Registrant's February 29, 2004 Annual Report (audited) and August 31, 2004 Semi Annual Report (unaudited).

   2.  Exhibits

     (A) (i) Agreement and Declaration of Trust - Filed as an exhibit to the Registrant's Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act") on Form N-2 (File No. 811-10223), filed on February 2, 2001 and incorporated herein by reference.

                         (a) Amendment No. 1 to Agreement and Declaration of
                             Trust dated March 1, 2002 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

         (ii) Certificate of Trust of ING Pilgrim Senior Income Fund dated December 15, 2000 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) Certificate of Amendment of Certificate of Trust
                             dated March 26, 2001 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

                         (b) Certificate of Amendment of Certificate of Trust
                             dated February 15, 2002 - Filed as an exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2002 and incorporated herein by reference.

     (B) Bylaws - Filed as an exhibit to the Registrant's Registration Statement under the 1940 Act (File No. 811-10223) on Form N-2 filed on February 2, 2001 and incorporated herein by reference.

     (C)            Not Applicable

     (D)            Not Applicable

     (E)            Not Applicable

     (F)            Not Applicable

     (G) (i) Investment Management Agreement dated December 15, 2000 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

         (ii) Sub-Advisory Agreement dated August 1, 2003 between ING Investments, LLC and Aeltus Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) First Amendment dated September 1, 2003 to
                             Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

     (H) (i) Amended and Restated Underwriting Agreement dated May 24, 2002 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) Substitution Agreement, ING Senior Income Fund
                             dated October 8, 2002 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

         (ii) Form of Selling Group Agreements - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

     (I)            Not Applicable

     (J) (i) Custody Agreement dated December 15, 2000 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

         (ii) Custodian and Investment Accounting Agreement dated November 1, 2002 between the Registrant and State Street Bank and Trust Company - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) First Amendment to Custodian and Investment
                             Accounting Agreement dated March 1, 2002 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (b) Amended and Restated Exhibit A with respect to the
                             Custodian and Investment Accounting Agreement - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

     (K) (i) Administration Agreement dated December 15, 2000 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

                         (a) Amendment dated November 2, 2001 to Administration
                             Agreement - Filed as an exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2002 and incorporated herein by reference.

         (ii) Recordkeeping Agreement dated December 15, 2000 - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

         (iii) Shareholder Service Plan for Class A - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

         (iv) Service and Distribution Plan for Class B - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

                         (a) Waiver Agreement - Filed as an exhibit to
                             Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

                         (b) Amended Waiver Agreement - Filed as an exhibit to
                             Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2002 and incorporated herein by reference.

                         (c) Amended Waiver Agreement - Filed as an exhibit to
                             Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-2 filed on June 30, 2003 and incorporated herein by reference.

                         (d) Amended Waiver Agreement - Filed as an exhibit
                             to Post-Effective Amendment No. 17 to the
                             Registrant's Registration Statement on Form N-2 filed on June 28, 2004 and incorporated herein by reference.

         (v) Service and Distribution Plan for Class C - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

         (vi) Service and Distribution Plan for Class Q - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

         (vii) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 - Filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

         (viii) Restated Expense Limitation Agreement dated August 1, 2003 - Filed as an exhibit to Post-Effective Amendment No. 1to the Registrant's Registration Statement on Form N-2 filed on April 30, 2004 and incorporated herein by reference.

         (ix) Form of Revolving Loan Agreement - Filed as an exhibit to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-2 filed on April 30, 2002 and incorporated herein by reference.

         (x) Agency Agreement with DST Systems, Inc. dated November 30, 2000 - Filed as an exhibit to Post-Effective Amendment
                    No. 17 to the Registrant's Registration Statement on
                    Form N-2 filed on June 28, 2004 and incorporated herein by reference.


                         (a) Amended and Restated Exhibit A to the Agency
                             Agreement dated February 25, 2004 - Filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-2 filed on June 28, 2004 and incorporated herein by reference.

         (xi) Allocation Agreement - Directors & Officers Liability dated May 24(,) 2002 - Filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-2 filed on June 28, 2004 and incorporated herein by reference.


         (xii) Allocation Agreement - Fidelity Bond dated May 24, 2002 - Filed as an exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-2 filed on June 28, 2004 and incorporated herein by reference.

     (L) (i) Opinion and Consent of Dechert LLP regarding registering of new shares - Filed herein.

     (M)            Not Applicable

     (N)            Consent of KPMG LLP - Filed herein.

     (O)            Not Applicable

     (P) Representation Letter - Filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

     (Q)            Not Applicable

     (R) (i) Pilgrim Group Funds Code of Ethics - Filed as an exhibit to the Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2 filed on March 30, 2001 and incorporated herein by reference.

         (ii) Aeltus Investment Management, Inc. Code of Ethics - Filed as an exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-2 filed on June 30, 2003 and incorporated herein by reference.

ITEM 25. MARKETING AGREEMENTS

   Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

   The following table sets forth expenses incurred or estimated to be incurred in connection with the offering described in the Registration Statement.


Registration Fees                                      $     58,000

Trustee Fees                                           $          0

Rating Agency Fees                                     $          0

Printing Expenses                                      $      2,000

Legal Fees                                             $      8,000

Accounting Fees and Expenses                           $      5,000

Miscellaneous Expenses                                 $          0

     Total                                             $    73,000


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

   Not Applicable.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES


     TITLE OF CLASS                    NUMBER OF RECORD HOLDERS
     --------------                  -----------------------------
     Class A Shares                  13,602 as of November 23, 2004
     Class B Shares                   5,091 as of November 23, 2004
     Class C Shares                  19,390 as of November 23, 2004
     Class Q Shares                     620 as of November 23, 2004
     -------------------------------------------------------------
     Total                           38,703 as of November 23, 2004


ITEM 29. INDEMNIFICATION

   Section 8.2 of the Agreement and Declaration of Trust provides: The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Fund out of its assets shall indemnify, defend and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee's performance of his or her duties as a Trustee of the Fund; PROVIDED, HOWEVER, that the Fund shall not indemnify a Trustee against liability caused by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

   Every note, bond, contract, instrument, certificate or undertaking, and every other act or thing whatsoever issued, executed or done by or on behalf of the Fund or the Trustees or any of them, in connection with the Fund shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or a Trustee, and such Trustees or Trustee shall not be personally liable thereon.

   Section 8.3 of the Agreement and Declaration of Trust provides: The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Fund and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. In performing their duties, the Trustees may rely on any information, advice, opinion, report or statement (including without limiting the generality of the foregoing any financial statement or other financial data and any interpretation of the meaning and operation of the Fund's governing documents), prepared or presented by an officer or employee of the Fund, or prepared or presented by a lawyer, certified public accountant or other person as a matter which a Trustee believes to be within the person's professional or expert competence and the Trustees shall be under no liability for any act or omission in accordance with any such information advice, opinion, report or statement nor failing to rely on or follow such information, advice, opinion, report or statement. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

   Section 8.4 of the Agreement and Declaration of Trust provides: The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Fund assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Fund, whether or not the Fund would have the power to indemnify him or her against such liability under the provisions of this Article.

   Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will submit, unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

   Information as to the Trustees and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended ("Advisers Act"), and is incorporated herein by reference thereto.

   Information as to the directors and officers of the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV for ING Investment Management Co. (File No. 801-9046) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

   The amounts and records of the Registrant will be maintained at its office and at the office of its administrator, ING Funds Services, LLC, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, at the office of its sub-adviser, ING Investment Management Co., 10 State House Square, Hartford, Connecticut 06103-3602 and at the office of its custodian, State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

ITEM 32. MANAGEMENT SERVICES

   Not Applicable.

ITEM 33. UNDERTAKINGS

   1.  Not Applicable.

   2.  Not Applicable.

   3.  Not Applicable.

   4. a. To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     c. To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

   5.  Not Applicable

   6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Registration Statement meets all of the requirements for effectiveness under paragraph (b) of Rule 486 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 6th day of December, 2004.

                                     ING SENIOR INCOME FUND

                                     By: /s/ Huey P. Falgout, Jr.
                                       --------------------------
                                         Huey P. Falgout, Jr.
                                         Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         SIGNATURE                                   TITLE                                DATE

-----------------------------
John G. Turner*                               Trustee and Chairman                    December 6, 2004


-----------------------------
James M. Hennessy*                        President and Chief Executive               December 6, 2004
                                                     Officer

-----------------------------
Michael J. Roland*                        Executive Vice President, Chief             December 6, 2004
                                        Financial Officer, and Assistant
                                                    Secretary


-----------------------------
Paul S. Doherty*                                     Trustee                          December 6, 2004


-----------------------------
J. Michael Earley*                                   Trustee                          December 6, 2004


-----------------------------
R. Barbara Gitenstein*                               Trustee                          December 6, 2004


-----------------------------
Walter H. May*                                       Trustee                          December 6, 2004


-----------------------------
Thomas J. McInerney*                                 Trustee                          December 6, 2004


-----------------------------
Jock Patton*                                         Trustee                          December 6, 2004


-----------------------------
David W.C. Putnam*                                   Trustee                          December 6, 2004


-----------------------------
Blaine E. Rieke*                                     Trustee                          December 6, 2004


-----------------------------
Roger B. Vincent*                                    Trustee                          December 6, 2004


-----------------------------
Richard A. Wedemeyer*                                Trustee                          December 6, 2004


* By: /s/ Huey P. Falgout, Jr.
      ------------------------
      Huey P. Falgout, Jr.
      Attorney-in-Fact**

**   Powers of Attorney for James M. Hennessy, Michael J. Roland and each
Trustee were previously filed as attachments to Amendment No. 15 to the Registrant's Form N-2 Registration Statement on February 23, 2004, and are incorporated herein by reference.

EXHIBIT NUMBER      EXHIBIT DESCRIPTION
---------------------------------------------------------------------------------

L (i) Opinion and Consent of Dechert LLP regarding the registering of new shares

N                   Consent of KPMG LLP